Dreyfus
      Aggressive Growth
      Fund

      ANNUAL REPORT August 31, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            19   Report of Independent Auditors

                            20   Board Members Information

                            22   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                 Dreyfus Aggressive Growth Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Aggressive Growth Fund, covering the 12-month period from September 1, 2001 through August 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Kevin Sonnett, CFA.

Stock markets in the United States and around the world confronted a number of formidable challenges during the reporting period. In addition to lackluster corporate earnings and the war on terrorism, investors have recently contended with questions regarding the accuracy of companies' financial statements. These and other influences drove most major domestic stock market indices lower, including those that measure large-, mid- and small-cap stock performance.

Despite widespread pessimism among investors, we are generally optimistic about the future. The economy has begun to recover, showing signs of growth that have already begun to have a positive effect on corporate earnings. Recent market declines may have created attractive values in some stocks. At the same time, we believe that the recent accounting scandals will likely lead to higher standards and stronger oversight of corporate behavior, which should give investors greater confidence.

One key to success during turbulent times such as these is an investment horizon that is measured in years, not weeks or months. Remember, over the long term stocks have historically produced higher returns than other types of investments. For investors with a long-term perspective, we believe that stocks should continue to provide considerable potential for growth.

If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective, long-term view of the financial markets.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 16, 2002




DISCUSSION OF FUND PERFORMANCE

Kevin Sonnett, CFA, Portfolio Manager

How did Dreyfus Aggressive Growth Fund perform relative to its benchmark?

For the 12-month period that ended August 31, 2002, the fund produced a total return of -20.78%.(1) Comparatively, the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), achieved a total return of -17.99% for the same period.(2) Since the fund currently focuses on midcap growth stocks, we believe that the Russell Midcap Growth Index also is an appropriate measure of the fund' s performance for comparison purposes. The Russell Midcap Growth Index achieved a total return of -23.38% for the same period.(3) The funds in the Lipper Mid-Cap Growth Funds, the category in which the fund is reported, had an average total return of -24.40% for the reporting period as well.(4)

The fund's absolute performance is primarily attributable to a difficult economic environment where stocks remained under pressure due to a variety of problems that have plagued the market since mid-2000. Although we are not pleased with negative returns, avoiding harder hit sectors such as technology helped the fund's relative performance in addition to the fund achieving a higher total return than its Lipper category average.

What is the fund's investment approach?

The fund seeks capital appreciation by investing in the stocks of growth companies of any size. Currently, the fund is focusing on midcap growth companies. In choosing stocks, the fund uses a "bottom-up" approach that emphasizes individual stock selection over economic and industry trends. In particular, the fund looks for companies with strong, shareholder-oriented management teams; business models with sustainable competitive advantages and high barriers to entry; high returns; superior revenue and/or profit growth; and compelling valuations. The fund's investments in small- and midcap companies carry additional risks The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

because their earnings are less predictable, their share prices are more volatile, and their securities are less liquid than those of larger companies

What other factors influenced the fund's performance?

The fund's overall performance was primarily affected by persistent market weakness, which began in early 2000 when stocks peaked at prices that reflected unrealistic growth expectations and unsustainable valuations. Many companies, especially in the telecommunications and technology groups, have been unable to arrest deteriorating business fundamentals, such as rising pricing pressures, overcapacity and slow customer demand. These problems have been intensified by new market influences, including terrorism and a war to combat it, corporate accounting scandals, reluctant capital spending by businesses and modest deceleration in consumer spending. As a result, corporate earnings and stock prices have fallen sharply.

While the volatile economic environment was the primary factor in the fund's overall performance, the fund did have some holdings that did not perform well during the reporting period and were subsequently sold. Ivax, a generic drug company, missed profit forecasts and expectations as a result of disappointing sales from key drugs and excess inventory in sales channels. Concerns over cash flow and negative credit quality trends affected Americredit, a consumer used-car loan organization. Finally, Peregrine Systems, a software company, was plagued by slow demand for its infrastructure management software along with an over levered balanced sheet and poor cash flow.

We consider the fund's relative performance to the Russell Midcap Growth Index to be more positive. The fund benefited from its bottom-up security selection strategy and from areas we largely avoided. For example, in the battered technology area we largely steered clear of the even harder hit semiconductor and semiconductor equipment industries, primarily because excess manufacturing capacity remains near record levels, which we believe will adversely affect pricing and profits over the foreseeable future.

Investments in the industrials sector, which includes commercial business services companies, also helped the fund' s relative performanc during the reporting period. Investments in companies such as SunGard Data Systems, BISYS Group, Affiliated Computer Services and Investors Financial Services boosted the fund's performance relative to the Russell Midcap Growth Index. All of these companies perform non-core business services more efficiently than their customers can and most of their business is derived from long-term contracts which can provide a relatively stable source of recurring revenue and profit. The fund also held well-established industrial companies that offer comprehensive capital goods and defense solutions to their customers and that in our view have maintained better risk-reward characteristics during the current economic environment.

What is the fund's current strategy?

We believe that the economic recovery may continue to be slower than most investors previously expected. In addition, we are less certain that an economic recovery has been incorporated into midcap stock prices, and we therefore feel better about the relative risks and rewards of investing in such stocks. We intend to continue to employ our company-by-company analytical process, which has generally pointed us away from technology and telecommunications stocks and toward industrial, health care and consumer companies with attractive valuations and excellent prospects for strong, steady growth.

September 16, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH AUGUST 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

      Part of the fund's recent performance is attributable to its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

(3) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL MIDCAP GROWTH INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE AND MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.

(4)  SOURCE: LIPPER INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Aggressive Growth Fund and the Standard & Poor's 500 Composite Stock Price Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 8/31/02

                                                                           Inception                                       From
                                                                             Date          1 Year          5 Years       Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                        9/29/95       (20.78)%         (19.23)%        (8.23)%

((+))  SOURCE: LIPPER INC.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS AGGRESSIVE GROWTH FUND ON 9/29/95 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL U.S. STOCK MARKET PERFORMANCE WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

August 31, 2002

COMMON STOCKS--89.8%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE--3.0%

General Dynamics                                                                                  3,150                  247,716

L-3 Communications Holdings                                                                       4,825  (a)             245,544

                                                                                                                         493,260

AIR FREIGHT & LOGISTICS--1.4%

Expeditors International of Washington                                                            4,025                  106,059

J.B. Hunt Transport Services                                                                      5,300  (a)             125,663

                                                                                                                         231,722

BANKS--1.0%

New York Community Bancorp                                                                        5,448                  169,760

BIOTECHNOLOGY--1.9%

Cephalon                                                                                          2,725  (a)             118,537

MedImmune                                                                                         7,400  (a)             189,884

                                                                                                                         308,421

BUILDING PRODUCTS--1.5%

American Standard Cos.                                                                            3,400  (a)             243,542

COMMERCIAL SERVICES--2.1%

ARAMARK, Cl. B                                                                                   15,175  (a)             343,714

COMPUTERS--.0%

Riverstone Networks                                                                                   1  (a)                   1

DATA PROCESSING SERVICES--6.8%

Affiliated Computer Services, Cl. A                                                               7,925  (a)             352,662

BISYS Group                                                                                       4,500  (a)             114,660

Fiserv                                                                                            7,925  (a)             291,719

Investors Financial Services                                                                      3,975                  119,489

SunGard Data Systems                                                                              9,475  (a)             233,559

                                                                                                                       1,112,089

ELECTRONIC EQUIPMENT & INSTRUMENTS--3.4%

Celestica                                                                                        12,325  (a)             283,105

Tech Data                                                                                         8,175  (a)             270,347

                                                                                                                         553,452

FINANCIAL SERVICES--4.1%

Ambac Financial Group                                                                             6,350                  365,189

Federated Investors, Cl. B                                                                       10,650                  310,980

                                                                                                                         676,169

                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE--12.1%

AmerisourceBergen                                                                                 3,000                  217,530

Anthem                                                                                            5,200                  328,172

DENTSPLY International                                                                            6,750                  267,772

Express Scripts                                                                                   2,375  (a)             114,000

Henry Schein                                                                                      4,875  (a)             243,604

Quest Diagnostics                                                                                 2,075  (a)             116,304

Triad Hospitals                                                                                   8,550  (a)             312,161

WellPoint Health Networks                                                                         5,275  (a)             392,302

                                                                                                                       1,991,845

HOME FURNISHINGS--2.1%

Leggett & Platt                                                                                  15,050                  348,408

HOMEBUILDING--2.1%

Lennar                                                                                            6,550                  345,840

HOTELS, RESORTS & CRUISE LINES--1.4%

Starwood Hotels & Resorts Worldwide                                                               8,775                  226,220

INDUSTRIAL--6.2%

Danaher                                                                                           6,000                  360,900

ITT Industries                                                                                    4,325                  294,014

SPX                                                                                               3,375  (a)             366,525

                                                                                                                       1,021,439

INSURANCE BROKERS--1.0%

Gallagher (Arthur J.) & Co.                                                                       5,725                  165,796

LEISURE--3.5%

Brunswick                                                                                         9,325                  227,996

Nautilus Group                                                                                    4,975  (a)             157,757

Royal Caribbean Cruises                                                                          10,850                  192,045

                                                                                                                         577,798

MERCHANDISE STORES--1.3%

Dollar Tree Stores                                                                                8,950  (a)             220,259

METAL & GLASS CONTAINERS--1.2%

Crown Cork & Seal                                                                                34,775  (a)             202,390

MOTORCYCLE MANUFACTURERS--.8%

Harley-Davidson                                                                                   2,800                  137,844

MOVIES & ENTERTAINMENT--.8%

Macrovision                                                                                       8,875  (a)             122,830


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OIL & GAS--4.1%

Apache                                                                                            4,125                  227,122

BJ Services                                                                                       4,850  (a)             147,973

Nabors Industries                                                                                 2,450  (a)              80,899

Smith International                                                                               6,700  (a)             217,415

                                                                                                                         673,409

PERSONAL PRODUCTS--.8%

Estee Lauder Cos., Cl. A                                                                          4,200                  125,790

PHARMACEUTICALS--4.5%

Allergan                                                                                          2,125                  124,780

Forest Laboratories                                                                               3,950  (a)             288,350

SICOR                                                                                             7,075  (a)             114,969

Teva Pharmaceutical Industries, ADR                                                               3,100                  205,530

                                                                                                                         733,629

RESTAURANTS--3.6%

Brinker International                                                                             9,650  (a)             267,498

Darden Restaurants                                                                               12,700                  325,501

                                                                                                                         592,999

RETAIL--3.6%

Abercrombie & Fitch, Cl. A                                                                        8,600  (a)             196,080

CDW Computer Centers                                                                              3,950  (a)             169,534

Ross Stores                                                                                       6,300                  227,493

                                                                                                                         593,107

SEMICONDUCTORS--1.0%

Fairchild Semiconductor, Cl. A                                                                   13,750  (a)             165,962

SOFT DRINKS--1.8%

Pepsi Bottling Group                                                                              9,850                  287,620

SOFTWARE--5.1%

Activision                                                                                        7,775  (a)             216,689

Cadence Design Systems                                                                           12,000  (a)             161,640

Electronic Arts                                                                                   2,550  (a)             161,313

Mercury Interactive                                                                               7,050  (a)             179,141

Synopsys                                                                                          2,525  (a)             108,954

                                                                                                                         827,737

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SPECIALTY STORES--3.6%

AutoZone                                                                                          4,900  (a)             354,515

Bed Bath & Beyond                                                                                 7,100  (a)             227,626

                                                                                                                         582,141

TRADING COMPANIES & DISTRIBUTORS--4.0%

Fastenal                                                                                          9,150                  322,263

Grainger (W.W.)                                                                                   7,300                  328,865

                                                                                                                         651,128

TOTAL COMMON STOCKS

   (cost $16,233,901)                                                                                                 14,726,321
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--11.4%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER:

McDonald's,

   1.85%, 9/3/2002                                                                              235,000                  234,976

Merrill Lynch,

   1.88%, 9/3/2002                                                                              820,000                  819,914

Wal-Mart Stores,

   1.75%, 9/4/2002                                                                              820,000                  819,880

TOTAL SHORT-TERM INVESTMENTS

   (cost $1,874,770)                                                                                                   1,874,770
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $18,108,671)                                                              101.2%              16,601,091

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (1.2%)               (197,874)

NET ASSETS                                                                                        100.0%              16,403,217

(A) NON-INCOME PRODUCING.


SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

August 31, 2002

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  18,108,671  16,601,091

Cash                                                                      9,573

Receivable for investment securities sold                               157,033

Dividends receivable                                                      3,160

Receivable for shares of Common Stock subscribed                            219

Prepaid expenses                                                         11,277

                                                                     16,782,353
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            12,414

Payable for investment securities purchased                             328,317

Payable for shares of Common Stock redeemed                               1,444

Accrued expenses                                                         36,961

                                                                        379,136
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       16,403,217
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      90,139,924

Accumulated net realized gain (loss) on investments                 (72,229,127)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                     (1,507,580)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       16,403,217
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)       2,376,422

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)    6.90

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Year Ended August 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $405 foreign taxes withheld at source)           44,640

Interest                                                                16,645

TOTAL INCOME                                                            61,285

EXPENSES:

Management fee--Note 3(a)                                              151,966

Shareholder servicing costs--Note 3(b)                                 147,205

Auditing fees                                                           24,492

Prospectus and shareholders' reports                                    20,072

Registration fees                                                       19,190

Custodian fees--Note 3(b)                                               18,698

Legal fees                                                                 915

Directors' fees and expenses--Note 3(c)                                    721

Miscellaneous                                                            2,601

TOTAL EXPENSES                                                         385,860

Less--reduction in management fee due to
  undertaking--Note 3(a)                                              (142,714)

NET EXPENSES                                                           243,146

INVESTMENT (LOSS)                                                     (181,861)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (6,085,933)

Net unrealized appreciation (depreciation) on investments            1,712,874

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (4,373,059)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (4,554,920)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended August 31,
                                              ----------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                (181,861)            (175,679)

Net realized gain (loss) on investments        (6,085,933)         (11,654,642)

Net unrealized appreciation (depreciation)
   on investments                               1,712,874           (8,779,702)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (4,554,920)         (20,610,023)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                   6,393,924           10,965,210

Cost of shares redeemed                        (8,956,341)         (13,901,838)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             (2,562,417)          (2,936,628)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (7,117,337)         (23,546,651)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            23,520,554           47,067,205

END OF PERIOD                                  16,403,217           23,520,554
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       759,635              995,045

Shares redeemed                                (1,084,980)          (1,273,170)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (325,345)            (278,125)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                       Year Ended August 31,
                                                              ----------------------------------------------------------------------

                                                                 2002          2001           2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):
Net asset value,
  beginning of period                                           8.71         15.79          10.84          8.57         20.07

Investment Operations:

Investment (loss)                                                (.07)(a)      (.06)(a)       (.10)(a)      (.07)(a)      (.16)(a)

Net realized and unrealized
   gain (loss) on investments                                   (1.74)        (7.02)          5.05          2.34        (11.34)

Total from Investment Operations                                (1.81)        (7.08)          4.95          2.27        (11.50)

Net asset value, end of period                                   6.90          8.71          15.79         10.84          8.57
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (20.78)       (44.84)         45.66         26.64        (57.30)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                                         1.20          1.20           1.20          1.13          1.27

Ratio of investment (loss)
   to average net assets                                         (.90)         (.56)          (.70)         (.71)         (.95)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                        .70           .35            .35           .58           .29

Portfolio Turnover Rate                                        185.86        228.10         215.99        168.00         86.53
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                                 16,403        23,521         47,067        30,445        30,968

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

 Dreyfus Aggressive Growth Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

 The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $826 during the period ended August 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2002, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $67,702,817 and unrealized depreciation $1,707,686. In addition, the fund had $4,326,204 of capital losses realized after October 31, 2001 which were deferred for tax purposes to the first day of
the    following    fiscal    year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2002. If not applied, $490,060 of the carryover expires in fiscal 2005, $1,777,893 expires in fiscal 2006, $51,923,072 expires in fiscal 2007 and $13,511,792 expires in fiscal 2010.

During the period ended August 31, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed invest-

ment income-net by $181,861, decreased net realized gain (loss) on investments by $1,323,399 and increased paid-in capital by $1,141,538. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2002, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Manager has undertaken, from September 1, 2001 through August 31, 2003, that, if the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 1.20% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The reduction in management fee, pursuant to the undertaking, amounted to $142,714 during the period ended August 31, 2002.

     (B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professionals) in respect of these services. The Distributor deter-

                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     mines the amounts to be paid to Service Agents. During the period ended August 31, 2002, the fund was charged $50,655 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2002, the fund was charged $64,995 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2002, the fund was charged $18,698 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2002, amounted to $35,992,290 and $39,375,460, respectively.

At August 31, 2002, the cost of investments for federal income tax purposes was $18,308,777; accordingly, accumulated net unrealized depreciation on investments was $1,707,686, consisting of $374,377 gross unrealized appreciation and $2,082,063 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Aggressive Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Aggressive Growth Fund (one of the series comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Aggressive Growth Fund at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 11, 2002

                                                             The Fund


BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (58)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

DAVID P. FELDMAN (62)

BOARD MEMBER (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director & Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 Funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 54

                              --------------

EHUD HOUMINER (61)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Professor and Executive-in-Residence at the Columbia Business School, Columbia University.

* Principal of Lear, Yavitz and Associates, a management consulting firm

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor, Director

* Super Sol Limited, an Israeli supermarket chain, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 21


GLORIA MESSINGER (72)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc., Consultant in Intellectual Property

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Yale Law School Fund, Director

* Theater for a New Audience, Inc., Director

* Brooklyn Philharmonic, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

JOHN SZARKOWSKI (76)

BOARD MEMBER (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Consultant in Photography

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Photography Department at The Museum of Modern Art, Director Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

ANNE WEXLER (72)

BOARD MEMBER (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 Funds), Director

* Comcast Corporation, a telecommunications company, Director

* Methanex Corporation, a methanol production company, Director

* Member of the Council of Foreign Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.



NOTES


                 For More Information

                        Dreyfus
                        Aggressive Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  256AR0802



      Dreyfus
      Emerging Leaders Fund

      ANNUAL REPORT August 31, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Important Tax Information

                            22   Board Members Information

                            24   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                          Emerging Leaders Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Emerging Leaders Fund, covering the 12-month period from September 1, 2001 through August 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Paul Kandel and Hilary Woods.

Stock markets in the United States and around the world confronted a number of formidable challenges during the reporting period. In addition to lackluster corporate earnings and the war on terrorism, investors have recently contended with questions regarding the accuracy of companies' financial statements. These and other influences drove most major domestic stock market indices lower, including those that measure large-, mid- and small-cap stock performance.

Despite widespread pessimism among investors, we are generally optimistic about the future. The economy has begun to recover, showing signs of growth that have already begun to have a positive effect on corporate earnings. Recent market declines may have created attractive values in some stocks. At the same time, we believe that the recent accounting scandals will likely lead to higher standards and stronger oversight of corporate behavior, which should give investors greater confidence.

One key to success during turbulent times such as these is an investment horizon that is measured in years, not weeks or months. Remember, over the long term stocks have historically produced higher returns than other types of investments. For investors with a long-term perspective, we believe that stocks should continue to provide considerable potential for growth.

If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective, long-term view of the financial markets.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 16, 2002




DISCUSSION OF FUND PERFORMANCE

Paul Kandel and Hilary Woods, Portfolio Managers

How did Dreyfus Emerging Leaders Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2002, the fund produced a total return of -20.78% .(1) This compares with the performance of the fund's benchmark, the Russell 2000 Index (the "Index"), which produced a -15.44% total return for the same period.(2)

The fund's underperformance can be attributed to its relatively larger exposure to technology, particularly semiconductor chip makers and equipment companies. Returns also suffered due to the fund's exposure to telecommunications suppliers in the producer durables sector and its relative underweighting in the financial services sector, the Index's strongest-performing area.

What is the fund's investment approach?

The fund seeks capital growth by investing in companies we believe are emerging leaders: small companies characterized by innovative products, services or processes having the potential to enhance earnings growth. The fund primarily invests in companies with market capitalizations of less than $2 billion at the time of purchase. Because the fund may continue to hold a security as its market capitalization grows, a substantial portion of the fund's holdings can have market capitalizations in excess of $2 billion at any given time.

In choosing stocks, we use a blended approach, investing in a combination of growth and value stocks. Using fundamental research and direct management contact, we seek stocks with strong positions in major product lines, sustained achievement records and strong financial condition. We seek special situations, such as corporate restructurings or management changes, that could increase a stock price.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

After sharp declines in the immediate aftermath of the terrorist attacks on September 11, 2001, stock prices recovered as investors looked forward to renewed economic growth. However, the market rally faltered early in 2002 in the face of a series of accounting scandals and bankruptcies affecting several prominent corporations. In addition, U.S. economic growth proved weaker than forecast in 2002, placing additional pressure on stock prices. The technology and telecommunications areas, burdened by excess inventory and exceptionally low levels of corporate capital spending, were hit hardest by these conditions, but most industry groups suffered declines to a degree during the second half of the reporting period.

Not surprisingly, technology holdings accounted for the largest percentage of the fund's losses. Performance relative to our benchmark suffered because of the fund' s relatively heavy exposure to semiconductor companies, such as TranSwitch and Lattice Semiconductor. In telecommunications-related areas, on the other hand, the fund successfully avoided investments in hard-hit telecommunications utilities. The fund also sustained relative declines in the producer durables sector, including holdings such as Power-One, a producer of power conversion products for the communications infrastructure market and MagneTek, a supplier of digital power products. Returns were also relatively weak in financial services, mainly due to a large claim filed against a key reinsurance holding, Annuity and Life Re Holdings, and declines in sub-prime lenders such as AmeriCredit.

On a more positive note, the fund attained better relative returns in a variety of other industry groups, which helped offset some of the losses noted above. Predominately defensive holdings among consumer staples companies, such as Dreyer' s Grand Ice Cream, fared particularly well in the volatile environment that prevailed during the reporting period. In addition, Dreyer's Grand Ice Cream announced that it would be acquired by Nestle at a fairly substantial premium. Other consumer-related holdings, such as marketing company Harte-

Hanks, rose in response to increased advertising spending. In materials and processing, the fund's performance benefited from investments in attractively valued packaging stocks such as Pactiv, and gold producers such as Meridian Gold.

What is the fund's current strategy?

Overall, we continue to focus our attention and the fund's assets on innovative and financially sound companies that we believe are positioned to emerge as leaders in their industries.

More specifically, as of the end of the reporting period, we continue to underweight the financial services sector in light of declining credit quality and the weak economic environment. We have also moved to a relative underweighted position in the technology sector which continues to sag under the weight of inventory buildup and weak corporate capital spending. On the other hand, the fund was relatively overweighted in the materials and processing sector, focusing on companies that we believe are likely to be among the early beneficiaries of an economic recovery. We are also overweighted in the energy sector, where we believe stock prices in well-positioned companies have declined
to    attractive    levels.

September 16, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2)  SOURCE:  LIPPER INC. --  REFLECTS  REINVESTMENT  OF  DIVIDENDS  AND,  WHERE
     APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Emerging Leaders Fund and the Russell 2000 Index
--------------------------------------------------------------------------------


Average Annual Total Returns AS OF 8/31/02

                                                                           Inception                                       From
                                                                             Date          1 Year          5 Years      Inception
-----------------------------------------------------------------------------------------------------------------------------------

FUND                                                                        9/29/95       (20.78)%          5.17%         15.52%

((+))  SOURCE: LIPPER INC.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS EMERGING LEADERS FUND ON 9/29/95 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE RUSSELL 2000 INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF 3,000 OF THE LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

August 31, 2002
COMMON STOCKS--97.7%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--2.0%

Valassis Communications                                                                         560,000  (a)          21,078,400

CONSUMER DURABLES--2.8%

Callaway Golf                                                                                   925,000  (b)          13,717,750

Cooper Tire & Rubber                                                                            775,000               16,182,000

                                                                                                                      29,899,750

CONSUMER NON-DURABLES--6.4%

Church & Dwight                                                                                 775,000               24,257,500

Dial                                                                                          1,000,000               20,210,000

Dreyer's Grand Ice Cream                                                                        350,000               23,975,000

                                                                                                                      68,442,500

CONSUMER SERVICES--7.9%

Corinthian Colleges                                                                             500,000  (a)          18,625,000

Emmis Communications, Cl. A                                                                     750,000  (a)          11,700,000

Entercom Communications                                                                         400,000  (a)          17,520,000

Harte-Hanks                                                                                   1,100,000               22,605,000

Station Casinos                                                                               1,150,000  (a)          14,202,500

                                                                                                                      84,652,500

ELECTRONIC TECHNOLOGY--6.7%

Aeroflex                                                                                      1,395,000  (a)           6,891,300

Emulex                                                                                          635,000  (a)          10,718,800

Integrated Silicon Solution                                                                   1,600,000  (a,c)         8,064,000

Intersil, Cl. A                                                                                 665,000  (a)          11,251,800

Lam Research                                                                                    900,000  (a,b)        10,467,000

Lattice Semiconductor                                                                         1,400,000  (a)           8,932,000

Plexus                                                                                        1,050,000  (a)          15,351,000

                                                                                                                      71,675,900

ENERGY MINERALS--5.4%

Arch Coal                                                                                       700,000               12,810,000

Cabot Oil & Gas, Cl. A                                                                          725,000               16,131,250

Evergreen Resources                                                                             300,000  (a)          11,460,000

Meridian Resource                                                                             3,131,000  (a,c)         7,357,850

Unit                                                                                            567,000  (a)           9,922,500

                                                                                                                      57,681,600

FINANCE--16.7%

Bank United (CPR)                                                                               525,000  (a)              31,500

City National                                                                                   360,000               19,411,200

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Commerce Bancorp                                                                                300,000               14,223,000

First Midwest Bancorp                                                                           937,500               26,906,250

First Virginia Banks                                                                            532,500               20,905,950

Horace Mann Educators                                                                           950,000               15,228,500

Hub International                                                                               650,000                9,977,500

Mercury General                                                                                 353,000               15,885,000

Protective Life                                                                                 725,000               23,816,250

RenaissanceRe Holdings                                                                          363,000               12,668,700

Westamerica Bancorporation                                                                      490,000               20,442,800

                                                                                                                     179,496,650

HEALTH SERVICES--5.5%

Beverly Enterprises                                                                           1,934,500  (a)           4,758,870

DaVita                                                                                          780,000  (a)          17,269,200

Humana                                                                                        1,775,000  (a)          23,607,500

Manor Care                                                                                      578,000  (a)          13,548,320

                                                                                                                      59,183,890

HEALTH TECHNOLOGY--.5%

Sepracor                                                                                      1,000,000  (a)           5,570,000

INDUSTRIAL SERVICES--4.7%

FMC Technologies                                                                                778,000  (a)          14,284,080

Granite Construction                                                                            640,500               11,721,150

Grant Prideco                                                                                 1,165,000  (a)          11,428,650

Universal Compression Holdings                                                                  700,000  (a)          13,671,000

                                                                                                                      51,104,880

MISCELLANEOUS--.8%

iShares Nasdaq Biotechnology Index Fund                                                         180,000  (a)           8,820,000

NON-ENERGY MINERALS--1.3%

Meridian Gold                                                                                   750,000  (a)          14,362,500

PROCESS INDUSTRIES--10.2%

Agrium                                                                                        1,400,000               13,006,000

Albany International, Cl. A                                                                     620,000               13,578,000

Boise Cascade                                                                                   600,000               16,230,000

Crown Cork & Seal                                                                             2,691,000  (a,b)        15,661,620

FMC                                                                                             475,000  (a)          13,447,250

Great Lakes Chemical                                                                            700,000               20,132,000

Olin                                                                                            925,000               17,575,000

                                                                                                                     109,629,870


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER MANUFACTURING--5.5%

IDEX                                                                                            575,000               17,911,250

MagneTek                                                                                      1,342,500  (a,c)         5,678,775

Power-One                                                                                     1,175,000  (a)           4,970,250

Precision Castparts                                                                             400,000                9,112,000

Terex                                                                                           875,000  (a)          17,193,750

Titan International                                                                           1,000,000                3,770,000

                                                                                                                      58,636,025

RETAIL TRADE--4.0%

Chico's FAS                                                                                     700,000  (a)          12,278,000

MSC Industrial Direct                                                                           930,000  (a)          12,071,400

Pacific Sunwear of California                                                                   840,000  (a)          18,270,000

                                                                                                                      42,619,400

TECHNOLOGY SERVICES--12.1%

Apria Healthcare Group                                                                          650,000  (a)          15,002,000

F5 Networks                                                                                   1,200,000  (a,b)        15,000,000

Global Payments                                                                                 600,000               16,716,000

LifePoint Hospitals                                                                             490,000  (a)          14,817,600

NDCHealth                                                                                       775,000               15,825,500

NetIQ                                                                                           726,000  (a)          14,084,400

Network Associates                                                                              918,000  (a,b)        11,934,000

PMC-Sierra                                                                                    1,500,000  (a)          10,500,000

PacifiCare Health Systems                                                                       725,000  (a)          16,667,750

                                                                                                                     130,547,250

TRANSPORTATION--3.2%

Forward Air                                                                                     630,000  (a)          13,803,300

SkyWest                                                                                         450,000                7,014,600

Teekay Shipping                                                                                 425,000               13,387,500

                                                                                                                      34,205,400

UTILITIES--2.0%

National Fuel Gas                                                                               590,000               11,965,200

OGE Energy                                                                                      500,000                9,600,000

                                                                                                                      21,565,200

TOTAL COMMON STOCKS
   (cost $1,133,816,307)                                                                                           1,049,171,715

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

OTHER INVESTMENTS--2.0%                                                                          Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGULATED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                     7,316,000  (d)           7,316,000

Dreyfus Institutional Cash Advantage Plus Fund                                                7,316,000  (d)           7,316,000

Dreyfus Institutional Preferred Plus Money Market Fund                                        7,316,000  (d)           7,316,000

TOTAL OTHER INVESTMENTS
   (cost $21,948,000)                                                                                                 21,948,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,155,764,307)                                                            99.7%           1,071,119,715

CASH AND RECEIVABLES (NET)                                                                           .3%               2,884,522

NET ASSETS                                                                                        100.0%           1,074,004,237

(A) NON-INCOME PRODUCING.

(B)  A PORTION OF THESE  SECURITIES  ARE ON LOAN. AT AUGUST  31,2002,  THE TOTAL
     MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $2,331,007  AND THE TOTAL
     MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $2,550,140.

(C)  INVESTMENTS IN NON-CONTROLLED AFFILIATES (COST $64,906,614)--SEE NOTE 1(C)

(D)  INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS--SEE NOTE 3(D).


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

August 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,155,764,307  1,071,119,715

Cash                                                                    909,376

Receivable for investment securities sold                             4,541,071

Collateral for securities loaned--Note 1(b)                           2,550,140

Dividends and interest receivable                                       507,661

Receivable for shares of Common Stock subscribed                        367,280

Prepaid expenses                                                         28,035

                                                                  1,080,023,278
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,174,073

Liability for securities loaned--Note 1(b)                            2,550,140

Payable for shares of Common Stock redeemed                           1,714,583

Accrued expenses                                                        580,245

                                                                      6,019,041
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,074,004,237
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,289,285,930

Accumulated net realized gain (loss) on investments                (130,637,101)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                    (84,644,592)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,074,004,237
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      38,563,230

NET ASSET VALUE, offering and redemption price per share--Note 3(e) ($)   27.85

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended August 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $23,100 foreign taxes withheld at source)     9,326,374

Interest                                                             1,550,400

TOTAL INCOME                                                        10,876,774

EXPENSES:

Management fee--Note 3(a)                                           11,611,223

Shareholder servicing costs--Note 3(b)                               5,391,166

Custodian fees--Note 3(b)                                               91,523

Prospectus and shareholders' reports                                    56,269

Directors' fees and expenses--Note 3(c)                                 33,514

Professional fees                                                       29,621

Loan commitment fees--Note 2                                            22,467

Miscellaneous                                                           13,574

TOTAL EXPENSES                                                      17,249,357

INVESTMENT (LOSS)                                                   (6,372,583)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                           (118,649,315)

Net unrealized appreciation (depreciation) on investments:

  Unaffiliated issuers                                            (136,835,096)

  Affiliated issuers--Note 1(c)                                    (31,958,463)

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS         (168,793,559)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (287,442,874)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (293,815,457)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended August 31,
                                            ------------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                              (6,372,583)          (5,304,273)

Net realized gain (loss) on investments      (118,649,315)          20,947,735

Net unrealized appreciation (depreciation)
   on investments                            (168,793,559)        (154,462,021)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (293,815,457)        (138,818,559)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

NET REALIZED GAIN ON INVESTMENTS              (32,226,352)         (20,356,093)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 428,218,919          613,096,833

Dividends reinvested                           29,618,704           18,909,171

Cost of shares redeemed                      (437,325,473)        (416,292,959)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             20,512,150          215,713,045

TOTAL INCREASE (DECREASE) IN NET ASSETS      (305,529,659)          56,538,393
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,379,533,896        1,322,995,503

END OF PERIOD                               1,074,004,237        1,379,533,896
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    12,943,335           16,319,178

Shares issued for dividends reinvested            908,270              511,119

Shares redeemed                               (13,543,152)         (11,156,422)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     308,453            5,673,875

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                  Year Ended August 31,
                                                           -------------------------------------------------------------------------

                                                              2002           2001           2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                         36.06          40.61          30.35         20.20         25.17

Investment Operations:

Investment (loss)                                             (.16)(a)       (.15)(a)       (.14)(a)      (.13)(a)      (.16)(a)

Net realized and unrealized
   gain (loss) on investments                                (7.21)         (3.81)         10.47         10.33         (2.14)

Total from Investment Operations                             (7.37)         (3.96)         10.33         10.20         (2.30)

Distributions:

Dividends from net realized gain
   on investments                                             (.84)         (.59)           (.07)         (.05)        (2.67)

Net asset value, end of period                               27.85         36.06           40.61         30.35         20.20
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                            (20.78)        (9.80)          34.07         50.54        (10.82)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                                      1.34          1.29            1.26          1.38          1.39

Ratio of investment (loss)
   to average net assets                                      (.49)         (.39)           (.37)         (.49)         (.63)

Portfolio Turnover Rate                                      36.24         77.63           76.00        100.40        199.08
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                           1,074,004     1,379,534       1,322,996       358,624       105,550

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.



SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Emerging Leaders Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund. The fund's investment objective is capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to existing shareholders without a sales charge. The fund is closed to new investors.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $6,185 during the period ended August 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Such income earned is included in interest income. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a
borrower    fail    to   return   the   securities   in   a   timely   manner.

(C) AFFILIATED ISSUERS: Issuers in which the portfolio held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act. The following summarizes affiliated issuers during the period ended August 31, 2002:



                                                          Shares
                                    ---------------------------------------------------------

                                      Beginning                                  End of        Dividend            Market
Name of issuer                        of Period      Purchases     Sales         Period        Income($)         Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Integrated Silicon
     Solution                         1,375,000        225,000        --      1,600,000           --            8,064,000

MagneTek                              1,242,500        100,000        --      1,342,500           --            5,678,775

Meridian Resources                    2,670,000        461,000        --      3,131,000           --            7,357,850



(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2002, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $41,577,051 and unrealized depreciation $95,273,863. In addition, the fund had $78,430,779 of capital losses realized after October 31, 2001, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2002. If not applied, $41,577,051 of the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2002 and August 31, 2001, respectively, were as follows: long-term capital gains $32,226,352 and $20,356,093.

During the period ended August 31, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $6,372,583, increased net realized gain (loss) on investments by $2,640 and decreased paid-in capital by $6,375,223. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the fund based on prevailing market rates in effect at the time of the borrowings. During the period ended August 31, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .90 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2002, the fund was charged $3,225,340 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2002, the fund was charged $262,057 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2002, the fund was charged $91,523 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for
telephone    meetings.    These    fees

are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) Commencing June 13, 2002, pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest it's available cash balances in affiliated money market funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. The fund derived $136,947 in income from these investments, which is included as dividend income in the fund's Statement of Operations.

(E) A 1%  redemption  fee is  charged  and  retained  by the fund on shares
redeemed   within  thirty  days  following  the  date  of  issuance,   including
redemptions made through the use of the fund's exchange privilege.

(F) During the period ended August 31, 2002, the fund incurred total brokerage commissions of $1,923,987, of which $9,000 was paid to Dreyfus Brokerage Services. Dreyfus Brokerage Services was a wholly-owned subsidiary of Mellon Financial Corporation until January 31, 2002.

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2002:

                                      Purchases ($)             Sales ($)
--------------------------------------------------------------------------------

Unaffiliated issuers                    491,810,623          440,636,148

Affiliated issuers                        4,381,338                   --

     TOTAL                              496,191,961          440,636,148

At August 31, 2002, the cost of investments for federal income tax purposes was $1,166,393,578; accordingly, accumulated net unrealized depreciation on investments was $95,273,863, consisting of $133,971,171 gross unrealized appreciation and $229,245,034 gross unrealized depreciation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Emerging Leaders Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Emerging Leaders Fund (one of the series comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Emerging Leaders Fund at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 11, 2002



IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates $.8414 per share as a long-term capital gain distribution paid on November 28, 2001.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

David P. Feldman (62)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director & Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 Funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 54

                              --------------

Ehud Houminer (61)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Professor and Executive-in-Residence at the Columbia Business School, Columbia

 University.

* Principal of Lear, Yavitz and Associates, a management consulting firm

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor, Director

* Super Sol Limited, an Israeli supermarket chain, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 21


Gloria Messinger (72)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc., Consultant in Intellectual Property

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Yale Law School Fund, Director

* Theater for a New Audience, Inc., Director

* Brooklyn Philharmonic, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

John Szarkowski (76)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Consultant in Photography

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Photography Department at The Museum of Modern Art, Director Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

Anne Wexler (72)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 Funds), Director

* Comcast Corporation, a telecommunications company, Director

* Methanex Corporation, a methanol production company, Director

* Member of the Council of Foreign Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.


                 For More Information

                        Dreyfus
                        Emerging Leaders Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  259AR0802





      Dreyfus
      International
      Value Fund

      ANNUAL REPORT August 31, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Important Tax Information

                            23   Board Members Information

                            25   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus
                                                                International
                                                                Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus International Value Fund, covering the 12-month period from September 1, 2001 through August 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Sandor Cseh and D. Kirk Henry.

Stock markets around the world confronted a number of formidable challenges during the reporting period. In addition to lackluster corporate earnings and the war on terrorism, investors have recently contended with questions regarding the accuracy of companies' financial statements. These and other influences drove most major stock market indices lower, including those that measure international stock market performance.

Despite widespread pessimism among investors, we are generally optimistic about the future. The global economy has begun to recover, showing signs of growth that have already begun to have a positive effect on corporate earnings. At the same time, recent market declines may have created attractive values in some regions and stocks.

One key to success during turbulent times such as these is an investment horizon that is measured in years, not weeks or months. Remember, over the long term stocks have historically produced higher returns than other types of investments. For investors with a long-term perspective, we believe that international stocks should continue to provide considerable potential for growth.

If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective, long-term view of the financial markets.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 16, 2002




DISCUSSION OF FUND PERFORMANCE

Sandor Cseh and D. Kirk Henry, Portfolio Managers

How did Dreyfus International Value Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2002, Dreyfus  International Value
Fund produced a total return of -7.64%.(1) The fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE Index"), produced a total return of -14.95% for the same period.(2)

We attribute the fund' s performance to an exceptionally difficult period for global stock markets. However, we are pleased that the fund outperformed its benchmark, primarily by focusing on what we believed were inexpensive stocks with relatively high levels of profitability.

What is the fund's investment approach?

The fund seeks long-term capital growth. To pursue this goal, the fund ordinarily invests most of its assets in stocks of foreign issuers that we consider to be value companies. The fund normally invests in companies in a broad range of countries and generally limits its investments in any single company to no more than 5% of its assets at the time of purchase.

The fund's investment approach is value oriented and research driven. When selecting stocks, we attempt to identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors:

*    VALUE,  or  how  a  stock  is  priced  relative  to  traditional   business
     performance measures;

* BUSINESS HEALTH, or overall efficiency and profitability as measured by return on assets and return on equity; and

* BUSINESS MOMENTUM, or the presence of a catalyst such as corporate restructuring, management changes or positive earnings surprise that can potentially trigger a price increase in the near- to midterm.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum or falls short of our expectations.

What other factors influenced the fund's performance?

During the reporting period, the U.S. stock market and most overseas markets posted negative returns and the fund' s overall performance was primarily a result of deteriorating global equity markets. Even though Japan was among one of the stronger markets throughout the reporting period, and while it represents one of the fund's two largest areas of investment, it continues to struggle with high unemployment and sluggish demand. However, we were able to add value relative to the MSCI EAFE Index through successful stock selection in Japan

We also chose to hold fewer stocks than did the MSCI EAFE Index in the fund's other largest area of concentration, the United Kingdom. We believed that valuations had become too high given the lackluster fundamentals we were seeing in so many stocks. We considered that decision to be a positive one, since the fund's U.K. holdings performed much better than the MSCI EAFE Index's U.K. component. As for the balance of the developed markets, the fund provided better returns than those of the MSCI EAFE Index in all other countries, with the sole exception of Germany. Again, we attribute that success to our individual stock selection strategy, which led us to hold better stocks than those in the MSCI EAFE Index.

As for industry groups, the fund achieved better returns than those of the MSCI EAFE Index in all areas except one: industrials, a small component of the MSCI EAFE Index. Otherwise, we benefited most by limiting the fund's exposure to telecommunications and technology stocks, two areas that performed poorly during much of the reporting period.

Finally, our small exposure to the emerging markets had very little impact on the fund's overall performance. While we had positive performance from our investments in Taiwan and South Korea, those returns were offset by negative performance in Brazil and Mexico, both of which suffered due to their close ties with Argentina.

What is the fund's current strategy?

As a disciplined value fund, our investment strategy does not change from year to year. Instead, we rely on our strategy of finding individual stocks that we believe are undervalued, have solid business fundamentals and enjoy positive earnings potential. Therefore, changes in our country and industry exposures are very gradual and occur over long periods of time.

That said, as of the end of the reporting period the fund was most heavily invested in Japan, the U.K., France, Germany and Switzerland. We are also finding fewer investment opportunities within the financial area and better opportunities within health care and information technology.

September 16, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTMENTS IN FOREIGN SECURITIES INVOLVE SPECIAL RISKS. PLEASE READ THE PROSPECTUS FOR FURTHER DISCUSSION OF THESE RISKS

(2) SOURCE: LIPPER INC. -- REFLECTS NET REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus International Value Fund and the Morgan Stanley Capital International Europe, Australasia, Far East Index
--------------------------------------------------------------------------------


Average Annual Total Returns AS OF 8/31/02

                                                                           Inception                                       From
                                                                             Date          1 Year          5 Years       Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                        9/29/95        (7.64)%          2.25%          4.72%

((+))  SOURCE: LIPPER INC.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS INTERNATIONAL VALUE FUND ON 9/29/95 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES AND INCLUDES NET DIVIDENDS REINVESTED. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT




STATEMENT OF INVESTMENTS

August 31, 2002

COMMON STOCKS--93.9%                                                                            Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA--2.3%

National Australia Bank                                                                         200,233                3,822,185

Santos                                                                                        1,015,320                3,596,555

                                                                                                                       7,418,740

BELGIUM--2.6%

Dexia                                                                                           270,840                3,578,794

Dexia (Strip)                                                                                   182,980  (a)               1,796

Fortis                                                                                          260,623                4,661,962

                                                                                                                       8,242,552

BRAZIL--1.0%

Petroleo Brasileiro, ADR                                                                         45,500                  725,725

Petroleo Brasileiro, ADR (PFD Block)                                                             54,815                  800,299

Tele Norte Leste, ADR                                                                                 2                       17

Telecomunicacoes Brasileiras, ADR (PFD Block)                                                    77,867                1,630,535

                                                                                                                       3,156,576

CHINA--.5%

Petrochina, Cl. H                                                                              8,315,600                1,695,103

FINLAND--1.8%

Kesko, Cl. B                                                                                      60,466                  652,954

Nokia, ADR                                                                                       229,344                3,047,982

Sampo, Cl. A                                                                                     305,650                2,133,402

                                                                                                                        5,834,338

FRANCE--6.9%

Air France                                                                                       103,095                1,384,530

Assurances Generales de France                                                                    57,459                2,261,377

BNP Paribas                                                                                       52,300                2,441,869

Compagnie de Saint-Gobain                                                                         40,304                1,206,776

Compagnie Generale des Etablissements Michelin, Cl. B                                             68,576                2,457,219

Pechiney                                                                                           9,000                  329,910

Pernod-Ricard                                                                                     41,710                3,650,399

Schneider Electric                                                                                56,270                2,590,768

TotalFinaElf                                                                                       4,750                  678,011

TotalFinaElf, ADR                                                                                 74,114                5,285,811

                                                                                                                       22,286,670

GERMANY--7.4%

Bayer                                                                                            149,299                3,546,917

Bayerische Hypo- und Vereinsbank                                                                  78,971                1,705,568

                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GERMANY (CONTINUED)

Commerzbank                                                                                     261,030                2,846,973

Deutsche Lufthansa                                                                              151,573  (a)           1,920,998

Deutsche Post                                                                                   284,104                3,098,633

E.ON                                                                                             89,850                4,613,161

KarstadtQuelle                                                                                  133,900                2,839,312

Software                                                                                         42,960                  519,160

Volkswagen                                                                                       62,939                2,885,463

                                                                                                                      23,976,185

GREECE--1.1%

Hellenic Telecommunications Organization                                                          45,950                 652,278

Hellenic Telecommunications Organization, ADR                                                    411,778                2,948,330

                                                                                                                        3,600,608

HONG KONG--1.7%

China Mobile (Hong Kong)                                                                         528,000  (a)           1,458,769

MTR                                                                                            1,670,838                2,109,969

Swire Pacific, Cl. A                                                                             421,000                1,905,295

                                                                                                                        5,474,033

INDIA--.0%

Videsh Sanchar Nigam, ADR                                                                              1                       5

IRELAND--1.8%

Bank of Ireland                                                                                  508,095                5,945,659

ITALY--5.4%

Banca Popolare di Bergamo-Credito Varesino                                                       117,471                2,288,320

ENI                                                                                              308,635                4,681,755

Finmeccanica                                                                                   5,123,661                3,353,936

Sanpaolo IMI                                                                                     247,633                2,070,737

Telecom Italia                                                                                   926,212                4,960,026

                                                                                                                       17,354,774

JAPAN--21.7%

AIFUL                                                                                             45,750                3,009,107

CANON                                                                                            161,000                5,511,932

Credit Saison                                                                                    242,100                5,767,202

FUJI MACHINE MANUFACTURING                                                                        98,400                1,236,327

HONDA MOTOR                                                                                       97,000                4,106,080

KONAMI                                                                                            68,300                1,707,644

Kao                                                                                              157,700                3,610,385

LAWSON                                                                                            75,400                2,320,685


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

MABUCHI MOTOR                                                                                     43,300                3,859,356

MINEBEA                                                                                          429,000                2,467,139

MURATA MANUFACTURING                                                                              21,500                1,218,315

Matsumotokiyoshi                                                                                  85,000                3,762,965

NIPPON MEAT PACKERS                                                                              105,000                  825,196

NISSAN MOTOR                                                                                     400,000                2,920,988

Nippon Express                                                                                   829,000                3,851,750

Nishimatsu Construction                                                                          301,000                  860,435

RINNAI                                                                                           169,100                3,921,283

SHOHKOH FUND & CO.                                                                                16,600                1,784,720

SKYLARK                                                                                           25,000                  593,431

77 Bank                                                                                          477,000                1,713,483

Shin-Etsu Chemical                                                                                80,000                2,887,259

Sumitomo Bakelite                                                                                300,500                1,849,777

TDK                                                                                               35,000                1,599,629

Takeda Chemical Industries                                                                        86,000                3,633,190

Yamaha Motor                                                                                     466,000                3,595,497

Yamanouchi Pharmaceutical                                                                         62,000                1,456,024

                                                                                                                       70,069,799

LUXEMBOURG--.6%

Arcelor                                                                                          172,743  (a)           2,102,814

MEXICO--.7%

Kimberly-Clark de Mexico, Cl. A                                                                  203,200                  486,486

Telefonos de Mexico, ADR                                                                          56,481                1,673,532

                                                                                                                        2,160,018

NETHERLANDS--6.4%

ABN AMRO                                                                                         247,854                4,043,950

Akzo Nobel                                                                                        48,330                1,803,880

Buhrmann                                                                                         169,067                1,211,603

Hunter Douglas                                                                                    72,026                2,015,176

Koninklijke Ahold                                                                                167,198                2,791,992

Koninklijke (Royal) Philips Electronics                                                          118,000                2,383,600

Stork                                                                                            150,433                1,126,799

Vedior                                                                                           179,386                1,694,113

Wolters Kluwer                                                                                   197,887                3,543,406

                                                                                                                       20,614,519

                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW ZEALAND--.7%

Telecom Corporation of New Zealand                                                             1,021,561                2,418,104

NORWAY--.7%

Statoil                                                                                          255,460                2,169,800

PORTUGAL--1.5%

EDP                                                                                            1,329,790                2,180,110

Portugal Telecom                                                                                 396,592                2,565,713

                                                                                                                        4,745,823

SINGAPORE--1.7%

Creative Technology                                                                              160,500                1,314,495

DBS                                                                                              593,000                4,033,322

                                                                                                                        5,347,817

SOUTH KOREA--.6%

Korea Electric Power, ADR                                                                        194,994                1,949,940

SPAIN--2.6%

Endesa                                                                                           374,884                4,453,086

Repsol YPF, ADR                                                                                  302,408                3,949,448

                                                                                                                        8,402,534

SWEDEN--1.4%

Autoliv                                                                                          110,328                2,403,033

Investor, Cl. B                                                                                  325,914                2,030,671

                                                                                                                        4,433,704

SWITZERLAND--5.1%

Barry Callebaut                                                                                   17,528                1,813,645

Clariant                                                                                         159,120                3,276,937

Novartis                                                                                         104,410                4,244,706

Roche                                                                                             47,330                3,404,411

UBS                                                                                               75,880  (a)           3,581,252

                                                                                                                       16,320,951

TAIWAN--.5%

United Microelectronics, ADR                                                                     368,100                1,645,407

UNITED KINGDOM--17.2%

Allied Domecq                                                                                    865,600                5,483,224

BAE SYSTEMS                                                                                    1,047,363                4,963,797

BOC                                                                                              304,323                4,482,400

Barclays                                                                                         706,315                5,075,885

Bunzl                                                                                            547,838                3,953,970


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Cadbury Schweppes                                                                                547,630                3,967,312

Debenhams                                                                                         61,193                  283,379

Diageo                                                                                               810                    9,810

GKN                                                                                            1,107,100                4,715,360

GlaxoSmithKline                                                                                  243,610                4,588,007

Morgan Crucible                                                                                1,073,684                1,222,248

Old Mutual                                                                                     1,070,600                1,367,970

Shell Transport & Trading                                                                        603,700                4,053,271

Rio Tinto                                                                                        234,475                4,118,176

Scottish & Southern Energy                                                                       277,934                2,884,110

Unilever                                                                                         471,285                4,299,265

                                                                                                                       55,468,184

TOTAL COMMON STOCKS

   (cost $339,992,479)                                                                                                302,834,657
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.2%
------------------------------------------------------------------------------------------------------------------------------------

GERMANY;

Hugo Boss

   (cost $1,035,857)                                                                             53,695                  579,836
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--3.6%
------------------------------------------------------------------------------------------------------------------------------------

REGULATED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                     3,850,000  (b)           3,850,000

Dreyfus Institutional Cash Advantage Plus Fund                                                3,850,000  (b)           3,850,000

Dreyfus Institutional Preferred Plus Money Market Fund                                        3,850,000  (b)           3,850,000

TOTAL OTHER INVESTMENTS

   (cost $11,550,000 )                                                                                                11,550,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $352,578,336)                                                             97.7%              314,964,493

CASH AND RECEIVABLES (NET)                                                                         2.3%                7,525,821

NET ASSETS                                                                                       100.0%              322,490,314

(A) NON-INCOME PRODUCING.

(B) INVESTMENTS IN AFFLILIATED MONEY MARKET FUNDS--SEE NOTE 3(D).


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           352,578,336   314,964,493

Cash                                                                  2,565,048

Cash denominated in foreign currencies                  6,758,776     6,841,054

Receivable for investment securities sold                             1,450,964

Dividends receivable                                                  1,275,922

Receivable for shares of Common Stock subscribed                        343,045

Prepaid expenses                                                         14,341

                                                                    327,454,867
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           354,539

Payable for investment securities purchased                           3,221,027

Payable for shares of Common Stock redeemed                           1,241,645

Accrued expenses                                                        147,342

                                                                      4,964,553
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      322,490,314
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     373,120,748

Accumulated undistributed investment income--net                      2,776,479

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                (15,935,292)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                 (37,471,621)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      322,490,314
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      24,261,282

NET ASSET VALUE, offering and redemption price per share--Note 3(e) ($)   13.29

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended August 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $921,941 foreign taxes withheld at source)    8,144,690

Interest                                                               217,292

TOTAL INCOME                                                         8,361,982

EXPENSES:

Management fee--Note 3(a)                                            3,207,586

Shareholder servicing costs--Note 3(b)                                 934,397

Custodian fees                                                         246,925

Registration fees                                                       38,220

Prospectus and shareholders' reports                                    23,310

Professional fees                                                       15,790

Directors' fees and expenses--Note 3(c)                                  9,118

Loan commitment fees--Note 2                                             4,440

Miscellaneous                                                            8,761

TOTAL EXPENSES                                                       4,488,547

INVESTMENT INCOME--NET                                               3,873,435
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                      (10,522,764)

Net realized gain (loss) on forward currency exchange contracts       (29,715)

NET REALIZED GAIN (LOSS)                                          (10,552,479)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                               (18,542,504)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (29,094,983)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (25,221,548)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended August 31,
                                             -----------------------------------

                                                     2002               2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,873,435           2,915,517

Net realized gain (loss) on investments      (10,552,479)          (1,086,623)

Net unrealized appreciation (depreciation)
   on investments                            (18,542,504)         (30,690,585)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (25,221,548)         (28,861,691)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (2,628,279)          (2,532,413)

Net realized gain on investments              (3,798,857)         (23,479,060)

TOTAL DIVIDENDS                               (6,427,136)         (26,011,473)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 361,843,078         415,539,603

Dividends reinvested                            4,356,668          18,390,242

Cost of shares redeemed                     (339,538,705)        (448,364,325)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            26,661,041          (14,434,480)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (4,987,643)         (69,307,644)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           327,477,957          396,785,601

END OF PERIOD                                 322,490,314          327,477,957

Undistributed investment income--net            2,776,479            3,358,335
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    26,180,758           26,712,249

Shares issued for dividends reinvested            323,350            1,170,835

Shares redeemed                              (24,520,131)         (28,656,460)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,983,977            (773,376)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                             Year Ended August 31,
                                                                 -------------------------------------------------------------------

                                                                 2002           2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.70          17.21         17.52          14.50         15.05

Investment Operations:

Investment income--net                                            .17(a)         .13(a)         .15(a)        .16(a)        .13

Net realized and unrealized
   gain (loss) on investments                                   (1.29)         (1.47)           .44           3.76         (.20)

Total from Investment Operations                                (1.12)         (1.34)           .59           3.92         (.07)

Distributions:

Dividends from investment
   income--net                                                   (.12)          (.11)          (.11)          (.15)        (.08)

Dividends from net realized
   gain on investments                                           (.17)         (1.06)          (.79)          (.75)        (.40)

Total Distributions                                              (.29)         (1.17)          (.90)          (.90)        (.48)

Net asset value, end of period                                  13.29          14.70          17.21          17.52        14.50
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                (7.64)         (8.22)          3.48          28.19         (.62)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                            1.40           1.39           1.40           1.40          1.44

Ratio of net investment income
   to average net assets                                         1.21            .84            .88           1.00          1.17

Portfolio Turnover Rate                                         29.14          30.70          37.64          30.68         34.46
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                                322,490        327,478        396,786        260,667       162,707

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus International Value Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund. The fund's investment objective is long-term capital growth. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.


(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At August 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,908,806, accumulated capital losses $4,184,837 and unrealized depreciation $39,402,452. In addition, the fund had $10,951,951 of capital losses realized after October 31, 2001, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2002. If not applied, $4,184,837 of the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2002 and August 31, 2001, respectively, were as follows: ordinary income $6,427,136 and $9,602,812 and long-term capital gains $0 and $16,408,661.

During the period ended August 31, 2002, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $1,827,012 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1% of the value of the fund's average daily net assets and is payable monthly.


(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2002, the fund was charged $801,897 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2002, the fund was charged $79,801 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) Commencing June 13, 2002, pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. The fund derived $48,603 in income from these investments, which is included as dividend income in the fund's Statement of Operations.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(E) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended August 31, 2002, amounted to $112,623,899 and $88,734,792, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At August 31, 2002, the fund did not have any open forward currency exchange contracts.

At August 31, 2002, the cost of investments for federal income tax purposes was $354,509,167; accordingly, accumulated net unrealized depreciation on investments was $39,544,674, consisting of $24,181,707 gross unrealized appreciation and $63,726,381 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus International Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus International Value Fund (one of the series comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus International Value Fund at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 11, 2002

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended August 31, 2002:

  -- the total amount of taxes paid to foreign countries was $921,941

  -- the total amount of income sourced from foreign countries was $4,692,785

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2002 calendar year with Form 1099-DIV which will be mailed by January 31, 2003.


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

David P. Feldman (62)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director & Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 Funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 54

                              --------------

Ehud Houminer (61)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Professor and Executive-in-Residence at the Columbia Business School, Columbia University.

* Principal of Lear, Yavitz and Associates, a management consulting firm

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor, Director

* Super Sol Limited, an Israeli supermarket chain, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 21

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Gloria Messinger (72)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc., Consultant in Intellectual Property

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Yale Law School Fund, Director

* Theater for a New Audience, Inc., Director

* Brooklyn Philharmonic, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

John Szarkowski (76)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Consultant in Photography

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Photography Department at The Museum of Modern Art, Director Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

Anne Wexler (72)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 Funds), Director

* Comcast Corporation, a telecommunications company, Director

* Methanex Corporation, a methanol production company, Director

* Member of the Council of Foreign Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

                                                             The Fund

                    For More Information

                        Dreyfus International Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  254AR0802





      Dreyfus
      Midcap Value Fund

      ANNUAL REPORT August 31, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Important Tax Information

                            23   Board Members Information

                            25   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                              Midcap Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Midcap Value Fund, covering the 12-month period from September 1, 2001 through August 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Peter Higgins and Brian Ferguson.

Stock markets in the United States and around the world confronted a number of formidable challenges during the reporting period. In addition to lackluster corporate earnings and the war on terrorism, investors have recently contended with questions regarding the accuracy of companies' financial statements. These and other influences drove most major domestic stock market indices lower, including those that measure large-, mid- and small-cap stock performance.

Despite widespread pessimism among investors, we are generally optimistic about the future. The economy has begun to recover, showing signs of growth that have already begun to have a positive effect on corporate earnings. Recent market declines may have created attractive values in some stocks. At the same time, we believe that the recent accounting scandals will likely lead to higher standards and stronger oversight of corporate behavior, which should give investors greater confidence.

One key to success during turbulent times such as these is an investment horizon that is measured in years, not weeks or months. Remember, over the long term stocks have historically produced higher returns than other types of investments. For investors with a long-term perspective, we believe that stocks should continue to provide considerable potential for growth.

If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective, long-term view of the financial markets.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 16, 2002




DISCUSSION OF FUND PERFORMANCE

Peter Higgins and Brian Ferguson, Portfolio Managers

How did Dreyfus Midcap Value Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2002, Dreyfus Midcap Value Fund produced a -28.81% total return.(1) This compares with the -4.87% return provided by the fund's benchmark, the Russell Midcap Value Index (the "Index"),
for    the    same    period.(2)

We  attribute  the  fund's  disappointing  performance  to  an  extraordinarily challenging stock market environment. Since we positioned the fund to benefit from a more robust economic environment than actually developed, the fund's return substantially lagged its benchmark. In particular, the fund was hurt by overweighting groups that performed poorly such as technology and utilities and underweighting groups that performed well such as banks and consumer non-durables.

What is the fund's investment approach?

The fund's goal is to surpass the performance of the Index by investing in midcap companies that appear to us to be inexpensive relative to certain
financial   measurements  of  their  intrinsic  worth  or  business  prospects.

We identify potential investments through extensive quantitative and fundamental research. When selecting stocks for the fund, we emphasize three key factors:
VALUE, or how the stock is priced relative to its intrinsic worth based on a variety of traditional measures; BUSINESS HEALTH, as defined by the company's overall efficiency and profitability; and BUSINESS MOMENTUM, or the presence of a catalyst such as corporate restructuring, change in management or a spin-off that could trigger an increase in the stock's price in the near term

We typically sell a stock when we no longer consider it attractively valued, when it appears less likely to benefit from the current market and economic environment, when it shows deteriorating fundamentals or declining momentum or when its performance falls short of our expectations.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The reporting period has been a very challenging period for the U.S. stock market, which was characterized by an absence of buyers. Investors became very cautious and risk averse with respect to their equity investments, especially given such high-profile news as a weak economy, mounting accounting scandals, allegations of malfeasance by CEOs and the war on terrorism. While stock prices have fallen sharply across many industries and have created numerous attractive, value-oriented investment opportunities, without buyers to take advantage of those reduced prices, stocks have fallen even further.

The areas within the stock market that performed best throughout the reporting period were those least affected by these concerns. For example, financial services and consumer non-durable stocks were the two best performing areas during the reporting period. Among financials, banks benefited from lower interest rates, which were reduced to encourage corporations and consumers to borrow and spend more. However, we primarily focused on insurance companies within the financial services group. The balance of the fund's financial services positions was in companies that suffered in the declining stock market environment, such as brokerage firms.

Consumer  non-durable  companies,  which  sell  products  such as soap, food and diapers, performed well during the reporting period. Individuals need to buy these products regardless of what' s happening in the economy, however, our relatively aggressive posture limited the fund's exposure to this group, which hindered overall performance. Performance was also hurt by wireless communications and power generating companies within the utilities group. However, the greatest detractor from performance was the fund's larger than
average    exposure

to the technology group, where we found numerous stocks selling at what we regarded as depressed prices. We continue to have confidence in the fund's technology stocks, and we have modestly added to this area.

What is the fund's current strategy?

While the reporting period was certainly a difficult year, we do not plan to change our long-standing investment strategy. We are confident that our strategy of investing in stocks from temporarily out-of-favor industries and trying to find companies that we believe have the potential to exceed the averages over the long term is a prudent and potentially profitable way to manage money

In addition, while we are first and foremost value investors, we occasionally are presented with opportunities to buy growth stocks that have fallen to attractive prices. We believe that we have identified several such opportunities within the health care and retailing industries. We continue to favor the technology group, but we have trimmed the fund's energy and capital goods stocks.

September 16, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     Part of the fund's recent performance is attributable to its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL MIDCAP VALUE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE AND MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Midcap Value Fund and the Russell Midcap Value Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 8/31/02



                                                                Inception                                                From
                                                                  Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                             9/29/95          (28.81)%             3.48%            13.07%

((+))  SOURCE: LIPPER INC.



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS MIDCAP VALUE FUND ON 9/29/95 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE RUSSELL MIDCAP VALUE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE AND MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

August 31, 2002


COMMON STOCKS--99.0%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING--.8%

UnionBanCal                                                                                     149,100                6,709,500

BASIC INDUSTRIES--4.5%

Agrium                                                                                          273,600                2,541,744

Alcan                                                                                           106,600                3,001,856

Arch Coal                                                                                       205,800                3,766,140

FMC                                                                                              41,200  (a)           1,166,372

IMC Global                                                                                      541,200                7,165,488

Massey Energy                                                                                   472,480                3,850,712

PolyOne                                                                                         184,400                1,724,140

Potash Corporation of Saskatchewan                                                               34,100                2,066,801

Smurfit-Stone Container                                                                         477,400  (a,b)         6,693,148

United States Steel                                                                             306,200                4,204,126

                                                                                                                      36,180,527

BROADCASTING & PUBLISHING--1.9%

Clear Channel Communications                                                                    450,380  (a)          15,393,988

CAPITAL GOODS--6.7%

Agilent Technologies                                                                            273,100  (a)           3,667,733

Corning                                                                                       3,665,800  (a)           7,331,600

Dana                                                                                            327,500                5,547,850

Deere & Co.                                                                                     149,300                6,855,856

Flowserve                                                                                       225,500  (a)           4,133,415

Ingersoll-Rand, Cl. A                                                                            92,200                3,462,110

NCR                                                                                             138,000  (a,b)         3,877,800

Terex                                                                                           101,500  (a)           1,994,475

Waste Management                                                                                 88,000                2,237,840

Xerox                                                                                         2,066,940  (a,b)        14,489,249

                                                                                                                      53,597,928

CONSUMER DURABLES--.9%

Masco                                                                                           184,600                4,459,936

Visteon                                                                                         241,600                2,751,824

                                                                                                                       7,211,760

CONSUMER NON-DURABLES--2.0%

General Mills                                                                                    77,100  (b)           3,245,139

Loews--Carolina Group                                                                           114,700                2,970,730

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER NON-DURABLES (CONTINUED)

Nike, Cl. B                                                                                      50,900                2,197,862

Reader's Digest Association, Cl. A                                                              340,400                5,814,032

Tyson Foods, Cl. A                                                                              161,240                2,002,601

                                                                                                                      16,230,364

CONSUMER SERVICES--12.1%

Abercrombie & Fitch, Cl. A                                                                      286,500  (a)           6,532,200

BJ's Wholesale Club                                                                             158,800  (a)           3,898,540

Barnes & Noble                                                                                  443,700  (a)          10,156,293

Best Buy                                                                                        282,760  (a)           5,994,512

CVS                                                                                             133,300                3,917,687

Cendant                                                                                       1,645,600  (a,b)        23,548,536

Dun & Bradstreet                                                                                 39,400  (a)           1,390,426

Fleming Cos.                                                                                    410,200  (b)           4,143,020

Gap                                                                                           1,040,000  (b)          12,199,200

Interpublic Group of Companies                                                                  154,100                2,809,243

Limited Brands                                                                                  269,840                4,125,854

Omnicom Group                                                                                    56,100                3,394,050

Park Place Entertainment                                                                        489,400  (a)           4,575,890

Rite Aid                                                                                      2,737,500  (a,b)         5,748,750

Safeway                                                                                         174,600  (a)           4,508,172

                                                                                                                      96,942,373

ENERGY--10.0%

Anadarko Petroleum                                                                              157,500                7,030,800

Burlington Resources                                                                            171,100                6,582,217

Cooper Cameron                                                                                   80,900  (a)           3,627,556

ENSCO International                                                                              84,600                2,256,282

FirstEnergy                                                                                     154,900                5,111,700

GlobalSantaFe                                                                                   464,427               10,217,394

Grant Prideco                                                                                   389,000  (a)           3,816,090

Halliburton                                                                                     450,900                6,853,680

Nabors Industries                                                                               251,770  (a)           8,313,445

Patterson-UTI Energy                                                                            247,850  (a)           6,191,293

Sunoco                                                                                           64,800                2,299,104

Tidewater                                                                                       154,300                4,397,550


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

Transocean                                                                                      195,500                4,789,750

Valero Energy                                                                                   193,500  (b)           6,282,945

Weatherford International                                                                        44,700  (a)           1,825,548

                                                                                                                      79,595,354

FINANCIAL SERVICES--15.7%

ACE                                                                                             393,600               12,520,416

Aon                                                                                             654,500               12,932,920

Charter One Financial                                                                           191,700                6,460,290

E*Trade Group                                                                                 2,927,410  (a)          12,704,959

Everest Re Group                                                                                224,800               12,184,160

Franklin Resources                                                                              197,900                6,926,500

Hartford Financial Services Group                                                                66,200                3,311,324

KeyCorp                                                                                          87,900                2,358,357

Knight Trading Group                                                                          1,076,700  (a)           4,554,441

Lehman Brothers Holdings                                                                        161,500                9,207,115

Lincoln National                                                                                 89,000                3,297,450

PMI Group                                                                                       292,000                9,898,800

St. Paul Cos.                                                                                   347,330               10,565,779

Stilwell Financial                                                                              710,000                9,897,400

XL Capital, Cl. A                                                                               114,600                8,435,706

                                                                                                                     125,255,617

HEALTH CARE--17.3%

AdvancePCS                                                                                      308,500  (a)           5,972,560

Anthem                                                                                          221,730               13,993,380

Bausch & Lomb                                                                                   538,040               16,942,880

Elan, ADR                                                                                       526,200  (a,b)         1,573,338

Express Scripts                                                                                  48,400  (a)           2,323,200

Guidant                                                                                          62,000  (a)           2,281,600

HEALTHSOUTH                                                                                   1,421,530  (a)           7,662,047

Health Management Associates, Cl. A                                                             126,900  (a)           2,442,825

IVAX                                                                                          1,080,600  (a)          14,804,220

Invitrogen                                                                                      204,032  (a)           7,263,539

McKesson                                                                                        427,500               14,338,350

PerkinElmer                                                                                     490,600                2,796,420

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Quintiles Transnational                                                                         321,100  (a)           3,220,633

Shire Pharmaceuticals Group, ADR                                                                730,900  (a)          21,334,971

Watson Pharmaceuticals                                                                          439,250  (a)          10,243,310

WebMD                                                                                         1,927,800  (a)          11,374,020

                                                                                                                     138,567,293

INSURANCE--.3%

CIGNA                                                                                            28,300                2,408,896

MERCHANDISING--1.2%

Toys R Us                                                                                       746,600  (a,b)         9,952,178

TECHNOLOGY--16.3%

Accenture, Cl. A                                                                                113,400                1,865,430

Agere Systems, Cl. A                                                                          2,344,500  (a)           3,727,755

Ascential Software                                                                              951,400  (a)           2,083,566

Avaya                                                                                         2,197,700  (a)           4,615,170

CIENA                                                                                           401,600  (a)           1,630,094

Celestica                                                                                        72,350  (a)           1,661,880

Computer Associates International                                                               228,200                2,555,840

Comverse Technology                                                                             776,000  (a)           6,332,160

DuPont Photomasks                                                                               244,050  (a)           5,945,058

Electronic Data Systems                                                                         188,780                7,600,283

Fairchild Semiconductor, Cl. A                                                                  185,975  (a)           2,244,718

Flextronics International                                                                     1,544,900  (a)          14,630,203

Gateway                                                                                         426,200  (a)           1,491,700

Gemstar-TV Guide International                                                                  786,116  (a)           3,238,798

i2 Technologies                                                                               1,720,300  (a)           1,548,270

Infineon Technologies, ADR                                                                      243,000  (a)           2,755,620

Ingram Micro, Cl. A                                                                             153,100  (a)           2,089,815

JDS Uniphase                                                                                  2,696,200  (a)           7,252,778

LSI Logic                                                                                       106,300  (a)             779,179

Lexmark International                                                                           158,300  (a)           7,471,760

NVIDIA                                                                                           82,100  (a)             829,670

Parametric Technology                                                                         3,188,430  (a)           7,269,620

Sanmina-SCI                                                                                   2,595,900  (a)           9,189,486


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Solectron                                                                                     3,672,000  (a)          13,659,840

3Com                                                                                          2,576,580  (a)          12,702,539

United Microelectronics, ADR                                                                  1,097,121  (a)           4,904,129

                                                                                                                     130,075,361

TELECOMMUNICATIONS--1.6%

Sprint (PCS Group)                                                                            3,132,310  (a)          12,403,948

TRANSPORTATION--2.0%

AMR                                                                                             601,600  (a)           6,130,304

Continental Airlines Cl. B                                                                      228,700  (a)           2,325,879

Delta Air Lines                                                                                 330,300                5,803,371

Norfolk Southern                                                                                 79,300                1,659,749

                                                                                                                      15,919,303

UTILITIES--5.7%

Calpine                                                                                       2,799,990  (a,b)        13,663,951

Citizens Communications                                                                         666,690  (a,b)         4,880,171

NEXTEL Communications, Cl. A                                                                  3,398,600  (a)          25,863,346

Western Wireless, Cl. A                                                                         416,500  (a,b)         1,166,200

                                                                                                                      45,573,668
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,018,016,391)                                                           99.0%              792,018,058

CASH AND RECEIVABLES (NET)                                                                         1.0%                8,250,761

NET ASSETS                                                                                       100.0%              800,268,819

(A)  NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE  SECURITIES  ARE ON LOAN. AT AUGUST 31, 2002, THE
     TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $25,148,821 AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL  HELD BY THE FUND IS  $29,562,990--SEE
     NOTE 1(B).



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

August 31, 2002

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,018,016,391   792,018,058

Cash                                                                  1,200,683

Collateral for securities loaned--Note 1(b)                          29,562,990

Receivable for investment securities sold                            23,831,989

Receivable for shares of Common Stock subscribed                        515,972

Dividends and interest receivable                                       507,218

Prepaid expenses                                                         26,799

                                                                    847,663,709
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           804,448

Liability for securities loaned--Note 1(b)                           29,562,990

Payable for investment securities purchased                           9,345,485

Bank loan payable--Note 2                                             6,000,000

Payable for shares of Common Stock redeemed                           1,245,087

Accrued expenses                                                        436,880

                                                                     47,394,890
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      800,268,819
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,283,782,597

Accumulated net realized gain (loss) on investments               (257,515,445)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                  (225,998,333)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      800,268,819
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      45,533,080

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   17.58

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended August 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $27,275 foreign taxes withheld at source)     7,031,722

Interest                                                               860,569

TOTAL INCOME                                                         7,892,291

EXPENSES:

Management fee--Note 3(a)                                            8,624,723

Shareholder servicing costs--Note 3(b)                               4,840,579

Custodian fees--Note 3(b)                                              136,870

Prospectus and shareholders' reports                                    97,116

Professional fees                                                       31,329

Directors' fees and expenses--Note 3(c)                                 30,540

Interest expense--Note 2                                                29,181

Miscellaneous                                                           23,659

TOTAL EXPENSES                                                      13,813,997

INVESTMENT (LOSS)                                                  (5,921,706)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                          (231,131,614)

Net unrealized appreciation (depreciation) on investments        (137,099,604)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS           (368,231,218)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           (374,152,924)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended August 31,
                                             -----------------------------------

                                                     2002              2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                             (5,921,706)          (1,276,412)

Net realized gain (loss) on investments     (231,131,614)           74,800,632

Net unrealized appreciation (depreciation)
   on investments                           (137,099,604)         (106,807,748)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                (374,152,924)          (33,283,528)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

NET REALIZED GAIN ON INVESTMENTS             (80,016,419)          (32,738,221)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 741,602,427        1,367,378,810

Dividends reinvested                           75,599,704           31,275,211

Cost of shares redeemed                     (699,005,667)        (385,434,926)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           118,196,464        1,013,219,095

TOTAL INCREASE (DECREASE) IN NET ASSETS     (335,972,879)         947,197,346
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,136,241,698          189,044,352

END OF PERIOD                                 800,268,819        1,136,241,698
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    30,694,164           49,280,991

Shares issued for dividends reinvested          2,931,358            1,359,201

Shares redeemed                               (31,252,442)         (14,205,633)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   2,373,080           36,434,559

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                               Year Ended August 31,
                                    --------------------------------------------

                                                                 2002             2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            26.33            28.11         21.70          15.39         22.23

Investment Operations:

Investment (loss)                                                (.12)(a)         (.06)(a)      (.09)(a)       (.17)(a)     (.06)(a)

Net realized and unrealized
   gain (loss) on investments                                   (6.92)            1.56          7.74           8.26         (5.73)

Total from Investment Operations                                (7.04)            1.50          7.65           8.09         (5.79)

Distributions:

Dividends from net realized gain
   on investments                                               (1.71)           (3.28)        (1.24)         (1.78)        (1.05)

Net asset value, end of period                                  17.58            26.33         28.11          21.70         15.39
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (28.81)            7.02         37.60          55.71       (27.32)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         1.20             1.15          1.27           1.34         1.29

Ratio of interest expense to
   average net assets                                             .00(b)           .00(b)        .04            .06          .01

Ratio of investment (loss)
   to average net assets                                         (.51)            (.20)         (.38)          (.89)        (.25)

Portfolio Turnover Rate                                        177.31           191.89        242.27         257.23       168.72
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                                800,269        1,136,242       189,044        98,168        80,300

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN .01%.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Midcap Value Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund. The fund's investment objective is to surpass the performance of the Russell Midcap Value Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the " Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund' s shares, which are sold to existing shareholder without a sales charge. Effective January 7, 2002, the fund was closed to new investors.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $674 during the period ended August 31, 2002 based on available cash balances left on deposit. Interest earned under this arrangement is included in interest income.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Such income earned is included in interest income. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2002, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $27,867,725 and unrealized depreciation $331,793,279. In addition, the fund had $123,852,774 of capital losses realized after October 31, 2001, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2002. If not applied, $27,867,725 of the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2002 and August 31, 2001, respectively, were as follows: ordinary income $80,016,419 and $29,062,901 and long-term capital gains $0 and $3,675,320.

During the period ended August 31, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $5,921,706, increased net realized gain (loss) on investments by $9,769 and decreased paid-in capital by $5,931,475. Net assets were not affected by this reclassification.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.


The average daily amount of borrowings outstanding under both arrangements during the period ended August 31, 2002 was approximately $999,300 with a related weighted average annualized interest rate of 2.92%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2002, the fund was charged $2,874,908 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2002, the fund was charged $437,518 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2002, the fund was charged $136,870 pursuant to the custody agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1%  redemption  fee is  charged  and  retained  by the fund on shares
redeemed   within  thirty  days  following  the  date  of  issuance,   including
redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2002, amounted to $2,021,152,489 and $1,985,141,401, respectively.

At August 31, 2002, the cost of investments for federal income tax purposes was $1,123,811,337; accordingly, accumulated net unrealized depreciation on investments was $331,793,279, consisting of $45,949,191, gross unrealized appreciation and $377,742,470 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Midcap Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Midcap Value Fund (one of the series comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Midcap Value Fund at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 11, 2002

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

The fund also designates 5.60% of the ordinary dividends paid during the fiscal year ended August 31, 2002 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2003 of the percentage applicable to the preparation of their 2002 income tax returns.


BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (58)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                                --------------

DAVID P. FELDMAN (62)

BOARD MEMBER (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director & Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 Funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 54

                                --------------

EHUD HOUMINER (61)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Professor and Executive-in-Residence at the Columbia Business School, Columbia University.

* Principal of Lear, Yavitz and Associates, a management consulting firm

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor, Director

* Super Sol Limited, an Israeli supermarket chain, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 21

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

GLORIA MESSINGER (72)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc., Consultant in Intellectual Property

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Yale Law School Fund, Director

* Theater for a New Audience, Inc., Director

* Brooklyn Philharmonic, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                                --------------

JOHN SZARKOWSKI (76)

BOARD MEMBER (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Consultant in Photography

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Photography Department at The Museum of Modern Art, Director Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                                --------------

ANNE WEXLER (72)

BOARD MEMBER (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 Funds), Director

* Comcast Corporation, a telecommunications company, Director

* Methanex Corporation, a methanol production company, Director

*    Member    of    the    Council    of    Foreign    Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.


                For More Information

                        Dreyfus
                        Midcap Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                       Custodian

                       Mellon Bank, N.A.
                       One Mellon Bank Center
                       Pittsburgh, PA 15258

                       Transfer Agent &

                       Dividend Disbursing Agent
                       Dreyfus Transfer, Inc.
                       P.O. Box 9263
                       Boston, MA 02205-8501

                       Distributor

                       Dreyfus Service Corporation
                       200 Park Avenue
                       New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  258AR0802






      Dreyfus
      Mid Cap Value
      Plus Fund

      ANNUAL REPORT August 31, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Important Tax Information

                            22   Board Members Information

                            24   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                        Mid Cap Value Plus Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Mid Cap Value Plus Fund, covering the 12-month period from September 1, 2001 through August 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund' s portfolio manager, Brian Ferguson.

Stock markets in the United States and around the world confronted a number of formidable challenges during the reporting period. In addition to lackluster corporate earnings and the war on terrorism, investors have recently contended with questions regarding the accuracy of companies' financial statements. These and other influences drove most major domestic stock market indices lower, including those that measure large-, mid- and small-cap stock performance.

Despite widespread pessimism among investors, we are generally optimistic about the future. The economy has begun to recover, showing signs of growth that have already begun to have a positive effect on corporate earnings. Recent market declines may have created attractive values in some stocks. At the same time, we believe that the recent accounting scandals will likely lead to higher standards and stronger oversight of corporate behavior, which should give investors greater confidence.

One key to success during turbulent times such as these is an investment horizon that is measured in years, not weeks or months. Remember, over the long term stocks have historically produced higher returns than other types of investments. For investors with a long-term perspective, we believe that stocks should continue to provide considerable potential for growth.

If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective, long-term view of the financial markets.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 16, 2002




DISCUSSION OF FUND PERFORMANCE

Brian Ferguson, Portfolio Manager

How did Dreyfus Mid Cap Value Plus Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2002, the fund produced a total return of -24.00%.(1) In comparison, the Russell Midcap Value Index (the "Index"), the fund's benchmark, produced a total return of -4.87% for the same period.(2)

We attribute the fund' s disappointing performance to an extraordinarily challenging stock market environment. Since we positioned the portfolio to benefit from a more robust economic environment than actually developed, the fund's return lagged substantially behind that of the Index.

What is the fund's investment approach?

The fund's goal is to exceed the performance of the Russell Midcap Value Index. To pursue this goal, the fund invests primarily in the common stocks of companies whose market values generally range between $2.5 billion and $35 billion at the time of purchase. However, because the fund may continue to hold a security as its market capitalization grows, a substantial portion of the fund' s holdings may have market capitalizations in excess of $35 billion at any
given    time.

When selecting stocks for the fund, we utilize a "bottom-up" approach, where the focus is on individual stock selection rather than attempting to forecast market trends. The fund' s investment approach is value oriented and research driven. When selecting stocks, we identify potential investments through extensive quantitative and fundamental research and by focusing on three key factors:

*    VALUE,  or  how  a  stock  is  priced  relative  to  traditional   business
     performance measures;

* BUSINESS HEALTH, or overall efficiency and profitability as measured by return on assets and return on equity; and

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

* BUSINESS MOMENTUM, or the presence of a catalyst such as corporate restructuring or changes in management that may potentially trigger a price increase in the near- to midterm.

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum or falls short of our expectations.

What other factors influenced the fund's performance?

The fund was most affected during the reporting period by a challenging U.S. stock market environment, in which investors were concerned about mounting corporate accounting scandals and rumors of malfeasance among CEOs. These concerns caused investors to shun stocks and consider alternative investments, including real estate and the bond market, which is relatively less risky than the stock market. Without buyers to take advantage of reduced prices, stocks
have    fallen    even    further.

In this environment, almost all industry groups posted negative returns. However, the greatest detractor from performance was the fund's larger than average exposure to the technology group, where we found numerous stocks selling at what we regarded as depressed prices. In the uncertain stock market environment, however, investors avoided the more aggressive areas of the market, including technology, in favor of defensive stocks.

The second largest contributing factor to the fund's performance was not where the fund was invested, but where it wasn't invested. We had very little exposure to financial stocks, an area of the Index that produced generally flat returns.

Finally, our stock selections within the utilities group also hindered returns. We focused primarily on wireless communications providers and independent power producers, areas that posted sluggish returns during the reporting period. In our view, a potential shortage of natural gas in the U.S. should push power producers' stocks higher.


On the other hand, the fund received modestly positive contributions from our holdings in two traditionally defensive areas, health care and energy. The fund's consumer services stocks also performed well as consumers continued to borrow and spend during the economic downturn.

What is the fund's current strategy?

As of the end of the reporting period, we have continued to favor technology stocks, and we have increased the fund's exposure to the group as stock prices have fallen. We have also identified opportunities in the health care area, most notably among HMOs and generic pharmaceutical companies. Finally, we have marginally increased our holdings of consumer services companies, believing that a potential slowdown in consumer spending is already reflected in lower stock prices for many of these companies.

September 16, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH AUGUST 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

() PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL MIDCAP VALUE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE AND MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Mid Cap Value Plus Fund and the Russell Midcap Value Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 8/31/02

                                                                              Inception                              From
                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                           6/29/01           (24.00)%          (24.87)%

((+))  SOURCE: LIPPER INC.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS MID CAP VALUE PLUS FUND ON 6/29/01 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE RUSSELL MIDCAP VALUE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE AND MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

August 31, 2002

COMMON STOCKS--101.7%                                                                           Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING--1.6%

UnionBanCal                                                                                       2,250                  101,250

BASIC INDUSTRIES--1.9%

Alcan                                                                                             2,050                   57,728

Potash Corporation of Saskatchewan                                                                  550                   33,336

Smurfit-Stone Container                                                                           2,150  (a)              30,143

                                                                                                                         121,207

BROADCASTING AND PUBLISHING--2.3%

Clear Channel Communications                                                                      4,300  (a)             146,974

CAPITAL GOODS--6.4%

Deere & Co.                                                                                       2,260                  103,779

Ingersoll-Rand, Cl. A                                                                             1,540                   57,827

NCR                                                                                               1,990  (a)              55,919

Waste Management                                                                                  2,550                   64,846

Xerox                                                                                            18,760  (a)             131,508

                                                                                                                         413,879

CONSUMER DURABLES--.9%

Masco                                                                                             2,520                   60,883

CONSUMER NON-DURABLES--3.1%

General Mills                                                                                     1,450                   61,031

Loews-Carolina Group                                                                              1,650                   42,735

NIKE, Cl. B                                                                                         700                   30,226

Reader's Digest Association, Cl. A                                                                 1,950                  33,306

Tyson Foods, Cl. A                                                                                 2,310                  28,690

                                                                                                                         195,988

CONSUMER SERVICES--13.1%

Abercrombie & Fitch, Cl. A                                                                        4,440  (a)             101,232

BJ's Wholesale Club                                                                               3,000  (a)              73,650

Barnes & Noble                                                                                    1,980  (a)              45,322

Best Buy                                                                                          2,150  (a)              45,580

CVS                                                                                               2,190                   64,364

Cendant                                                                                          16,110  (a)             230,534

Gap                                                                                               8,800                  103,224

Limited Brands                                                                                    3,579                   54,723

Omnicom Group                                                                                       600                   36,300

Park Place Entertainment                                                                          6,560  (a)              61,336

Safeway                                                                                           1,050  (a)              27,111

                                                                                                                         843,376

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY--12.3%

Anadarko Petroleum                                                                                2,440                  108,922

Burlington Resources                                                                              2,410                   92,713

Cooper Cameron                                                                                    1,290  (a)              57,844

ENSCO International                                                                               1,350                   36,004

FirstEnergy                                                                                       2,150                   70,950

GlobalSantaFe                                                                                     4,696                  103,312

Halliburton                                                                                       3,000                   45,600

Nabors Industries                                                                                 2,710  (a)              89,484

Sunoco                                                                                            1,020                   36,189

Transocean                                                                                        2,140                   52,430

Valero Energy                                                                                     2,210                   71,759

Weatherford International                                                                           600  (a)              24,504

                                                                                                                         789,711

FINANCIAL SERVICES--22.6%

ACE                                                                                               3,000                   95,430

Aon                                                                                               5,660                  111,842

Charter One Financial                                                                             3,100                  104,470

Countrywide Credit Industries                                                                       900                   47,241

E*TRADE Group                                                                                    22,600  (a)              98,084

Everest Re Group                                                                                  1,900                  102,980

Franklin Resources                                                                                3,540                  123,900

Hartford Financial Services Group                                                                 1,060                   53,021

KeyCorp                                                                                           2,450                   65,734

Knight Trading Group                                                                              8,270  (a)              34,982

Lehman Brothers Holdings                                                                          2,810                  160,198

Lincoln National                                                                                    900                   33,345

PMI Group                                                                                         4,400                  149,160

St. Paul Cos.                                                                                     1,900                   57,798

Stilwell Financial                                                                                6,070                   84,616

XL Capital, Cl. A                                                                                 1,740                  128,081

                                                                                                                       1,450,882

HEALTH CARE--16.9%

Anthem                                                                                            2,910                  183,650

Bausch & Lomb                                                                                     4,780                  150,522


COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Express Scripts                                                                                     600  (a)              28,800

Guidant                                                                                             900  (a)              33,120

HEALTHSOUTH                                                                                      12,800  (a)              68,992

Health Management Associates, Cl. A                                                               1,600  (a)              30,800

IVAX                                                                                              7,650  (a)             104,805

McKesson                                                                                          4,950                  166,023

Shire Pharmaceuticals, ADR                                                                        7,100  (a)             207,249

Watson Pharmaceuticals                                                                            3,130  (a)              72,992

WebMD                                                                                             6,900  (a)              40,710

                                                                                                                       1,087,663

INSURANCE--.5%

CIGNA                                                                                               400                   34,048

MERCHANDISING--1.0%

Toys R Us                                                                                         4,840  (a)              64,517

TECHNOLOGY--11.2%

Accenture, Cl. A                                                                                  1,750                   28,787

Agere Systems, Cl. A                                                                             13,780  (a)              21,910

Ascential Software                                                                               11,580  (a)              25,360

CIENA                                                                                             7,000  (a)              28,413

Computer Associates International                                                                 3,390                   37,968

Comverse Technology                                                                               6,200  (a)              50,592

Electronic Data Systems                                                                           1,850                   74,481

Flextronics International                                                                         6,900  (a)              65,343

Gateway                                                                                           4,610  (a)              16,135

Infineon Technologies, ADR                                                                        3,640  (a)              41,278

Ingram Micro, Cl. A                                                                               2,250  (a)              30,713

JDS Uniphase                                                                                     21,600  (a)              58,104

Lexmark International                                                                             2,080  (a)              98,176

Parametric Technology                                                                            14,160  (a)              32,285

Sanmina-SCI                                                                                       6,980  (a)              24,709

Solectron                                                                                        11,200  (a)              41,664

3Com                                                                                              9,560  (a)              47,131

                                                                                                                         723,049

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS--1.0%

Sprint (PCS Group)                                                                               15,700  (a)              62,172

TRANSPORTATION--1.5%

AMR                                                                                               2,520  (a)              25,679

Delta Air Lines                                                                                   2,690                   47,263

Norfolk Southern                                                                                  1,200                   25,116

                                                                                                                          98,058

UTILITIES--5.4%

Calpine                                                                                          17,890  (a)              87,303

Citizens Communications                                                                           8,600  (a)              62,952

NEXTEL Communications, Cl. A                                                                     26,070  (a)             198,393

                                                                                                                         348,648

TOTAL COMMON STOCKS

   (cost $7,626,492)                                                                                                   6,542,305
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--.5%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.62%, 9/5/2002                                                                               16,000                   15,998

   1.66%, 10/10/2002                                                                             17,000                   16,971

TOTAL SHORT-TERM INVESTMENTS

   (cost $32,967)                                                                                                         32,969
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $7,659,459)                                                              102.2%                6,575,274

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (2.2%)                (143,704)

NET ASSETS                                                                                       100.0%                6,431,570

(A) NON-INCOME PRODUCING.


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

August 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  7,659,459    6,575,274

Cash                                                                     21,390

Receivable for investment securities sold                                28,575

Receivable for shares of Common Stock subscribed                          4,938

Dividends receivable                                                      4,722

Prepaid expenses                                                          9,038

                                                                      6,643,937
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             6,049

Payable for investment securities purchased                             183,599

Accrued expenses                                                         22,719

                                                                        212,367
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        6,431,570
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       8,498,527

Accumulated net realized gain (loss) on investments                   (982,772)

Accumulated net unrealized appreciation
  (depreciation) on investments                                     (1,084,185)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        6,431,570
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)         722,829

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)    8.90

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended August 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $69 foreign taxes withheld at source)            35,341

Interest                                                                 3,252

TOTAL INCOME                                                            38,593

EXPENSES:

Investment advisory fee--Note 3(a)                                      37,854

Custodian fees--Note 3(b)                                               25,295

Registration fees                                                       25,229

Prospectus and shareholders' reports                                    17,120

Shareholder servicing costs--Note 3(b)                                  16,986

Auditing fees                                                           15,826

Interest expense--Note 2                                                   167

Directors' fees and expenses--Note 3(c)                                    145

Miscellaneous                                                           28,271

TOTAL EXPENSES                                                         166,893

Less--expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 3(a)                                       (91,185)

NET EXPENSES                                                            75,708

INVESTMENT (LOSS)                                                     (37,115)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              (982,625)

Net unrealized appreciation (depreciation) on investments            (951,765)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (1,934,390)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (1,971,505)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended August 31,
                                             -----------------------------------

                                                     2002               2001(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                (37,115)                (460)

Net realized gain (loss) on investments         (982,625)               13,080

Net unrealized appreciation (depreciation)
   on investments                               (951,765)             (132,420)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (1,971,505)             (119,800)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                            (2,060)                   --

Net realized gain on investments                 (13,386)                   --

TOTAL DIVIDENDS                                  (15,446)                   --
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                   9,274,180            2,176,746

Dividends reinvested                               14,409                   --

Cost of shares redeemed                       (2,927,014)                   --

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             6,361,575             2,176,746

TOTAL INCREASE (DECREASE) IN NET ASSETS        4,374,624             2,056,946
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             2,056,946                   --

END OF PERIOD                                   6,431,570            2,056,946

Undistributed investment income--net                 --                  2,177
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       812,759              174,809

Shares issued for dividends reinvested              1,221                   --

Shares redeemed                                 (265,960)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     548,020              174,809

(A)  FROM JUNE 29, 2001 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                      Year Ended August 31,
                                                  ------------------------------

                                                     2002             2001(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                11.77             12.50

Investment Operations:

Investment (loss)                                    (.08)(b)         (.00)(b,c)

Net realized and unrealized
   gain (loss) on investments                       (2.73)            (.73)

Total from Investment Operations                    (2.81)            (.73)

Distributions:

Dividends from investment income--net                (.01)              --

Dividends from net realized gain
   on investments                                    (.05)              --

Total Distributions                                  (.06)              --

Net asset value, end of period                       8.90             11.77
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                   (24.00)            (5.84)(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets              1.50               .26(d)

Ratio of investment (loss)
   to average net assets                             (.74)             (.02)(d)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                           1.81              1.00(d)

Portfolio Turnover Rate                            146.66             35.82(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)               6,432             2,057

(A) FROM JUNE 29, 2001 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Mid Cap Value Plus Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund. The fund's investment objective is to exceed the performance of the Russell Midcap Value Index. The Dreyfus Corporation (" Dreyfus" ) serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. The Boston Company Asset Management, LLC (" TBCAM" ), an affiliate of Dreyfus, serves as the fund's sub-investment adviser. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price
is    used    when    no    asked

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $72 during the period ended August 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2002, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $22,303 and unrealized depreciation $1,585,644. In addition, the fund had $459,010 of capital losses realized after October 31, 2001 which were deferred for tax purposes to the first day of the
following    fiscal    year.


The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2002. If not applied, $22,303 of the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal years ended August 31, 2002 and August 31, 2001, respectively, were as follows: ordinary income $15,446 and $0.

During the period ended August 31, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $36,998, increased net realized gain (loss) on investments by $159 and decreased paid-in capital by $37,157. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended August 31, 2002 was approximately $7,200, with a related weighted average annualized interest rate of 2.31%.

NOTE 3-Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the fund' s average daily net assets and is payable monthly. Dreyfus has undertaken, from September 1, 2001 through August 31, 2003, that, if the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest expense, Shareholder Services Plan fees and extraordinary expenses, exceed an annual rate of 1.25% of the

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

value of the fund' s average daily net assets, the fund may deduct from the payment to be made to Dreyfus under the Agreement, or Dreyfus will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $91,185 during the period ended August 31, 2002.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and TBCAM, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund's average daily net assets, computed at the following annual rates:

          AVERAGE NET ASSETS

          0 to $100 million. . . . . . . . . . . . . . . . .      .25 of 1%

          In excess of $100 million to $1 billion. . . . . .      .20 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .16 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .10 of 1%

(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2002, the fund was charged $12,618 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2002, the fund was charged $2,630 pursuant to the transfer agency agreement.


The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2002, the fund was charged $25,295 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2002, amounted to $13,531,121 and $7,040,682, respectively.

At August 31, 2002, the cost of investments for federal income tax purposes was $8,160,918; accordingly, accumulated net unrealized depreciation on investments was $1,585,644, consisting of $264,313 gross unrealized appreciation and $1,849,957 gross unrealized depreciation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Mid Cap Value Plus Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Mid Cap Value Plus Fund (one of the series comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2002, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Mid Cap Value Plus Fund at August 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 11, 2002



IMPORTANT TAX INFORMATION (Unaudited)

The fund designates 19.69% of the ordinary dividends paid during the fiscal year ended August 31, 2002 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2003 of the percentage applicable to the preparation of their 2002 income tax returns.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (58)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

DAVID P. FELDMAN (62)

BOARD MEMBER (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director & Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 Funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 54

                              --------------

EHUD HOUMINER (61)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Professor and Executive-in-Residence at the Columbia Business School, Columbia University.

* Principal of Lear, Yavitz and Associates, a management consulting firm

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor, Director

* Super Sol Limited, an Israeli supermarket chain, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 21


GLORIA MESSINGER (72)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc., Consultant in Intellectual Property

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Yale Law School Fund, Director

* Theater for a New Audience, Inc., Director

* Brooklyn Philharmonic, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

JOHN SZARKOWSKI (76)

BOARD MEMBER (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Consultant in Photography

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Photography Department at The Museum of Modern Art, Director Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

ANNE WEXLER (72)

BOARD MEMBER (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 Funds), Director

* Comcast Corporation, a telecommunications company, Director

* Methanex Corporation, a methanol production company, Director

* Member of the Council of Foreign Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by Dreyfus. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 56 years old, and has been an employee of Dreyfus since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 56 years old, and has been an employee of Dreyfus since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 198 portfolios) managed by Dreyfus. He is 42 years old, and has been an employee of Dreyfus since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 52 years old, and has been an employee Dreyfus since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since April 1985.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 48 years old, and has been an employee of Dreyfus since June 1993.


                  For More Information

                        Dreyfus Mid Cap Value Plus Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        The Boston Company Asset
                        Management, LLC
                        One Boston Place
                        Boston, MA 02108

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  017AR0802






      Dreyfus
      Large Company
      Value Fund

      ANNUAL REPORT August 31, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            11   Statement of Securities Sold Short

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            22   Report of Independent Auditors

                            23   Important Tax Information

                            24   Board Members Information

                            26   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                       Large Company Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Large Company Value Fund, covering the 12-month period from September 1, 2001 through August 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas D. Ramos, CFA.

Stock markets in the United States and around the world confronted a number of formidable challenges during the reporting period. In addition to lackluster corporate earnings and the war on terrorism, investors have recently contended with questions regarding the accuracy of companies' financial statements. These and other influences drove most major domestic stock market indices lower, including those that measure large-, mid- and small-cap stock performance.

Despite widespread pessimism among investors, we are generally optimistic about the future. The economy has begun to recover, showing signs of growth that have already begun to have a positive effect on corporate earnings. Recent market declines may have created attractive values in some stocks. At the same time, we believe that the recent accounting scandals will likely lead to higher standards and stronger oversight of corporate behavior, which should give investors greater confidence.

One key to success during turbulent times such as these is an investment horizon that is measured in years, not weeks or months. Remember, over the long term stocks have historically produced higher returns than other types of investments. For investors with a long-term perspective, we believe that stocks should continue to provide considerable potential for growth.

If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective, long-term view of the financial markets.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 16, 2002




DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

How did Dreyfus Large Company Value Fund perform relative to its benchmark?

For the 12-month period that ended August 31, 2002, the fund produced a total return of -13.49% .(1) This compares with the performance of the fund's benchmark, the Russell 1000 Value Index (the "Index"), that produced a total return of -13.13% for the same period.(2) The Lipper Large-Cap Value Funds Category average, the category in which the fund is reported, had an average total return of -15.95% for the reporting period.(3)

We attribute these results to a generally negative environment for most stocks, including the kinds of value-oriented, large-cap companies on which the fund focuses.

What is the fund's investment approach?

The fund seeks capital appreciation. To pursue this goal, the fund typically invests at least 80% of its total assets in large capitalization stocks. Large capitalization stocks are those with a market capitalization in excess of $5 billion at the time of purchase. The fund's stock investments may include common stocks, preferred stocks, and convertible securities of both U.S. and foreign
issuers,    including    those    issued    in   initial   public   offerings.

In choosing stocks, the fund employs a "bottom-up" approach, primarily focusing on large companies with strong positions in their industries and a catalyst that can trigger a price increase such as a corporate restructuring or a change in management. The portfolio manager uses fundamental analysis to create a broadly diversified value portfolio, normally with a weighted average p/e ratio less than or equal to that of the S&P 500 and a long-term projected earnings growth rate greater than or equal to that of the S&P 500. The manager selects stocks based on:

*    VALUE, or how a stock is priced relative to its perceived intrinsic worth;

*    GROWTH, in this case the sustainability or growth of earnings or cash flow;
     and

*    FINANCIAL PROFILE, which measures the financial health of the company.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The fund typically sells a security when the portfolio manager believes that there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued, the company has lost favor in the current market or economic environment, or a more attractive opportunity has been identified.

What other factors influenced the fund's performance?

Stock prices declined throughout the reporting period in response to weak economic growth, concerns regarding corporate financial reporting irregularities and rising global political tensions. Although this environment proved damaging to value-oriented stocks, they generally weathered the storm more successfully than their growth-oriented counterparts. While the fund's benchmark fell about 13% during the reporting period, the more broadly based Russell 1000 Index dropped by more than 17%, and the growth-focused Russell 2000 Growth Index fell approximately 26% .(3)

Small- to midcap stocks also tended to perform better than large-cap stocks. Nevertheless, the fund performed roughly in line with its benchmark despite its large-cap focus.

The fund achieved its best relative performance in the telecommunications services area, which suffered particularly steep declines due to problems of overcapacity and weak levels of corporate capital spending. Several long-distance and wireless providers entered bankruptcy proceedings or lost a significant percentage of their value during the reporting period. However, the fund limited its losses by allocating a relatively small percentage of assets to the sector and by successfully avoiding many of the poorest performing stocks. Similarly, in the health care sector, the fund avoided investments in most major drug companies, a group that declined because of patent expirations and weak new product pipelines. Instead, the fund invested more heavily in health care services companies, including HMOs such as WellPoint Health Networks and product distributors such as Henry Schein. These stocks delivered some of the few positive returns seen in the market between April and August 2002.

Unfortunately, the fund's relatively strong performance in the areas cited above was undercut by disappointing returns in the industrial sector and among materials and processing companies. The market's trend in favor of smaller stocks proved particularly damaging in these areas. A small number of individual stock selections also undermined performance. For example, among holdings in the industrial area, Tyco International declined significantly when questions arose regarding its accounting practices, and Boeing lost ground when airlines began reporting steep revenue losses in the aftermath of the terrorist attacks on September 11, 2001.

What is the fund's current strategy?

As of the end of the reporting period, U.S. economic strength remained weakly positive. Market strength does not appear to be concentrated in any particular industry sector. In light of these conditions, we continue to focus on seeking good individual stock selections, regardless of sector. We have recently found what we believe to be a relatively large number of such company-specific investment opportunities among retailers, health care service providers, information technology companies and financial services firms. We have found relatively few companies meeting our investment criteria among the telecommunications services and utilities groups. However, even within these areas we have identified a small number of stocks that we believe offer good potential for capital appreciation while maintaining the fund's broad base of diversification. At the same time, we remain committed to the fund' s disciplined, value-oriented, large-cap investment approach.

September 16, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

() PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000
     COMPANIES  WITH  LOWER  PRICE-TO-BOOK  RATIOS AND LOWER  FORECASTED  GROWTH
     VALUES.

(3)  SOURCE:  LIPPER INC. --  REFLECTS  REINVESTMENT  OF  DIVIDENDS  AND,  WHERE
     APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 1000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK PERFORMANCE AND IS COMPOSED OF THE 1,000 LARGEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION. THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Large Company Value Fund and the Russell 1000 Value Index
--------------------------------------------------------------------------------


Average Annual Total Returns AS OF 8/31/02

                                                                       Inception                                           From
                                                                         Date              1 Year          5 Years       Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                   12/29/93           (13.49)%          0.00%          9.46%

((+))  SOURCE: LIPPER INC.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS LARGE COMPANY VALUE FUND ON 12/29/93 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE RUSSELL 1000 VALUE INDEX (THE "INDEX"). FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/93 IS USED AS THE BEGINNING VALUE ON 12/29/93. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

August 31, 2002

COMMON STOCKS--99.0%                                                                             Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING--14.2%

Bank of America                                                                                  42,000                2,943,360

Bank of New York                                                                                 31,000                1,089,650

Bank One                                                                                         36,800                1,506,960

FleetBoston Financial                                                                            32,300                  779,399

PNC Financial Services Group                                                                      4,100                  188,969

Wells Fargo                                                                                      61,600                3,214,904

                                                                                                                       9,723,242

COMMERCIAL SERVICES--.8%

Henry Schein                                                                                     10,600  (a)             529,682

CONSUMER DURABLES--1.1%

Ford Motor                                                                                       39,400                  463,738

Goodyear Tire & Rubber                                                                           21,100                  285,272

                                                                                                                         749,010

CONSUMER NON-DURABLES--7.9%

Coca-Cola                                                                                         5,700                  290,700

Jones Apparel Group                                                                              18,500  (a)             667,665

Kimberly-Clark                                                                                   11,300                  676,192

Kraft Foods                                                                                       9,100                  361,907

Liz Claiborne                                                                                    32,800                  925,616

PepsiCo                                                                                           8,800                  348,040

Philip Morris Cos.                                                                               34,200                1,710,000

UST                                                                                              12,500                  433,875

                                                                                                                       5,413,995

CONSUMER SERVICES--4.7%

Carnival                                                                                         31,000                  758,570

Clear Channel Communications                                                                     11,100  (a)             379,398

Disney (Walt)                                                                                    39,500                  619,360

McDonald's                                                                                       30,100                  715,176

Viacom, Cl. B                                                                                    18,000  (a)             732,600

                                                                                                                       3,205,104

ELECTRONIC TECHNOLOGY--6.8%

Boeing                                                                                           12,000                  444,840

Flextronics International                                                                        46,000  (a)             435,620

General Dynamics                                                                                  2,400                  188,736

Hewlett-Packard                                                                                  45,790                  614,960

International Business Machines                                                                  15,300                1,153,314

Lam Research                                                                                      7,900  (a)              91,877

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

Micron Technology                                                                                32,600  (a)             562,350

Motorola                                                                                         38,600                  463,200

Raytheon                                                                                         12,000                  420,000

United Technologies                                                                               5,000                  296,950

                                                                                                                       4,671,847

ENERGY MINERALS--9.7%

Anadarko Petroleum                                                                               11,600                  517,824

Conoco                                                                                           39,085                  959,537

Exxon Mobil                                                                                     100,442                3,560,669

Ocean Energy                                                                                     76,400                1,601,344

                                                                                                                       6,639,374

FINANCE--22.4%

ACE                                                                                              25,000                  795,250

Allstate                                                                                         41,800                1,555,796

American Express                                                                                 35,400                1,276,524

American International Group                                                                     43,129                2,708,501

Citigroup                                                                                        66,207                2,168,279

Countrywide Credit Industries                                                                     9,700                  509,153

Fannie Mae                                                                                       10,200                  772,956

Freddie Mac                                                                                      16,700                1,070,470

Goldman Sachs Group                                                                               3,000                  231,900

Household International                                                                          10,000                  361,100

J.P. Morgan Chase & Co.                                                                          30,800                  813,120

MBNA                                                                                             24,500                  494,900

Marsh & McLennan                                                                                  9,000                  437,850

Morgan Stanley                                                                                   24,400                1,042,368

SLM                                                                                               2,200                  201,630

St. Paul Cos.                                                                                     4,800                  146,016

Travelers Property Casualty, Cl. A                                                               43,860                  689,486

Travelers Property Casualty, Cl. B                                                                5,877                   95,735

                                                                                                                      15,371,034

HEALTH SERVICES--2.8%

HCA                                                                                              26,100                1,214,955

Humana                                                                                           30,000  (a)             399,000

WellPoint Health Networks                                                                         4,000  (a)             297,480

                                                                                                                       1,911,435


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH TECHNOLOGY--2.4%

Bard (C.R.)                                                                                       6,000                  328,440

Bristol-Myers Squibb                                                                             12,200                  304,390

Merck & Co.                                                                                       9,500                  479,940

Schering-Plough                                                                                  10,000                  230,800

Wyeth                                                                                             8,000                  342,400

                                                                                                                       1,685,970

INDUSTRIAL SERVICES--1.5%

Schlumberger                                                                                     18,000                  777,780

Transocean                                                                                       12,000                  294,000

                                                                                                                       1,071,780

NON-ENERGY MINERALS--1.2%

Alcoa                                                                                            13,200                  331,188

Weyerhaeuser                                                                                      9,500                  517,845

                                                                                                                         849,033

PROCESS INDUSTRIES--4.7%

Boise Cascade                                                                                    20,300                  549,115

Dow Chemical                                                                                     36,430                1,100,915

du Pont (E.I.) de Nemours                                                                         8,800                  354,728

International Paper                                                                              21,500                  809,475

Praxair                                                                                           7,000                  392,209

                                                                                                                       3,206,442

PRODUCER MANUFACTURING--3.5%

Caterpillar                                                                                       9,000                  392,760

Deere & Co.                                                                                       7,400                  339,808

Emerson Electric                                                                                  8,000                  390,240

Georgia-Pacific                                                                                  11,000                  231,550

Honeywell International                                                                          16,000                  479,200

Masco                                                                                            16,000                  386,560

3M                                                                                                1,400                  174,930

                                                                                                                       2,395,048

RETAIL--5.7%

Circuit City Stores-Circuit City Group                                                           21,000                  292,740

Home Depot                                                                                        8,000                  263,440

May Department Stores                                                                            24,000                  703,920

Office Depot                                                                                     31,000  (a)             400,520

Safeway                                                                                          12,000  (a)             309,840

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RETAIL (CONTINUED)

Sears, Roebuck & Co.                                                                             26,700                1,215,117

Target                                                                                           20,400                  697,680

                                                                                                                       3,883,257

TECHNOLOGY SERVICES--2.7%

AOL Time Warner                                                                                  36,000  (a)             455,400

Accenture, CL. A                                                                                 23,500  (a)             386,575

Anthem                                                                                            2,900                  183,019

Computer Sciences                                                                                 9,000  (a)             331,470

Oracle                                                                                           54,000  (a)             517,860

                                                                                                                       1,874,324

TRANSPORTATION--.4%

Norfolk Southern                                                                                 12,800                  267,904

UTILITIES--6.5%

AT&T                                                                                             28,001                  342,172

BellSouth                                                                                        34,500                  804,540

Dominion Resources                                                                                7,500                  470,325

Duke Energy                                                                                       6,200                  166,346

Exelon                                                                                            7,300                  341,786

Liberty Media, CL. A                                                                             59,200  (a)             494,912

SBC Communications                                                                               37,758                  934,133

TXU                                                                                              18,200                  880,152

                                                                                                                       4,434,366

TOTAL COMMON STOCKS

   (cost $67,974,136)                                                                                                 67,882,847
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--.9%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

1.61%, 9/12/2002                                                                                376,000                  375,842

1.66%, 10/10/2002                                                                               150,000  (b)             149,747

1.65%, 10/31/2002                                                                                73,000                   72,806

TOTAL SHORT-TERM INVESTMENTS

   (cost $598,344)                                                                                                       598,395
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $68,572,480)                                                              99.9%               68,481,242

CASH AND RECEIVABLES (NET)                                                                          .1%                   86,525

NET ASSETS                                                                                       100.0%               68,567,767

(A) NON-INCOME PRODUCING.

(B) HELD BY BROKERS AS COLLATERAL FOR OPEN SHORT POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF SECURITIES SOLD SHORT

August 31, 2002

COMMON STOCKS                                                                                    Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Circuit City Stores-CarMax Group
   (proceeds $169,795)                                                                            6,000                   96,900


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  68,572,480  68,481,242

Cash                                                                     55,258

Receivable from brokers for proceeds on securities sold short           169,795

Dividends receivable                                                    132,856

Receivable for shares of Common Stock subscribed                            672

Prepaid expenses                                                          1,219

                                                                     68,841,042
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            67,874

Securities sold short, at value (proceeds $169,795)
  --see Statement of Securities Sold Short                               96,900

Payable for investment securities purchased                              39,775

Payable for shares of Common Stock redeemed                              29,192

Accrued expenses                                                         39,534

                                                                        273,275
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       68,567,767
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      71,027,319

Accumulated undistributed investment income--net                        523,711

Accumulated net realized gain (loss) on investments                 (2,964,920)

Accumulated net unrealized appreciation (depreciation) on investments  (18,343)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       68,567,767
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)       4,287,462

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   15.99

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended August 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                       1,465,169

Interest                                                                59,988

TOTAL INCOME                                                         1,525,157

EXPENSES:

Management fee--Note 3(a)                                              600,744

Shareholder servicing costs--Note 3(b)                                 306,327

Registration fees                                                       26,778

Professional fees                                                       23,931

Prospectus and shareholders' reports                                    18,783

Custodian fees--Note 3(b)                                               13,664

Directors' fees and expenses--Note 3(c)                                  3,715

Dividends on securities sold short                                         920

Miscellaneous                                                            3,530

TOTAL EXPENSES                                                         998,392

INVESTMENT INCOME--NET                                                 526,765
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                                (2,550,512)

  Short sale transactions                                                9,845

Net realized gain (loss) on financial futures                        (215,968)

NET REALIZED GAIN (LOSS)                                           (2,756,635)

Net unrealized appreciation (depreciation)
  on investments and securities sold short                         (9,134,675)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (11,891,310)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (11,364,545)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                                     Year Ended         Ten Months Ended              Year Ended
                                                                August 31, 2002        August 31, 2001(a)        October 31, 2000
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                                  526,765                   544,878                 432,650

Net realized gain (loss) on investments                             (2,756,635)                 4,587,309               5,005,062

Net unrealized appreciation (depreciation)
   on investments                                                   (9,134,675)              (12,062,038)                 916,298

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                       (11,364,545)               (6,929,851)               6,354,010
------------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                                                (432,223)                 (519,456)               (635,497)

Net realized gain on investments                                    (4,668,869)               (4,649,762)            (14,240,000)

TOTAL DIVIDENDS                                                     (5,101,092)               (5,169,218)            (14,875,497)
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                                        11,499,392                24,307,511             20,623,556

Dividends reinvested                                                  4,947,410                 5,010,665             14,415,522

Cost of shares redeemed                                            (17,475,827)              (25,624,647)            (53,910,211)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS                                  (1,029,025)                 3,693,529            (18,871,133)

TOTAL INCREASE (DECREASE) IN NET ASSETS                            (17,494,662)               (8,405,540)            (27,392,620)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                  86,062,429                94,467,969             121,860,589

END OF PERIOD                                                        68,567,767                86,062,429              94,467,969

Undistributed investment income--net                                    523,711                   472,573                 447,151
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                                             636,039                 1,170,352                 958,320

Shares issued for dividends reinvested                                  273,187                   243,000                 681,585

Shares redeemed                                                        (989,328)               (1,242,100)             (2,512,924)

NET INCREASE (DECREASE)
   IN SHARES OUTSTANDING                                                (80,102)                  171,252                (873,019)

(A)  THE FUND CHANGED ITS FISCAL YEAR END FROM OCTOBER 31 TO AUGUST 31.


SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                  Year       Ten Months
                                                 Ended       Ended
                                             August 31,      August 31,                       Year Ended October 31,
                                                                                    ------------------------------------------------

                                                  2002           2001(a)             2000             1999          1998     1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                           19.70           22.51              24.04             21.23         21.35    18.05

Investment Operations:

Investment income--net                            .12(b)           .12(b)             .09(b)            .13(b)        .09      .07

Net realized and unrealized
   gain (loss) on investments                   (2.64)           (1.71)              1.42              2.77           .91     4.33

Total from
   Investment Operations                        (2.52)           (1.59)              1.51              2.90          1.00     4.40

Distributions:

Dividends from
   investment income--net                        (.10)            (.12)              (.13)             (.09)         (.06)    (.11)

Dividends from net realized
   gain on investments                          (1.09)           (1.10)             (2.91)              --          (1.06)    (.99)

Total Distributions                             (1.19)           (1.22)             (3.04)             (.09)        (1.12)   (1.10)

Net asset value, end of period                  15.99            19.70              22.51             24.04         21.23    21.35
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                               (13.49)           (7.29)(c)           7.11             13.71          4.83    25.29
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                         1.25              .99(c)            1.22              1.25          1.24     1.22

Ratio of interest expense and
   dividends on securities sold
   short to average net assets                    .00(d)           .00(c,d)           .01               .01           --       --

Ratio of net investment income
   to average net assets                          .66              .59(c)             .43               .55           .36      .41

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                          --                --               --                --            --      .06

Portfolio Turnover Rate                         50.61             89.62(c)         152.15            141.99        156.72   110.14
-------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                 68,568            86,062            94,468           121,861       135,812  161,960

(A) THE FUND CHANGED ITS FISCAL YEAR END FROM OCTOBER 31 TO AUGUST 31.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Large Company Value Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering thirteen series including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.


(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $160 during the period ended August 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Such income earned is included in interest income. Although

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a
borrower    fail    to   return   the   securities   in   a   timely   manner.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $523,711, accumulated capital losses $1,306,769 and unrealized depreciation $177,029. In addition, the fund had $1,499,465 of capital losses realized after October 31, 2001, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2002. If not applied, $1,306,769 of the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2002, August 31, 2001 and October 31, 2000,
respectively,   were  as  follows:  ordinary  income  $2,182,510,  $726,404  and
$6,790,032 and long-term capital gains $2,918,582, $4,442,814 and $8,085,465.

During the period ended August 31, 2002, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $43,404, increased net realized gain (loss)

on investments by $65,320 and decreased paid-in capital by $21,916. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2002, the fund did not borrow under either line of credit.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2002, the fund was charged $200,248 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2002, the fund was charged $18,878 pursuant to the transfer agency agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2002, the fund was charged $13,664 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

(E) During the period ended August 31, 2002, the fund incurred total brokerage commissions of $127,960, of which $336 was paid to Dreyfus Brokerage Services. Dreyfus Brokerage Services was a wholly-owned subsidiary of Mellon Financial Corporation until January 31, 2002.

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended August 31, 2002:

                                      Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                        38,787,780           43,691,952

Short sale transactions                     396,519              576,159

     TOTAL                               39,184,299           44,268,111

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. Securities sold short at August 31, 2002, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At August 31, 2002 there were no financial futures outstanding.

At August 31, 2002, the cost of investments for federal income tax purposes was $68,731,167; accordingly, accumulated net unrealized depreciation on investments was $249,925, consisting of $8,154,984 gross unrealized appreciation and $8,404,909 gross unrealized depreciation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Large Company Value Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and securities sold short, of Dreyfus Large Company Value Fund (one of the series comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2002, and the related statements of operations and changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Large Company Value Fund at August 31, 2002 and the results of its operations, the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 11, 2002



IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates $.6820 per share as a long-term capital gain distribution of the $1.1920 per share paid on November 29, 2001.

The fund also designates 58.53% of the ordinary dividends paid during the fiscal year then ended August 31, 2002 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2003 of the percentage applicable to the preparation of their 2002 income tax returns.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (58)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                                --------------

DAVID P. FELDMAN (62)

BOARD MEMBER (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director & Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 Funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO.    OF    PORTFOLIOS    FOR    WHICH    BOARD    MEMBER    SERVES:    54

                                --------------

EHUD HOUMINER (61)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Professor and Executive-in-Residence at the Columbia Business School, Columbia University.

* Principal of Lear, Yavitz and Associates, a management consulting firm

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor, Director

* Super Sol Limited, an Israeli supermarket chain, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 21


GLORIA MESSINGER (72)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc., Consultant in Intellectual Property

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Yale Law School Fund, Director

* Theater for a New Audience, Inc., Director

* Brooklyn Philharmonic, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                                --------------

JOHN SZARKOWSKI (76)

BOARD MEMBER (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Consultant in Photography

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Photography Department at The Museum of Modern Art, Director Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                                --------------

ANNE WEXLER (72)

BOARD MEMBER (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 Funds), Director

* Comcast Corporation, a telecommunications company, Director

* Methanex Corporation, a methanol production company, Director

*    Member    of    the    Council    of    Foreign    Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager

He is 43 years old, and has been an employee of the Manager since April 1985.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.


NOTES

                 For More Information

                        Dreyfus Large Company Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL
Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  251AR0802






      Dreyfus
      Small Company
      Value Fund

      ANNUAL REPORT August 31, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Important Tax Information

                            23   Board Members Information

                            25   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                       Small Company Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Small Company Value Fund, covering the 12-month period from September 1, 2001 through August 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Peter Higgins

Stock markets in the United States and around the world confronted a number of formidable challenges during the reporting period. In addition to lackluster corporate earnings and the war on terrorism, investors have recently contended with questions regarding the accuracy of companies' financial statements. These and other influences drove most major domestic stock market indices lower, including those that measure large-, mid- and small-cap stock performance.

Despite widespread pessimism among investors, we are generally optimistic about the future. The economy has begun to recover, showing signs of growth that have already begun to have a positive effect on corporate earnings. Recent market declines may have created attractive values in some stocks. At the same time, we believe that the recent accounting scandals will likely lead to higher standards and stronger oversight of corporate behavior, which should give investors greater confidence.

One key to success during turbulent times such as these is an investment horizon that is measured in years, not weeks or months. Remember, over the long term stocks have historically produced higher returns than other types of investments. For investors with a long-term perspective, we believe that stocks should continue to provide considerable potential for growth.

If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective, long-term view of the financial markets.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 16, 2002




DISCUSSION OF FUND PERFORMANCE

Peter Higgins, Portfolio Manager

How did Dreyfus Small Company Value Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2002, the fund produced a total return of -35.65%.(1) In comparison, the fund's benchmark, the Russell 2000 Value Index (the "Index"), produced a total return of -5.60% for the same period.(2

We attribute the fund's disappointing performance to an extraordinarily challenging stock market environment during the reporting period. As described below, the fund's return lagged that of its benchmark, primarily because the fund was underweighted relative to the Index in those industry groups that performed well and overweighted in groups that performed poorly.

What is the fund's investment approach?

The fund seeks capital appreciation. To pursue this goal, it invests at least 80% of its assets in stocks of small companies. Small companies currently include those with market capitalizations between $100 million and $2 billion at the time of purchase. Because the fund may continue to hold a security whose market capitalization grows, a substantial portion of the fund's holdings can have market capitalizations in excess of $2 billion at any given time. The fund's stock investments may include common stocks, preferred stocks and convertible securities of both U.S. and foreign issuers, including those purchased in intital public offerings (IPOs) .

The portfolio manager identifies potential investments through extensive quantitative and fundamental research. When selecting stocks, we emphasize three key factors: VALUE, or how a stock is valued relative to its intrinsic worth based on traditional value measures; BUSINESS HEALTH, or the overall efficiency and profitability as measured by return on assets and return on equity; and BUSINESS MOMENTUM, or the presence of a catalyst, such as corporate restructuring, change in management or a spin-off that will trigger a price increase in the near- to midterm.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

At the beginning of the reporting period, investors were concerned about the effects of the lagging U.S. economy on the stock market. Shortly afterwards, the terrorist attacks on September 11, 2001 caused stocks to decline sharply within virtually all industry groups. However, to the surprise of most analysts, the stock market rebounded very quickly after the attacks and remained generally positive through the remainder of 2001.

Once we saw some signs of economic improvement early in 2002, we shifted the fund's focus to relatively aggressive value stocks, including previously hard-hit companies in the technology and utilities groups. Within the technology area, we preferred semiconductor capital equipment and software companies, believing that, after several years of lackluster performance, these stocks were poised to recover with the economy. We also liked selected stocks within the utilities area, primarily wireless communications providers and power generating companies.

By the second quarter of 2002, investors began to doubt the sustainability of the economic recovery. As a result, the stock market began to fall once again
and   remained   weak   throughout   the   balance  of  the  reporting  period.

In this environment, investors generally favored defensive stocks and, as a result, many of the fund's technology holdings fell sharply. Since holdings in the technology sector were such a large part of the fund's investments, those declines seriously hindered performance. On the other hand, the financial and consumer non-durables sectors, where the fund was underweighted relative to its benchmark, generally performed well. Financial stocks benefited from low interest rates, which encouraged consumers and corporations to borrow money. Consumer non-durable stocks, including companies that manufacture and sell products such as food, soap and diapers, retained their value better than most because they tend to be less sensitive to economic volatility. However, the fund's limited exposure to these defensive areas prevented it from participating fully in their relative strength. Finally, while energy stocks generally performed well during the reporting period, the fund's energy holdings did not perform as well as those in the Index because of disappointing stock selections.

What is the fund's current strategy?

While we are certainly disappointed with the fund's returns during the reporting period, we remain committed to our investment strategy of looking for companies in out-of-favor industries that we believe have compelling valuations and excellent business fundamentals. In our view, this is a prudent and profitable way to manage money over the long term.

As of the end of the reporting period, the fund was most heavily invested in the technology, consumer services, energy, capital goods and, to a lesser extent, health care groups. While many of the fund's holdings within these areas have suffered over the short term, we have confidence in their long-term prospects. We have taken advantage of lower stock prices to add to beaten-down positions when it seems practical. Conversely, we have taken modest profits in several of the fund' s basic industries holdings where some stocks have performed well recently.

September 16, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

   Part of the fund's recent performance is attributable to its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Small Company Value Fund and the Russell 2000 Value Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 8/31/02


                                                                Inception                                                From
                                                                  Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                            12/29/93          (35.65)%            (2.23)%            8.62%

((+))  SOURCE: LIPPER INC.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS SMALL COMPANY VALUE FUND ON 12/29/93 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE RUSSELL 2000 VALUE INDEX (THE "INDEX"). FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/93 IS USED AS THE BEGINNING VALUE ON 12/29/93. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS AN UNMANAGED INDEX OF SMALL-CAP VALUE STOCK PERFORMANCE. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

August 31, 2002

COMMON STOCKS--99.6%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BASIC INDUSTRIES--8.9%

Agrium                                                                                          181,500                1,686,135

Arch Coal                                                                                       136,400                2,496,120

Cleveland-Cliffs                                                                                111,475                2,934,022

FMC                                                                                              20,300  (a)             574,693

GrafTech International                                                                          237,500  (a)           2,056,750

Louisiana-Pacific                                                                                69,800  (a)             540,950

Massey Energy                                                                                   197,200                1,607,180

Photronics                                                                                      125,900  (a)           1,551,088

PolyOne                                                                                         183,700                1,717,595

                                                                                                                      15,164,533

CAPITAL GOODS--9.3%

Allen Telecom                                                                                   251,500  (a)           1,136,780

Arris Group                                                                                     376,585  (a,b)         1,453,618

Avid Technology                                                                                 317,200  (a)           3,219,580

Collins & Aikman                                                                                338,500  (a)           1,557,100

Flowserve                                                                                       137,600  (a)           2,522,208

Loral Space & Communications                                                                    682,700  (a)             334,523

MasTec                                                                                          342,200  (a)           1,214,810

Terex                                                                                           104,500  (a)           2,053,425

Trinity Industries                                                                               93,900                1,703,346

Wolverine Tube                                                                                   99,500  (a)             657,695

                                                                                                                      15,853,085

CONSUMER DURABLES--4.5%

BE Aerospace                                                                                    172,200  (a)           1,368,990

Champion Enterprises                                                                            386,600  (a)           1,036,088

Fleetwood Enterprises                                                                           151,100                  732,835

InFocus                                                                                         202,700  (a)           2,260,105

Intertape Polymer Group                                                                         147,300  (a)           1,459,743

U.S. Industries                                                                                 264,500  (a)             814,660

                                                                                                                       7,672,421

CONSUMER NON-DURABLES--8.2%

Acclaim Entertainment                                                                           750,900  (a)           2,064,975

American Greetings, Cl. A                                                                        96,400                1,609,880

Department 56                                                                                   205,300  (a)           2,625,787

Midway Games                                                                                    698,200  (a)           4,293,930

Russell                                                                                          79,800                1,275,204

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER NON-DURABLES (CONTINUED)

Tommy Hilfiger                                                                                  175,200  (a)           2,102,400

                                                                                                                      13,972,176

CONSUMER SERVICES--16.9%

Barnes & Noble                                                                                   66,200  (a)           1,515,318

Big 5 Sporting Goods                                                                             65,200  (a)             728,936

CSK Auto                                                                                         85,300  (a)           1,079,045

EarthLink                                                                                       347,600  (a)           2,120,360

Emmis Communications, Cl. A                                                                     105,000  (a)           1,638,000

Finlay Enterprises                                                                              143,450  (a)           2,511,809

Fleming Cos.                                                                                    357,800  (b)           3,613,780

Footstar                                                                                         95,400  (a)           1,025,550

Information Resources                                                                           399,200  (a)           1,680,313

Kforce                                                                                          228,900  (a)             846,930

Linens 'n Things                                                                                 36,900  (a)             795,933

OfficeMax                                                                                       888,600  (a)           3,776,550

Rite Aid                                                                                      1,075,000  (a)           2,257,500

Spherion                                                                                        208,700  (a)           1,721,775

Stewart Enterprises, Cl. A                                                                      207,600  (a)             940,428

Tetra Tech                                                                                      209,800  (a)           1,904,984

Young Broadcasting, Cl. A                                                                        78,200  (a)             719,440

                                                                                                                      28,876,651

ENERGY--12.6%

Chesapeake Energy                                                                               246,000  (a)           1,439,100

Giant Industries                                                                                 17,200  (a)              85,484

Global Industries                                                                               342,700  (a)           1,672,376

Grant Prideco                                                                                    24,500  (a)             240,345

Horizon Offshore                                                                                169,600  (a)             881,920

Key Energy Services                                                                             494,200  (a)           4,052,440

National-Oilwell                                                                                 41,900  (a)             792,748

Parker Drilling                                                                                 725,300  (a)           1,704,455

Patterson-UTI Energy                                                                            143,610  (a)           3,587,378

Pride International                                                                              25,200  (a)             337,176

Tesoro Petroleum                                                                                587,300  (a)           2,126,026

Trico Marine Services                                                                           500,000  (a)           1,775,000

Veritas DGC                                                                                     210,300  (a)           2,723,385

                                                                                                                      21,417,833


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES--2.1%

Ameritrade Holding, Cl. A                                                                       120,500  (a,b)           437,415

E*TRADE Group                                                                                    95,700  (a)             415,338

eFunds                                                                                          144,000  (a)           1,473,120

Knight Trading Group                                                                            298,200  (a)           1,261,386

                                                                                                                       3,587,259

HEALTH CARE--8.9%

Alpharma, Cl. A                                                                                 270,700                2,739,484

Beverly Enterprises                                                                             534,300  (a)           1,314,378

Bio-Technology General                                                                          182,100  (a)             673,770

CONMED                                                                                            6,000  (a)             114,120

Cytyc                                                                                           207,700  (a)           2,043,768

IDX Systems                                                                                     163,400  (a)           1,905,244

IMPATH                                                                                           28,900  (a)             355,470

Magellan Health Services                                                                        239,600  (a)             165,324

PAREXEL International                                                                            65,200  (a)             642,872

PDI                                                                                             160,000  (a)           1,064,000

PerkinElmer                                                                                     186,500                1,063,050

RehabCare Group                                                                                  83,200  (a)           1,938,560

Sybron Dental Specialties                                                                        59,900  (a)             915,272

Ventiv Health                                                                                   143,500  (a)             222,425

                                                                                                                      15,157,737

INDUSTRIAL COMPONENTS--.8%

Cooper Tire & Rubber                                                                             63,200                1,319,616

LEISURE & TOURISM--.1%

WMS Industries                                                                                   10,900  (a)             157,505

MISCELLANEOUS--3.9%

La Quinta                                                                                       160,900  (a)             833,462

Service Corporation International                                                             1,020,100  (a)           3,794,772

York International                                                                               65,600               2,092,640

                                                                                                                       6,720,874

TECHNOLOGY--18.5%

ANADIGICS                                                                                       237,700  (a)             739,247

Art Technology Group                                                                            460,500  (a,b)           428,265

Artesyn Technologies                                                                            317,100  (a)             748,356

Axcelis Technologies                                                                            353,900  (a)           2,392,364

CTS                                                                                             277,900                1,778,560

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Credence Systems                                                                                182,500  (a)           2,107,875

DiamondCluster International, Cl. A                                                             393,300  (a)           1,368,684

Fairchild Semiconductor, Cl. A                                                                   80,200  (a)             968,014

Genesis Microchip                                                                               237,100  (a)           1,929,994

HomeStore                                                                                       372,000  (a)             215,760

IONA Technologies, ADR                                                                          456,600  (a)             936,030

InterVoice-Brite                                                                                333,300  (a)             535,613

Legato Systems                                                                                  456,500  (a)           1,296,460

MCSi                                                                                            299,400  (a)           1,838,316

MRO Software                                                                                    107,100  (a)           1,062,432

Macromedia                                                                                      138,900  (a)             950,076

Manugistics Group                                                                               287,300  (a)           1,149,200

Mattson Technology                                                                              558,400  (a)           1,412,752

Molecular Devices                                                                                86,100  (a)           1,077,972

Pixelworks                                                                                       26,300  (a)             148,858

Quovadx                                                                                         318,600  (a)             701,239

RSA Security                                                                                    202,400  (a)             477,664

Read-Rite                                                                                       539,900  (a)             323,940

Riverstone Networks                                                                             664,000  (a)             597,600

SONICblue                                                                                       591,900  (a)             200,654

SmartForce Public, ADR                                                                          293,600  (a)           1,271,288

SonicWALL                                                                                        33,400  (a)             150,300

Trimble Navigation                                                                              193,300  (a)           2,706,200

TriQuint Semiconductor                                                                          374,300  (a)           1,983,790

                                                                                                                      31,497,503

TRANSPORTATION--4.1%

Atlas Air Worldwide Holdings                                                                    317,700  (a)             975,339

CP Ships                                                                                        102,000                1,107,720

RailAmerica                                                                                     255,300  (a)           2,387,055

Stolt-Nielsen, ADR                                                                              193,800                2,468,818

                                                                                                                       6,938,932


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES--.8%

AirGate PCS                                                                                     211,200  (a)             255,552

Alamosa Holdings                                                                                599,900  (a)             281,953

Western Wireless, Cl. A                                                                         288,600  (a)             808,080

                                                                                                                       1,345,585

TOTAL COMMON STOCKS

   (cost $268,767,509)                                                                                               169,681,710
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--.6%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S.TREASURY BILLS:

  1.65%, 9/26/2002

   (cost $1,020,825)                                                                          1,022,000                1,020,907
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $269,788,334)                                                            100.2%              170,702,617

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.2%)                (327,061)

NET ASSETS                                                                                       100.0%              170,375,556

(A)  NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE  SECURITIES  ARE ON LOAN. AT AUGUST 31, 2002, THE
     TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $5,141,570  AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $5,970,725.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           269,788,334    170,702,617

Cash                                                                     63,266

Collateral for securities loaned--Note 1(c)                           5,970,725

Receivable for investment securities sold                               374,026

Dividends and interest receivable                                        55,522

Receivable for shares of Common Stock subscribed                          8,224

Prepaid expenses                                                          1,305

                                                                    177,175,685
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           177,347

Liability for securities loaned--Note 1(c)                            5,970,725

Payable for investment securities purchased                             430,091

Payable for shares of Common Stock redeemed                              80,518

Interest payable--Note 2                                                    224

Accrued expenses                                                        141,224

                                                                      6,800,129
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      170,375,556
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     294,068,896

Accumulated net realized gain (loss) on investments                (24,607,623)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                   (99,085,717)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      170,375,556
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      13,863,916

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   12.29

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended August 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $75,095 foreign taxes withheld at source)     1,025,154

Interest                                                               140,084

TOTAL INCOME                                                         1,165,238

EXPENSES:

Management fee--Note 3(a)                                            2,082,999

Shareholder servicing costs--Note 3(b)                               1,070,142

Custodian fees--Note 3(b)                                               55,303

Prospectus and shareholders' reports                                    41,753

Registration fees                                                       32,756

Professional fees                                                       29,817

Interest expense--Note 2                                                20,722

Directors' fees and expenses--Note 3(c)                                  7,628

Miscellaneous                                                            5,244

TOTAL EXPENSES                                                       3,346,364

INVESTMENT (LOSS)                                                  (2,181,126)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                           (20,732,118)

Net unrealized appreciation (depreciation) on investments         (81,956,353)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS           (102,688,471)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           (104,869,597)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS


                                                                     Year Ended         Ten Months Ended              Year Ended
                                                                August 31, 2002        August 31, 2001(a)        October 31, 2000
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                                   (2,181,126)               (1,793,694)             (1,718,909)

Net realized gain (loss) on investments                            (20,732,118)                86,590,831             26,952,788

Net unrealized appreciation (depreciation)
   on investments                                                  (81,956,353)              (35,938,518)              36,807,976

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                      (104,869,597)                48,858,619              62,041,855
------------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

NET REALIZED GAIN ON INVESTMENTS                                   (84,034,073)              (20,257,220)            (18,245,311)
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                                        73,568,676                98,515,274              52,661,143

Dividends reinvested                                                 80,220,640                19,788,666              17,817,025

Cost of shares redeemed                                           (162,864,547)              (81,886,392)            (80,571,640)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS                                  (9,075,231)                36,417,548            (10,093,472)

TOTAL INCREASE (DECREASE)
   IN NET ASSETS                                                  (197,978,901)                65,018,947              33,703,072
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                 368,354,457               303,335,510             269,632,438

END OF PERIOD                                                       170,375,556               368,354,457             303,335,510
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                                           3,674,436                 3,824,948               2,282,681

Shares issued for dividends reinvested                                4,023,101                   983,532                 850,455

Shares redeemed                                                      (8,077,748)               (3,188,990)             (3,523,250)

NET INCREASE (DECREASE) IN
   SHARES OUTSTANDING                                                 (380,211)                 1,619,490               (390,114)

(A)  THE FUND CHANGED ITS FISCAL YEAR END FROM OCTOBER 31 TO AUGUST 31.


SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                            Ten Months
                                                                 Ended
                                            Year Ended       August 31,                         Year Ended October 31,
                                                                             ------------------------------------------------------

                                       August 31, 2002          2001(a)            2000         1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):
Net asset value,
   beginning of period                           25.86           24.03            20.72        17.06         21.95         17.66

Investment Operations:

Investment income (loss)--net                     (.15)(b)        (.13)(b)         (.13)(b)     (.16)(b)      (.09)(b)       .00(c)

Net realized and unrealized
   gain (loss) on investments                    (6.36)           3.57             4.85         3.82         (4.39)         6.43

Total from
   Investment Operations                         (6.51)           3.44             4.72         3.66         (4.48)         6.43

Distributions:

Dividends from
   investment income--net                           --              --              --           --           (.02)         (.04)

Dividends from net realized
   gain on investments                           (7.06)          (1.61)           (1.41)         --           (.39)        (2.10)

Total Distributions                              (7.06)          (1.61)           (1.41)         --           (.41)        (2.14)

Net asset value, end of period                   12.29           25.86            24.03        20.72         17.06         21.95
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                (35.65)          16.23(d)         23.78        21.45        (20.83)        40.22
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                          1.20             .93(d)          1.16         1.23          1.21          1.23

Ratio of interest expense and
   dividends on securities sold
   short to average net assets                    .01               --              .04          .05           .01           .02

Ratio of net investment income
   (loss) to average net assets                  (.79)           (.50)(d)          (.57)        (.78)         (.44)          .22

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                         --                 --            --            --            --           .05

Portfolio Turnover Rate                         126.43          129.27(d)        169.12       170.38        132.38         76.11
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                 170,376         368,354          303,336      269,632       300,908       376,738

(A) THE FUND CHANGED ITS FISCAL YEAR END FROM OCTOBER 31 TO AUGUST 31.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Small Company Value Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the
direction    of

the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of

                                                                      The  Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Such income earned is included in interest income. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2002, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $9,737,015 and unrealized depreciation $112,767,432. In addition, the fund had $1,188,893 of capital losses realized after October 31, 2001 which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2002. If not applied, $9,737,015 of the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2002, August 31, 2001 and October 31, 2000, respectively, were as follows: ordinary income $72,866,043, $20,257,220 and $18,245,311 and long-term capital gains $11,168,030, $0 and $0.


During the period ended August 31, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $2,181,126, increased accumulated net realized gain (loss) on investments by $4,427 and decreased paid-in capital by $2,185,553. Net assets were not affected by this reclassification.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended August 31, 2002 was approximately $768,700, with a related weighted average annualized interest rate of 2.70%.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period The Fun

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

ended August 31, 2002, the fund was charged $694,333 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2002, the fund was charged $131,223 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2002, the fund was charged $55,303 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1%  redemption  fee is  charged  and  retained  by the fund on shares
redeemed   within  thirty  days  following  the  date  of  issuance,   including
redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2002, amounted to $348,548,801 and $441,536,971, respectively.

At August 31, 2002, the cost of investments for federal income tax purposes was $283,470,049; accordingly, accumulated net unrealized depreciation on investments was $112,767,432, consisting of $8,590,272 gross unrealized appreciation and $121,357,704 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Small Company Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Small Company Value Fund (one of the series comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2002, and the related statements of operations and changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Small Company Value Fund at August 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 11, 2002

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates $.9380 per share as a long-term capital gain distribution of the $7.0580 per share paid on December 11, 2001. The fund also designates 1.78% of the ordinary dividends paid during the fiscal year ended August 31, 2002 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2003 of the percentage applicable to the preparation of their 2002 income tax returns.


BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (58)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                                --------------

DAVID P. FELDMAN (62)

BOARD MEMBER (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director & Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 Funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 54

                                --------------

EHUD HOUMINER (61)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Professor and Executive-in-Residence at the Columbia Business School, Columbia University.

* Principal of Lear, Yavitz and Associates, a management consulting firm

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor, Director

* Super Sol Limited, an Israeli supermarket chain, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 21

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

GLORIA MESSINGER (72)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc., Consultant in Intellectual Property

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Yale Law School Fund, Director

* Theater for a New Audience, Inc., Director

* Brooklyn Philharmonic, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                                --------------

JOHN SZARKOWSKI (76)

BOARD MEMBER (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Consultant in Photography

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Photography Department at The Museum of Modern Art, Director Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                                --------------

ANNE WEXLER (72)

BOARD MEMBER (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 Funds), Director

* Comcast Corporation, a telecommunications company, Director

* Methanex Corporation, a methanol production company, Director

*    Member    of    the    Council    of    Foreign    Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

                                                             The Fund

                 For More Information

                        Dreyfus Small Company Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  253AR0802






      Dreyfus
      Premier Technology
      Growth Fund

      ANNUAL REPORT August 31, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            19   Notes to Financial Statements

                            26   Report of Independent Auditors

                            27   Board Members Information

                            29   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                         Technology Growth Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier Technology Growth Fund, covering the 12-month period from September 1, 2001 through August 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's primary portfolio manager, Mark Herskovitz.

Stock markets in the United States and around the world confronted a number of formidable challenges during the reporting period. In addition to lackluster corporate earnings and the war on terrorism, investors have recently contended with questions regarding the accuracy of companies' financial statements. These and other influences drove most major domestic stock market indices lower, including those that measure large-, mid- and small-cap stock performance.

Despite widespread pessimism among investors, we are generally optimistic about the future. The economy has begun to recover, showing signs of growth that have already begun to have a positive effect on corporate earnings. Recent market declines may have created attractive values in some stocks. At the same time, we believe that the recent accounting scandals will likely lead to higher standards and stronger oversight of corporate behavior, which should give investors greater confidence.

One key to success during turbulent times such as these is an investment horizon that is measured in years, not weeks or months. Remember, over the long term stocks have historically produced higher returns than other types of investments. For investors with a long-term perspective, we believe that stocks should continue to provide considerable potential for growth.

If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective, long-term view of the financial markets.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 16, 2002




DISCUSSION OF FUND PERFORMANCE

Mark Herskovitz, Primary Portfolio Manager

How did Dreyfus Premier Technology Growth Fund perform relative to its benchmarks?

For the 12-month period ended August 31, 2002, the fund produced total returns of -34.06% for Class A shares, -34.61% for Class B shares, -34.58% for Class C shares, -33.76% for Class R shares and -34.32% for Class T shares.(1) In comparison, the fund's benchmarks, the Morgan Stanley High Technology 35 Index and the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), produced total returns of -38.66% and -17.99%, respectively, over the same period.(2,3)

Technology stock valuations have continued to fall amid a dearth of new capital spending and the accounting-related scandals affecting a handful of major U.S. corporations. However, the rate of technology companies' earnings declines appears to have slowed, which we believe suggests that technology business fundamentals may be poised to improve with the overall economy.

What is the fund's investment approach?

The fund seeks capital appreciation by investing in growth companies of any size that we believe are leading producers or beneficiaries of technological innovation. When choosing stocks, we look for sectors within the technology area that we expect to outperform other sectors. We seek to emphasize the most attractive sectors and de-emphasize the less appealing sectors. Among the sectors evaluated are those that develop, produce or distribute products or
services   in   the   computer,   semiconductor,  electronics,  communications,
biotechnology, computer software and hardware, electronic components and systems, data networking and telecommunications equipment and services industries.

Typically, we look for companies that are leaders in their market segments and are characterized by rapid earnings growth and strong market shares. We conduct extensive fundamental research to understand

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

these companies' competitive advantages and to evaluate their ability to maintain leadership positions over time. Although we look for companies with the potential for strong earnings growth rates, some of our investments may currently be experiencing losses. Moreover, we may invest in small-, mid- and large-cap securities in all available trading markets, including initial public offerings and the aftermarket.

What other factors influenced the fund's performance?

Since mid-2000, business fundamentals of many technology companies have deteriorated and valuations for technology stocks have fallen. This market adjustment continued to hurt the fund's performance during the reporting period. In addition, investors have generally been disappointed in the uneven pace of economic recovery, and they have avoided economically sensitive stocks, such as technology, in favor of more defensive groups. The corporate accounting scandals that began with the collapse of Enron have also adversely affected stock prices of many companies, even those whose accounting practices remain unquestioned

In this environment, we have attempted to focus on long-term business fundamentals and look beyond near-term psychological factors. Nonetheless, we have generally positioned the fund defensively, emphasizing companies that we regard as financially sound, with proven business models, healthy balance sheets and positive cash flows. In addition, we have continued to focus on companies that we believe are poised to benefit from fast-growing niche markets, industry consolidation or special situations. For example, Taiwan Semiconductor has benefited from an industry-wide trend toward outsourcing the manufacturing of microprocessors, a business with very high barriers to entry. Microsoft continues to dominate its markets and generate enormously positive cash flows. Dell Computer has maintained its cost advantages, taking market share from
weaker    competitors.


What is the fund's current strategy?

Although the technology sector's decline has lasted longer than many expected, we do not believe that technological innovation stops during volatile economic conditions. We believe that business fundamentals will rebound when overall economic growth resumes. In our opinion, an objective view of the forces that will drive the U.S. economy in the future is what is required. When viewed from this long-term perspective, we continue to believe that the investment case for technology companies remains attractive.

In the meantime, we have maintained the fund's emphasis on companies that, in our view, have the financial strength required to weather the downturn. Fund holdings such as Dell Computer, Electronic Arts and Applied Materials are leaders in their industries and have substantial cash reserves with low levels of debt. As of August 31, 2002, we have diversified the fund's investments among 35 different companies. This helps to ensure that unexpected declines in any single security do not have a disproportionate effect on the overall portfolio. Of course, we are prepared to change the fund's composition as market conditions evolve.

September 16, 2002

     (1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     (2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY HIGH TECHNOLOGY 35 INDEX IS AN UNMANAGED, EQUAL DOLLAR-WEIGHTED INDEX OF 35 STOCKS FROM THE ELECTRONICS-BASED SUBSECTORS.

     (3) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Technology Growth Fund Class A shares with the Morgan Stanley High Technology 35 Index and the Standard & Poor's 500 Composite Stock Price Index

((+))  SOURCE: BLOOMBERG L.P.

((+)(+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER TECHNOLOGY GROWTH FUND ON 10/13/97 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN EACH OF THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "S&P 500 INDEX") AND THE MORGAN STANLEY HIGH TECHNOLOGY 35 INDEX (THE "MS HIGH TECH 35 INDEX"). FOR COMPARATIVE PURPOSES, THE VALUE OF EACH INDEX ON 9/30/97 IS USED AS THE BEGINNING VALUE ON 10/13/97. PERFORMANCE FOR CLASS B, CLASS C, CLASS R AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE S&P 500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE MS HIGH TECH 35 INDEX IS AN UNMANAGED, EQUAL DOLLAR-WEIGHTED INDEX FROM THE ELECTRONICS-BASED SUBSECTORS AND INCLUDES GROSS DIVIDENDS REINVESTED. THE INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 8/31/02


                                                                Inception                                                From
                                                                 Date                       1 Year                    Inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                               10/13/97                    (37.86)%                     2.61%

WITHOUT SALES CHARGE                                            10/13/97                    (34.06)%                     3.86%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                          4/15/99                    (37.23)%                   (18.53)%
WITHOUT REDEMPTION                                               4/15/99                    (34.61)%                   (17.79)%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                       4/15/99                    (35.24)%                   (17.79)%

WITHOUT REDEMPTION                                               4/15/99                    (34.58)%                   (17.79)%

CLASS R SHARES                                                   4/15/99                    (33.76)%                   (16.87)%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                              8/31/99                    (37.26)%                   (24.05)%

WITHOUT SALES CHARGE                                             8/31/99                    (34.32)%                   (22.87)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.


                                                             The Fund


STATEMENT OF INVESTMENTS

August 31, 2002

STATEMENT OF INVESTMENTS

COMMON STOCKS--87.4%                                                                            Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BIOTECHNOLOGY--1.3%
Genentech                                                                                       256,000  (a)           8,394,240

COMPUTER SERVICES--3.4%

Automatic Data Processing                                                                       562,000               21,226,740

DATA STORAGE--7.5%

Brocade Communications Systems                                                                  715,000  (a,b)        10,346,050

EMC                                                                                           1,635,000  (a)          11,052,600

Emulex                                                                                          521,000  (a)           8,794,480

QLogic                                                                                          185,000  (a,b)         6,206,750

VERITAS Software                                                                                600,000  (a)           9,714,000

                                                                                                                      46,113,880

HARDWARE--9.2%

Dell Computer                                                                                 1,250,000  (a)          33,275,000

International Business Machines                                                                 150,000               11,307,000

Lexmark International                                                                           250,000  (a)          11,800,000

                                                                                                                      56,382,000

INDEX--4.6%

Nasdaq 100 Shares                                                                             1,200,000  (a)          28,176,000

INTERNET--4.4%

eBay                                                                                            475,000  (a)          26,880,250

NETWORKING--3.8%

Cisco Systems                                                                                 1,685,000  (a)          23,286,700

SEMICONDUCTORS--18.7%

Intel                                                                                         1,195,000               19,920,650

Linear Technology                                                                               780,000               20,451,600

Microchip Technology                                                                            527,000  (a)          11,093,350

Micron Technology                                                                               365,000  (a,b)         6,296,250

Taiwan Semiconductor                                                                         19,835,640  (a)          28,949,940

Texas Instruments                                                                               650,000               12,805,000

United Microelectronics, ADR                                                                  3,450,000  (a)          15,421,500

                                                                                                                     114,938,290

SEMICONDUCTOR EQUIPMENT--9.3%

Applied Materials                                                                             1,400,000  (a,b)        18,704,000

KLA-Tencor                                                                                      475,000  (a)          15,613,250

Novellus Systems                                                                                587,500  (a)          14,370,250

Teradyne                                                                                        665,000  (a,b)         8,412,250

                                                                                                                      57,099,750


COMMON STOCKS (CONTINUED)                                                                        Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SOFTWARE--21.2%

Adobe Systems                                                                                   572,000               11,497,200

BEA Systems                                                                                   1,450,000  (a)           8,859,500

Electronic Arts                                                                                 225,000  (a)          14,233,500

Microsoft                                                                                       675,000  (a)          33,129,000

Oracle                                                                                        1,750,000  (a)          16,782,500

PeopleSoft                                                                                      500,000  (a)           8,040,000

Rational Software                                                                             2,860,000  (a)          19,448,000

Siebel Systems                                                                                  600,000  (a)           5,076,000

Symantec                                                                                        459,500  (a,b)        13,141,700

                                                                                                                     130,207,400

TELECOMMUNICATION EQUIPMENT--4.0%

Motorola                                                                                        650,000                7,800,000

UTStarcom                                                                                     1,285,000  (a)          16,962,000

                                                                                                                      24,762,000

TOTAL COMMON STOCKS

   (cost $795,198,052)                                                                                               537,467,250
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--12.4%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.62%,9/5/2002                                                                            14,307,000               14,305,569

   1.66%,9/26/2002                                                                            5,053,000                5,047,593

   1.67%,10/3/2002                                                                           40,686,000               40,629,853

   1.67%,10/10/2002                                                                           6,761,000                6,749,574

   1.66%,10/17/2002                                                                           1,205,000                1,202,578

   1.65%,10/24/2002                                                                           4,173,000                4,163,360

   1.66%,10/31/2002                                                                           2,604,000                2,597,100

   1.59%,11/21/2002                                                                           1,780,000                1,773,663

TOTAL SHORT-TERM INVESTMENTS

   (cost $76,461,733)                                                                                                 76,469,290
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $871,659,785)                                                             99.8%              613,936,540

CASH AND RECEIVABLES (NET)                                                                          .2%                1,394,366

NET ASSETS                                                                                       100.0%              615,330,906

     (A)  NON-INCOME PRODUCING.

     (B)  ALL OR A PORTION OF THESE  SECURITIES ARE ON LOAN. AT AUGUST 31, 2002,
          THE TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $7,845,839
          AND THE  TOTAL  MARKET  VALUE  OF THE  COLLATERAL  HELD BY THE FUND IS
          $8,217,650.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

August 31, 2002

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           871,659,785    613,936,540

Cash                                                                    760,262

Cash denominated in foreign currencies                     12,033        12,220

Collateral for securities loaned--Note 1(c)                           8,217,650

Receivable for investment securities sold                             6,855,048

Receivable for shares of Common Stock subscribed                        319,721

Dividends and interest receivable                                        47,225

Prepaid expenses                                                         86,283

                                                                    630,234,949
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,131,497

Liability for securities loaned--Note 1(c)                            8,217,650

Payable for investment securities purchased                           3,297,206

Payable for shares of Common Stock redeemed                           1,625,136

Accrued expenses                                                        632,554

                                                                     14,904,043
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      615,330,906
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   2,045,159,626

Accumulated net realized gain (loss) on
  investments and foreign currency transactions                 (1,172,105,662)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                (257,723,058)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      615,330,906

NET ASSET VALUE PER SHARE


                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                       314,260,989          198,339,505          91,048,219             8,317,966            3,364,227

Shares Outstanding                    21,108,333           13,692,050           6,284,969               552,863              228,922
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          14.89                14.49                14.49                15.05                14.70


SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF OPERATIONS

Year Ended August 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $44,348 foreign taxes withheld at source)     2,007,865

Interest                                                             2,373,700

TOTAL INCOME                                                         4,381,565

EXPENSES:

Management fee--Note 3(a)                                            7,688,221

Shareholder servicing costs--Note 3(c)                               7,812,892

Distribution fees--Note 3(b)                                         3,656,347

Custodian fees--Note 3(c)                                              386,626

Prospectus and shareholders' reports                                   291,106

Registration fees                                                      118,815

Directors' fees and expenses--Note 3(d)                                 25,455

Professional fees                                                       19,201

Miscellaneous                                                           76,985

TOTAL EXPENSES                                                      20,075,648

INVESTMENT (LOSS)                                                  (15,694,083)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency transactions:

  Long transactions                                               (400,352,575)

  Short sale transactions                                           (1,567,845)

NET REALIZED GAIN (LOSS)                                          (401,920,420)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                 73,258,633

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (328,661,787)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (344,355,870)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended August 31,
                                            ------------------------------------

                                                     2002               2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                            (15,694,083)         (20,710,389)

Net realized gain (loss) on investments     (401,920,420)        (618,314,701)

Net unrealized appreciation (depreciation)
   on investments                             73,258,633       (1,725,017,164)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                (344,355,870)      (2,364,042,254)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                               534,823,124         801,511,272

Class B shares                                21,413,462         153,229,818

Class C shares                                13,900,242         131,350,895

Class R shares                                 6,981,572          10,732,950

Class T shares                                   592,415           3,781,357

Cost of shares redeemed:

Class A shares                              (615,947,806)        (761,736,949)

Class B shares                               (85,016,859)        (116,440,234)

Class C shares                               (53,295,050)        (141,333,241)

Class R shares                                (4,218,406)         (46,911,192)

Class T shares                                (1,933,114)          (2,977,650)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS          (182,700,420)          31,207,026

TOTAL INCREASE (DECREASE) IN NET ASSETS     (527,056,290)      (2,332,835,228)
--------------------------------------------------------------------------------

NET ASSETS ($)

Beginning of Period                         1,142,387,196        3,475,222,424

END OF PERIOD                                 615,330,906        1,142,387,196




                                                      Year Ended August 31,
                                              ----------------------------------

                                                     2002                2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                    23,634,968           21,884,080

Shares redeemed                               (27,698,242)         (21,296,192)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (4,063,274)             587,888
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       974,935            3,752,114

Shares redeemed                                (4,212,382)          (3,408,146)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (3,237,447)             343,968
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       636,377           3,134,612

Shares redeemed                                (2,587,087)         (3,929,828)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,950,710)           (795,216)
--------------------------------------------------------------------------------

CLASS R

Shares sold                                       320,078             306,152

Shares redeemed                                 (201,701)          (1,139,204)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     118,377            (833,052)
--------------------------------------------------------------------------------

CLASS T

Shares sold                                        26,798              92,292

Shares redeemed                                  (92,068)             (81,319)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (65,270)               10,973

(A) DURING THE PERIOD ENDED AUGUST 31, 2002, 31,471 CLASS B SHARES REPRESENTING $662,264 WERE AUTOMATICALLY CONVERTED TO 30,721 CLASS A SHARES AND DURING THE PERIOD ENDED AUGUST 31, 2001, 45,101 CLASS B SHARES REPRESENTING $2,136,753 WERE AUTOMATICALLY CONVERTED TO 44,530 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                          Year Ended August 31,
                                                               ---------------------------------------------------------------------

CLASS A SHARES                                                 2002          2001             2000             1999    1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                          22.58         67.51            32.21            12.11      12.50

Investment Operations:

Investment (loss)                                              (.25)(b)      (.25)(b)         (.43)(b)         (.18)(b)   (.10)(b)

Net realized and unrealized
   gain (loss) on investments                                 (7.44)       (44.68)           35.98            20.36       (.29)

Total from Investment Operations                              (7.69)       (44.93)           35.55            20.18       (.39)

Distributions:

Dividends from net realized gain
   on investments                                                --            --             (.25)            (.08)        --

Net asset value, end of period                                14.89         22.58            67.51            32.21      12.11
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                             (34.06)(c)    (66.55)(c)       110.71(c)        167.23(c)   (3.12)(d,e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                       1.55          1.22             1.12             1.20      1.12(d)

Ratio of interest expense
   to average net assets                                         --           .00(f)           --                --       .01(d)

Ratio of investment (loss)
   to average net assets                                     (1.13)          (.66)            (.78)            (.64)     (.77)(d)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                                     --              --                --             .02       .81(d)

Portfolio Turnover Rate                                      77.42         100.86            112.24           78.93     291.12(d)
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                              314,261       568,402         1,659,530         459,457     12,370

(A) FROM OCTOBER 13, 1997 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E)  CALCULATED BASED ON NET ASSET VALUE ON THE CLOSE OF BUSINESS ON OCTOBER 14,
     1997 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 1998.

(F)  AMOUNT REPRESENTS LESS THAN .01%.


SEE NOTES TO FINANCIAL STATEMENTS.




                                                                                           Year Ended August 31,
                                                                     ---------------------------------------------------------------

CLASS B SHARES                                                       2002             2001            2000          1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                22.16            66.81           32.13            28.25

Investment Operations:

Investment (loss)                                                (.42)(b)         (.55)(b)         (.90)(b)         (.16)(b)

Net realized and unrealized
   gain (loss) on investments                                      (7.25)          (44.10)            35.83            4.04

Total from Investment Operations                                   (7.67)          (44.65)            34.93            3.88

Distributions:

Dividends from net realized gain
   on investments                                                      --              --              (.25)             --

Net asset value, end of period                                      14.49           22.16             66.81            32.13
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                               (34.61)          (66.83)           109.06            13.73(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                            2.43            2.04               1.93             .81(d)

Ratio of interest expense
   to average net assets                                               --             .00(e)            --                 --

Ratio of investment (loss)
   to average net assets                                           (2.00)           (1.48)           (1.57)           (.61)(d)

Portfolio Turnover Rate                                            77.42           100.86           112.24            78.93
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                             198,340          375,112       1,107,998           73,588

(A) FROM APRIL 15, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                        Year Ended August 31,
                                                                     ---------------------------------------------------------------

CLASS C SHARES                                                       2002            2001             2000          1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                22.15            66.75           32.10            28.25

Investment Operations:

Investment (loss)                                                (.41)(b)         (.54)(b)         (.90)(b)         (.16)(b)

Net realized and unrealized
   gain (loss) on investments                                      (7.25)          (44.06)            35.80            4.01

Total from Investment Operations                                   (7.66)          (44.60)            34.90            3.85

Distributions:

Dividends from net realized gain
   on investments                                                      --             --               (.25)            --

Net asset value, end of period                                      14.49           22.15             66.75            32.10
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                               (34.58)          (66.82)           109.06            13.63(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                             2.38            2.00              1.91              .82(d)

Ratio of interest expense
   to average net assets                                               --             .00(e)            --                --

Ratio of investment (loss)
   to average net assets                                           (1.95)           (1.44)           (1.55)             (.62)(d)

Portfolio Turnover Rate                                            77.42           100.86           112.24               78.93
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                              91,048         182,418          602,842              30,207

(A) FROM APRIL 15, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.


SEE NOTES TO FINANCIAL STATEMENTS.




                                                                                          Year Ended August 31,
                                                                     --------------------------------------------------------------

CLASS R SHARES                                                       2002            2001             2000          1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                22.72           67.69            32.22            28.25

Investment Operations:

Investment (loss)                                                (.16)(b)         (.14)(b)         (.30)(b)         (.07)(b)

Net realized and unrealized
   gain (loss) on investments                                      (7.51)          (44.83)            36.02            4.04

Total from Investment Operations                                   (7.67)          (44.97)            35.72            3.97

Distributions:

Dividends from net realized gain
   on investments                                                      --              --              (.25)             --

Net asset value, end of period                                      15.05           22.72             67.69            32.22
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  (33.76)          (66.44)           111.21            14.05(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                            1.15              .86               .86             .44(c)

Ratio of interest expense
   to average net assets                                               --             .00(d)             --                --

Ratio of investment (loss)
   to average net assets                                            (.73)            (.34)             (.48)           (.24)(c)

Portfolio Turnover Rate                                            77.42           100.86            112.24            78.93
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                               8,318           9,872            85,803            1,257

(A) FROM APRIL 15, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          Year Ended August 31,
                                                                     ---------------------------------------------------------------

CLASS T SHARES                                                       2002            2001             2000          1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                22.38           67.26            32.21            32.21

Investment Operations:

Investment (loss)                                                (.34)(b)         (.39)(b)         (.66)(b)               --

Net realized and unrealized
   gain (loss) on investments                                      (7.34)          (44.49)            35.96               --

Total from Investment Operations                                   (7.68)          (44.88)            35.30               --

Distributions:

Dividends from net realized gain
   on investments                                                      --               --             (.25)              --

Net asset value, end of period                                      14.70           22.38             67.26            32.21
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (34.32)(c)       (66.72)(c)        109.93(c)               --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                             1.99            1.59              1.48               --

Ratio of interest expense
   to average net assets                                               --             .00(d)             --               --

Ratio of investment (loss)
   to average net assets                                           (1.56)           (1.04)           (1.11)               --

Portfolio Turnover Rate                                             77.42          100.86           112.24            78.93
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                               3,364           6,583           19,049                1

(A) THE FUND COMMENCED OFFERING CLASS T SHARES ON AUGUST 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) AMOUNT REPRESENTS LESS THAN .01%.


SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Technology Growth Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 500 million shares of $.001 par value Capital Stock. The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert Class A shares after six years, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.


(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $5,914 during the period ended August 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Such income earned is included in interest income. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the The Fun

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2002, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $814,277,169 and unrealized depreciation $286,533,492. In addition, the fund had $329,018,059 of capital losses realized after October 31, 2001, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2002. If not applied, $7,796,356 of the carryover expires in fiscal 2008, $47,022,027 expires in fiscal 2009 and $759,458,786 expires in fiscal 2010.

During the period ended August 31, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $15,694,083, increased net realized gain (loss) on investments by $84,091 and decreased paid-in capital by $15,778,174. Net assets were not affected by this reclassification.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $5 million for leverage purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2002, the fund did not borrow under either line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.


During the period ended August 31, 2002, the Distributor retained $120,953 and $8,084 from commissions earned on sales of the fund's Class A and Class T shares, respectively, and $1,715,690 and $35,557 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2002, Class B, Class C and Class T shares were charged $2,473,663, $1,168,650 and $14,034, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2002, Class A, Class B, Class C and Class T shares were charged $1,308,253, $824,554, $389,550 and $14,035, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2002, the fund was charged $2,091,022 pursuant to the transfer agency agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2002, the fund was charged $386,626 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the Fund "Group"). Each board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(E) During the period ended August 31, 2002, the fund incurred total brokerage commissions of $2,642,216, of which $31,500 was paid to Dreyfus Brokerage Services. Dreyfus Brokerage Services was a wholly-owned subsidiary of Mellon Financial Corporation until January 31, 2002.

NOTE 4--Securities Transactions:

The following  summarizes  the  aggregate  amount of purchases and sales of
investment   securities  and  securities   sold  short,   excluding   short-term
securities, during the period ended August 31, 2002:

                                      Purchases ($)                  Sales ($)
--------------------------------------------------------------------------------

Long transactions                       686,059,183               849,532,665

Short sale transactions                  26,533,262                24,965,417

     TOTAL                              712,592,445               874,498,082

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each contract. At August 31, 2002, there were no forward currency exchange contracts outstanding.

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. At August 31, 2002, there were no securities sold short outstanding.

At August 31, 2002, the cost of investments for federal tax purposes was $900,470,218; accordingly, accumulated net unrealized depreciation on investments was $286,533,678, consisting of $7,345,475 gross unrealized appreciation and $293,879,153 gross unrealized depreciation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Premier Technology Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Technology Growth Fund (one of the series comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2002, and the related statement of operations for the year ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Technology Growth Fund at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 11, 2002



BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                                --------------

David P. Feldman (62)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director & Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 Funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 54

                              --------------

Ehud Houminer (61)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Professor and Executive-in-Residence at the Columbia Business School, Columbia University.

* Principal of Lear, Yavitz and Associates, a management consulting firm

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor, Director

* Super Sol Limited, an Israeli supermarket chain, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 21

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Gloria Messinger (72)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc., Consultant in Intellectual Property

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Yale Law School Fund, Director

* Theater for a New Audience, Inc., Director

* Brooklyn Philharmonic, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

John Szarkowski (76)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Consultant in Photography

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Photography Department at The Museum of Modern Art, Director Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

Anne Wexler (72)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 Funds), Director

* Comcast Corporation, a telecommunications company, Director

* Methanex Corporation, a methanol production company, Director

* Member of the Council of Foreign Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

                                                             The Fund

                  For More Information

                        Dreyfus Premier
                        Technology Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  255AR0802






      Dreyfus
      Premier Future Leaders
      Fund

      ANNUAL REPORT August 31, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            21   Notes to Financial Statements

                            26   Report of Independent Auditors

                            27   Board Members Information

                            29   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                            Future Leaders Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier Future Leaders Fund, covering the 12-month period from September 1, 2001 through August 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Paul Kandel and Hilary Woods.

Stock markets in the United States and around the world confronted a number of formidable challenges during the reporting period. In addition to lackluster corporate earnings and the war on terrorism, investors have recently contended with questions regarding the accuracy of companies' financial statements. These and other influences drove most major domestic stock market indices lower, including those that measure large-, mid- and small-cap stock performance.

Despite widespread pessimism among investors, we are generally optimistic about the future. The economy has begun to recover, showing signs of growth that have already begun to have a positive effect on corporate earnings. Recent market declines may have created attractive values in some stocks. At the same time, we believe that the recent accounting scandals will likely lead to higher standards and stronger oversight of corporate behavior, which should give investors greater confidence.

One key to success during turbulent times such as these is an investment horizon that is measured in years, not weeks or months. Remember, over the long term stocks have historically produced higher returns than other types of investments. For investors with a long-term perspective, we believe that stocks should continue to provide considerable potential for growth.

If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective, long-term view of the financial markets.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 16, 2002




DISCUSSION OF FUND PERFORMANCE

Paul Kandel and Hilary Woods, Portfolio Managers

How did Dreyfus Premier Future Leaders Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2002, the fund produced a total return of -15.02% for Class A shares, -15.63% for Class B shares, -15.62% for Class C shares, -14.70% for Class R shares and -15.31% for Class T shares.(1) This compares with the performance of the fund's benchmark, the Russell 2000 Index (the "Index"), which produced a total return of -15.44% for the same period.(2)

The fund's performance was largely impacted by an unfavorable environment for most stocks, including those of the kinds of innovative, small-cap companies on which the fund focuses.

What is the fund's investment approach?

The fund seeks capital growth by investing in companies we believe are future leaders: small companies characterized by new innovative products, services or processes having the potential to enhance earnings or revenue growth. The fund primarily invests in companies with market capitalizations of less than $2 billion at the time of purchase. However, since the fund may continue to hold its securities as their market capitalizations grow, a substantial portion of the fund's holdings can have market capitalizations in excess of $2 billion at any given time.

When choosing stocks, the fund uses a blended approach, investing in a combination of growth and value stocks. Using fundamental research and direct management contact, we seek stocks with strong positions in major product lines, sustained achievement records and strong financial condition. We also seek special situations, such as corporate restructurings or management changes, that could increase the stock price.

What other factors influenced the fund's performance?

In late 2001, the stock market appeared to be on the road to recovery, rebounding from a bruising recession in mid-2001 and from the shock

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

of the terrorist attacks on September 11, 2001. However, a wave of accounting scandals and bankruptcies, beginning with the Enron debacle in December 2001, severely eroded investor confidence. Questions regarding the economic impact of the war on terrorism intensified these concerns. The surprisingly slow pace of economic growth in mid-2002 further undermined equity markets, as companies in a wide range of industry sectors reported disappointing earnings while warning of
continuing    weakness.

These forces drove stock prices steadily lower during the second half of the reporting period. The technology sector was hit particularly hard, afflicted by excess inventory problems and weak levels of corporate capital spending. Although a few of the fund's technology holdings performed reasonably well, others such as PC component maker Oak Technologies and process outsourcing provider Plexus declined sharply. The fund's returns also suffered as a result of our underweighted position in the financial services sector, the Index's best-performing area. Among the fund's financial stocks, a few lost ground due to company-specific problems. For example, Annuity and Life Re, one of the fund's larger holdings at the time, was hit with two protracted, adverse contracts.

On the positive side, the fund realized above-average returns in several industry sectors. In the materials and processing sector, performance benefited from solid individual stock selection among packaging companies such as Crown Cork & Seal, and gold producers such as Agnico-Eagle Mines. In the health care area, the fund avoided weak-performing biotechnology stocks, focusing instead on stocks in health care services and suppliers such as United Surgical Partners International and STERIS. Finally, in the utilities sector, the fund successfully steered clear of investments in the telecommunications and wireless areas, which suffered from problems of overcapacity and weak capital spending.


What is the fund's current strategy?

As of the end of the reporting period, the fund was relatively underweighted in financial services and consumer stocks versus its benchmark. This asset allocation decision reflects our view that credit quality has deteriorated and the economy has not recovered as expected. On the other hand, the fund held relatively overweighted positions in energy, where stock prices in well-positioned companies had declined to attractive levels, and in health care services, where steady performers remain attractively valued. We continue to focus our attention and the fund's assets on what we believe are sound companies with strong competitive positions and the potential to emerge as tomorrow's leaders.

September 16, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     Part of the fund's recent performance is attributable to its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance.

(2)  SOURCE:  LIPPER INC. --  REFLECTS  REINVESTMENT  OF  DIVIDENDS  AND,  WHERE
     APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Future Leaders Fund Class A shares, Class B shares, Class C shares, Class R shares and Class T shares and the Russell 2000 Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES OF DREYFUS PREMIER FUTURE LEADERS FUND ON 6/30/00 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE RUSSELL 2000 INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGES ON CLASS A AND CLASS T SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF 3,000 OF THE LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 8/31/02


                                                                         Inception                          From
                                                                           Date            1 Year        Inception
----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                         6/30/00          (19.88)%        (2.86)%
WITHOUT SALES CHARGE                                                      6/30/00          (15.02)%        (0.18)%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                                   6/30/00          (19.01)%        (2.31)%
WITHOUT REDEMPTION                                                        6/30/00          (15.63)%        (0.93)%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                                6/30/00          (16.47)%        (0.89)%
WITHOUT REDEMPTION                                                        6/30/00          (15.62)%        (0.89)%

CLASS R SHARES                                                            6/30/00          (14.70)%         0.11%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                                       6/30/00          (19.13)%        (2.50)%
WITHOUT SALES CHARGE                                                      6/30/00          (15.31)%        (0.41)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(+)      THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
         AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM  CONTINGENT  DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
         FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.


                                                             The Fund




STATEMENT OF INVESTMENTS

August 31, 2002

COMMON STOCKS--94.5%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--1.7%

Performance Food Group                                                                           75,000  (a)           2,598,750

CONSUMER DURABLES--1.6%

Callaway Golf                                                                                   165,000                2,446,950

CONSUMER NON-DURABLES--1.8%

Chiquita Brands International                                                                   170,000  (a)           2,779,500

CONSUMER SERVICES--10.4%

Career Education                                                                                 56,500  (a)           2,519,335

Education Management                                                                             63,000  (a)           2,602,530

Emmis Communications, Cl. A                                                                      95,000  (a)           1,482,000

Entercom Communications                                                                          45,000  (a)           1,971,000

Hot Topic                                                                                       105,000  (a)           1,827,000

Joy Global                                                                                      178,500  (a)           2,316,930

Station Casinos                                                                                 150,000  (a)           1,852,500

THQ                                                                                              77,500  (a)           1,790,250

                                                                                                                      16,361,545

ELECTRONIC TECHNOLOGY--7.8%

Advanced Fibre Communications                                                                   150,000  (a)           2,646,000

Aviall                                                                                          200,000  (a)           2,290,000

Emulex                                                                                           83,000  (a)           1,401,040

Exar                                                                                            120,000  (a)           1,785,600

Plexus                                                                                          128,000  (a)           1,871,360

SanDisk                                                                                         140,000  (a)           2,269,400

                                                                                                                      12,263,400

ENERGY MINERALS--3.9%

Cabot Oil & Gas                                                                                  85,000                1,891,250

Premcor                                                                                          98,000                1,874,740

XTO Energy                                                                                      120,000                2,430,000

                                                                                                                       6,195,990

FINANCE--18.9%

Arch Capital Group                                                                               95,000  (a)           2,660,950

Bank United (CPR)                                                                                 2,500  (a)                 150

Brown & Brown                                                                                    92,000                2,691,000

Chittenden                                                                                       95,000                2,945,000

Commerce Bancorp                                                                                 50,000                2,370,500


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Cullen/Frost Bankers                                                                             65,000                2,431,000

First Midwest Bancorp                                                                            85,000                2,439,500

Horace Mann Educators                                                                           115,000                1,843,450

Max Re Capital                                                                                  170,000                2,085,730

Protective Life                                                                                  85,000                2,792,250

Texas Regional Bancshares, Cl. A                                                                 82,500                2,846,250

Westamerica Bancorporation                                                                       60,000                2,503,200

Whitney Holding                                                                                  65,000                2,153,450

                                                                                                                      29,762,430

HEALTH SERVICES--3.9%

Humana                                                                                          140,000  (a)           1,862,000

PSS World Medical                                                                               250,000  (a)           1,785,000

Renal Care Group                                                                                 75,500  (a)           2,478,665

                                                                                                                       6,125,665

HEALTH TECHNOLOGY--7.4%

Axcan Pharma                                                                                    182,500  (a)           2,012,975

Protein Design Labs                                                                             195,000  (a)           2,020,395

SICOR                                                                                           146,000  (a)           2,372,500

STERIS                                                                                          120,000  (a)           2,738,400

United Surgical Partners International                                                           84,000  (a)           2,425,080

                                                                                                                      11,569,350

INDUSTRIAL SERVICES--3.6%

Grant Prideco                                                                                   182,000  (a)           1,785,420

Hanover Compressor                                                                              165,000  (a)           1,864,500

Rowan Cos.                                                                                      100,000                2,058,000

                                                                                                                       5,707,920

NON-ENERGY MINERALS--1.6%

Agnico-Eagle Mines                                                                              167,500                2,492,400

PROCESS INDUSTRIES--6.7%

Crown Cork & Seal                                                                               600,000  (a)           3,492,000

Georgia Gulf                                                                                    114,500                2,919,750

IMC Global                                                                                      160,000                2,118,400

Pope & Talbot                                                                                   150,000                1,992,000

                                                                                                                      10,522,150

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER MANUFACTURING--4.4%

MagneTek                                                                                        192,500  (a)             814,275

Pentair                                                                                          55,000                2,389,200

Power-One                                                                                       250,000  (a)           1,057,500

Roper Industries                                                                                 75,000                2,606,250

                                                                                                                       6,867,225

RETAIL TRADE--4.6%

Chico's FAS                                                                                     155,000  (a)           2,718,700

J. Jill Group                                                                                   100,000  (a)           2,505,000

99 Cents Only Stores                                                                             85,000  (a)           2,052,750

                                                                                                                       7,276,450

TECHNOLOGY SERVICES--9.8%

Global Payments                                                                                 100,000                2,786,000

Integrated Circuit Systems                                                                      125,000  (a)           2,228,750

J.D. Edwards & Co.                                                                              185,000  (a)           2,414,250

NDCHealth                                                                                       107,500                2,195,150

NetIQ                                                                                           102,500  (a)           1,988,500

PMC-Sierra                                                                                      198,500  (a)           1,389,500

PacifiCare Health Systems                                                                       104,500  (a)           2,402,455

                                                                                                                      15,404,605

TRANSPORTATION--2.2%

Frontline                                                                                       240,000                1,507,200

Heartland Express                                                                               110,000  (a)           2,024,000

                                                                                                                       3,531,200

UTILITIES--4.2%

Black Hills                                                                                      35,000                  953,750

Kinder Morgan Energy Partners                                                                    66,104                2,152,346

Vectren                                                                                          52,500                1,233,750

Western Gas Resources                                                                            65,500                2,221,760

                                                                                                                       6,561,606

TOTAL COMMON STOCKS

   (cost $155,696,264)                                                                                               148,467,136


                                                                                              Principal
SHORT-TERM INVESTMENTS--2.6%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.62%, 9/5/2002                                                                            1,348,000                1,347,865

   1.61%, 9/12/2002                                                                           1,073,000                1,072,550

   1.65%, 9/26/2002                                                                           1,630,000                1,628,256

TOTAL SHORT-TERM INVESTMENTS

   (cost $4,048,366)                                                                                                   4,048,671
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $159,744,630)                                                              97.1%             152,515,807

CASH AND RECEIVABLES (NET)                                                                          2.9%               4,597,286

NET ASSETS                                                                                        100.0%             157,113,093

(A) NON-INCOME PRODUCING.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           159,744,630   152,515,807

Cash                                                                  4,219,243

Receivable for investment securities sold                               612,044

Receivable for shares of Common Stock subscribed                        220,230

Dividends receivable                                                     48,363

Prepaid expenses                                                         35,479

                                                                    157,651,166
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           173,004

Payable for shares of Common Stock redeemed                             293,934

Accrued expenses                                                         71,135

                                                                        538,073
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      157,113,093
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     190,156,387

Accumulated net realized gain (loss) on investments                 (25,814,471)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                     (7,228,823)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      157,113,093

NET ASSET VALUE PER SHARE



                                        Class A              Class B              Class C              Class R         Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                       38,350,283            27,898,281          12,917,571            77,505,914         441,044

Shares Outstanding                    3,080,783             2,278,113           1,053,888             6,183,866          35,602
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          12.45                12.25                12.26                12.53           12.39



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended August 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $495 foreign taxes withheld at source)          879,403

Interest                                                               143,005

TOTAL INCOME                                                         1,022,408

EXPENSES:

Management fee--Note 3(a)                                            1,198,727

Shareholder servicing costs--Note 3(c)                                 320,519

Distribution fees--Note 3(b)                                           277,073

Registration fees                                                       72,576

Professional fees                                                       35,326

Prospectus and shareholders' reports                                    30,703

Custodian fees--Note 3(c)                                               19,003

Directors' fees and expenses--Note 3(d)                                  3,287

Loan commitment fees--Note 2                                               953

Interest expense--Note 2                                                   442

Miscellaneous                                                            6,179

TOTAL EXPENSES                                                       1,964,788

INVESTMENT (LOSS)                                                     (942,380)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (21,674,448)

Net unrealized appreciation (depreciation) on investments          (10,010,585)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (31,685,033)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (32,627,413)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended August 31,
                                             -----------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                (942,380)            (191,542)

Net realized gain (loss) on investments       (21,674,448)          (4,024,375)

Net unrealized appreciation
   (depreciation) on investments              (10,010,585)           2,154,343

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (32,627,413)          (2,061,574)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 44,265,486           17,495,692

Class B shares                                 22,083,435           17,289,109

Class C shares                                 13,333,274            4,129,758

Class R shares                                 64,805,225           47,256,606

Class T shares                                    299,524              224,368

Cost of shares redeemed:

Class A shares                                (15,109,305)          (1,956,507)

Class B shares                                 (5,186,540)          (1,053,789)

Class C shares                                 (2,163,999)            (580,806)

Class R shares                                (16,606,230)          (1,136,100)

Class T shares                                    (58,464)            (371,750)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            105,662,406           81,296,581

TOTAL INCREASE (DECREASE) IN NET ASSETS        73,034,993           79,235,007
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            84,078,100            4,843,093

END OF PERIOD                                 157,113,093           84,078,100


                                                     Year Ended August 31,
                                             -----------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                     2,985,355            1,186,352

Shares redeemed                                (1,022,932)            (129,233)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,962,423            1,057,119
--------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                     1,507,712            1,160,507

Shares redeemed                                  (376,445)             (73,231)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,131,267            1,087,276
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       913,847              276,564

Shares redeemed                                  (159,512)             (41,437)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     754,335              235,127
--------------------------------------------------------------------------------

CLASS R

Shares sold                                     4,214,588            3,116,126

Shares redeemed                                (1,189,329)             (78,621)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   3,025,259            3,037,505
--------------------------------------------------------------------------------

CLASS T

Shares sold                                        20,165               14,682

Shares redeemed                                    (4,341)             (26,904)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      15,824              (12,222)

(A) DURING THE PERIOD ENDED AUGUST 31, 2002, 3,986 CLASS B SHARES REPRESENTING $51,348 WERE AUTOMATICALLY CONVERTED TO 3,924 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                          Year Ended August 31,
                                                                                   -------------------------------------------------

CLASS A SHARES                                                                         2002        2001         2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  14.65       14.32        12.50

Investment Operations:

Investment (loss)                                                                      (.10)(b)    (.01)(b)     (.00)(b,c)
Net realized and unrealized
   gain (loss) on investments                                                         (2.10)        .34         1.82

Total from Investment Operations                                                      (2.20)        .33         1.82

Net asset value, end of period                                                        12.45       14.65        14.32
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (D)                                                                 (15.02)       2.30        14.56(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.43        1.63          .30(e)

Ratio of investment (loss)
   to average net assets                                                               (.66)       (.70)        (.03)(e)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                                               --         .20         1.12(e)

Portfolio Turnover Rate                                                              100.38      247.87        47.50(e)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                38,350      16,379          877

(A) FROM JUNE 30, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.




                                                                                           Year Ended August 31,
                                                                                     -----------------------------------------------

CLASS B SHARES                                                                         2002         2001        2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  14.52        14.30       12.50

Investment Operations:

Investment (loss)                                                                      (.21)(b)     (.02)(b)    (.02)(b

Net realized and unrealized
   gain (loss) on investments                                                         (2.06)         .24        1.82

Total from Investment Operations                                                      (2.27)         .22        1.80

Net asset value, end of period                                                        12.25        14.52       14.30
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                                 (15.63)        1.54       14.40(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                2.19         2.37         .43(d)

Ratio of investment (loss)
   to average net assets                                                              (1.43)       (1.41)       (.16)(d)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                                               --          .21        1.13(d)

Portfolio Turnover Rate                                                              100.38       247.87       47.50(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                27,898       16,648         852

(A) FROM JUNE 30, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                             Year Ended August 31,
                                                                                     -----------------------------------------------

CLASS C SHARES                                                                         2002         2001         2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  14.53        14.30        12.50

Investment Operations:

Investment (loss)                                                                      (.21)(b)     (.02)(b)     (.02)(b)

Net realized and unrealized
   gain (loss) on investments                                                         (2.06)         .25         1.82

Total from Investment Operations                                                      (2.27)         .23         1.80

Net asset value, end of period                                                        12.26        14.53        14.30
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                                 (15.62)        1.61        14.40(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                2.19         2.37          .43(d)

Ratio of investment (loss)
   to average net assets                                                              (1.43)       (1.41)        (.16)(d)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                                               --          .32         1.21(d)

Portfolio Turnover Rate                                                              100.38       247.87        47.50(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                12,918        4,353          922

(A) FROM JUNE 30, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.




                                                                                            Year Ended August 31,
                                                                                     -----------------------------------------------

CLASS R SHARES                                                                         2002          2001        2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  14.69         14.32       12.50

Investment Operations:

Investment income (loss)--net                                                          (.05)(b)      (.00)(b,c)   .00(b,c)

Net realized and unrealized
   gain (loss) on investments                                                         (2.11)          .37        1.82

Total from Investment Operations                                                      (2.16)          .37        1.82

Net asset value, end of period                                                        12.53         14.69       14.32
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                     (14.70)         2.58       14.56(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.10          1.26         .26(d)

Ratio of net investment income (loss)
   to average net assets                                                               (.32)         (.21)        .02(d)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                                               --           .10         .62(d)

Portfolio Turnover Rate                                                              100.38        247.87       47.50(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                77,506        46,409       1,734

(A) FROM JUNE 30, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                             Year Ended August 31,
                                                                                     -----------------------------------------------

CLASS T SHARES                                                                         2002          2001        2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  14.63         14.32        12.50

Investment Operations:

Investment (loss)                                                                      (.15)(b)      (.01)(b)     (.01)(b)

Net realized and unrealized
   gain (loss) on investments                                                         (2.09)          .32         1.83

Total from Investment Operations                                                      (2.24)          .31         1.82

Net asset value, end of period                                                        12.39         14.63        14.32
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                                 (15.31)         2.16        14.56(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.79          1.86          .35(d)

Ratio of investment (loss)
   to average net assets                                                              (1.02)         (.90)        (.05)(d)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                                               --           .67         1.12(d)

Portfolio Turnover Rate                                                              100.38        247.87        47.50(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                   441           289          458

(A) FROM JUNE 30, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Future Leaders Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund. The fund's investment objective is capital growth. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of August 31, 2002, MBC Investment Corp., an indirect subsidiary of Mellon Financial Corporation, held 5,096 shares of Class T.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $2,006 during the period ended August 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.


(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2002, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $9,518,989 and unrealized depreciation $7,813,434. In addition, the fund had $15,710,871 of capital losses realized after October 31, 2001, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2002. If not applied, $162,004 of the carryover expires in fiscal 2009 and $9,356,985 expires in fiscal 2010.

During the period ended August 31, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $942,380 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended August 31, 2002 was approximately $20,300, with a related weighted average annualized interest rate of 2.18%.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .90 of 1% of the value of the fund's average daily net assets and is payable monthly.

During the period ended August 31, 2002, the Distributor retained $67,822 and $242 from commissions earned on sales of the fund's Class A and T shares, respectively, and $93,125 and $6,913 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2002, Class B, Class C and Class T shares were charged $198,947, $77,099 and $1,027, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2002, Class A, Class B, Class C and Class T shares were charged $74,459, $66,316, $25,699 and $1,027, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2002, the fund was charged $66,822 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2002, the fund was charged $19,003 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2002, amounted to $233,435,094 and $125,812,793, respectively.

At August 31, 2002, the cost of investments for federal income tax purposes was $160,329,241; accordingly, accumulated net unrealized depreciation on investments was $7,813,434, consisting of $10,718,965 gross unrealized appreciation and $18,532,399 gross unrealized depreciation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Premier Future Leaders Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Future Leaders Fund (one of the series comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Future Leaders Fund at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 11, 2002



BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (58)

CHAIRMAN OF THE BOARD (1999)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

DAVID P. FELDMAN (62)

BOARD MEMBER (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director & Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 Funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 54

                              --------------

EHUD HOUMINER (61)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Professor and Executive-in-Residence at the Columbia Business School, Columbia University.

* Principal of Lear, Yavitz and Associates, a management consulting firm

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor, Director

* Super Sol Limited, an Israeli supermarket chain, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 21

                              --------------

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

GLORIA MESSINGER (72)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc., Consultant in Intellectual Property

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Yale Law School Fund, Director

* Theater for a New Audience, Inc., Director

* Brooklyn Philharmonic, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

JOHN SZARKOWSKI (76)

BOARD MEMBER (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Consultant in Photography

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Photography Department at The Museum of Modern Art, Director Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

ANNE WEXLER (72)

BOARD MEMBER (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 Funds), Director

* Comcast Corporation, a telecommunications company, Director

* Methanex Corporation, a methanol production company, Director

* Member of the Council of Foreign Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

                                                             The Fund

                  For More Information

                        Dreyfus Premier
                        Future Leaders Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  522AR0802






      Dreyfus
      Premier Strategic
      Value Fund

      ANNUAL REPORT August 31, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            17   Financial Highlights

                            22   Notes to Financial Statements

                            28   Report of Independent Auditors

                            29   Important Tax Information

                            30   Board Members Information

                            32   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                              Premier Strategic
                                                                     Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier Strategic Value Fund, covering the 12-month period from September 1, 2001 through August 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Quinn Stills.

Stock markets in the United States and around the world confronted a number of formidable challenges during the reporting period. In addition to lackluster corporate earnings and the war on terrorism, investors have recently contended with questions regarding the accuracy of companies' financial statements. These and other influences drove most major domestic stock market indices lower, including those that measure large-, mid- and small-cap stock performance.

Despite widespread pessimism among investors, we are generally optimistic about the future. The economy has begun to recover, showing signs of growth that have already begun to have a positive effect on corporate earnings. Recent market declines may have created attractive values in some stocks. At the same time, we believe that the recent accounting scandals will likely lead to higher standards and stronger oversight of corporate behavior, which should give investors greater confidence.

One key to success during turbulent times such as these is an investment horizon that is measured in years, not weeks or months. Remember, over the long term stocks have historically produced higher returns than other types of investments. For investors with a long-term perspective, we believe that stocks should continue to provide considerable potential for growth.

If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective, long-term view of the financial markets.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 16, 2002




DISCUSSION OF FUND PERFORMANCE

Quinn Stills, Portfolio Manager

How did Dreyfus Premier Strategic Value Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2002, the fund produced a total return of -21.25% for Class A shares, -21.79% for Class B shares, -21.73% for Class C shares, -21.52% for Class R shares and -21.86% for Class T shares.(1) The fund's benchmark, the Russell 1000 Value Index, produced a total return of -13.13% for the same period.(2)

The fund's disappointing returns were largely the result of our research-driven stock selection strategy. We had positioned the fund for a meaningful economic recovery, emphasizing technology and telecommunications stocks that we expected to benefit from stronger customer demand. However, customer demand remained low in a weak economic recovery, and the fund's above-average exposure to technology and telecommunications stocks caused its performance to lag that of its benchmark. We believe the fund' s performance will improve when the economic recovery gains momentum and investors view these sectors in a more positive light.

What is the fund's investment approach?

The fund seeks capital appreciation. To pursue this goal, we invest in the stocks of value companies of any size. These investments may include common stocks, preferred stocks and convertible securities of both U.S. and foreign issuers.

When selecting stocks for the fund, we utilize a "bottom-up" approach, where the focus is on individual stock selection rather than attempting to forecast market trends. The fund' s investment approach is value oriented and research driven. When selecting stocks, we identify potential investments through extensive quantitative and fundamental research.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors affected the fund's performance?

The fund's performance was adversely affected by its overweighting in technology and telecommunications companies and also capital goods companies. For some time now, our bottom-up stock selection strategy has led us to a number of companies within these groups, which have been hard-hit since mid-2000 by reduced capital spending among corporate customers, excess inventories of unsold products and unused capacity on communications networks. Despite the start of an economic recovery in 2002, business fundamentals in these industries have remained weak, and stock prices continued to fall.

We believe that the fund' s technology, telecommunications and capital goods holdings remain attractively valued relative to their long-term earnings potential. Indeed, we have begun to see signs of potential improvement in business conditions. In the technology and telecommunications industries, for example, steadily rising volume of data traffic seems destined to consume remaining excess capacity on communications networks, requiring accompanying increases in companies' data storage facilities. At the same time, more data on telephone lines has increased traffic handling delays, further indicating a need for more network capacity. However, the sluggish economy has prevented corporations from increasing their capital spending. Therefore, earnings of technology and telecommunications companies have remained low, preventing their stocks from recovering to higher valuations. We believe that this situation, while painful, is temporary, and circumstances for these companies should improve as the economy gains strength. In the capital goods industry, holdings such as Corning also hindered fund performance. Corning's fiber optic business continues to be weak; however, we believe that the company's ceramics and liquid crystal display businesses have been doing well and it is our opinion that the strength of these businesses is not accurately reflected in Corning's current stock price.

The adverse effects of the fund's technology and telecommunications holdings were partially offset by good performance among other companies. Health care provider WellPoint Health Networks and alcoholic beverage producer Constellation
Brands    prospered    when    investors

flocked  to  companies   whose  products  and  services  remain  in  demand
regardless of economic conditions. Consumer electronics retailer Circuit City Stores-Circuit City Group saw its stock gain value as more Americans stayed at home and enhanced their entertainment systems. The fund also benefited from its holdings of former technology high flier 3Com, which has cut costs, reduced debt and is expected to produce positive cash flows soon.

Our company-by-company stock selection strategy has also led us away from companies in certain industry groups. For example, with interest rates near historical lows, we believe that most of the benefits of declining rates have already been realized by most financial services companies. We took profits during the reporting period on stocks of thrifts and savings-and-loans that had risen in price, but we have identified relatively few new opportunities in the financial services group. Similarly, in our opinion, high oil prices have been incorporated into the prices of most energy companies, limiting their attractiveness from a value perspective.

What is the fund's current strategy?

We have maintained our strategy of identifying investment opportunities through intensive analysis of individual companies' growth prospects and stock valuations. We have continued to believe that such opportunities exist among technology and telecommunications companies, where we believe good companies have been punished along with the bad. In the meantime, we intend to exercise the patience that we believe is required to withstand temporary downturns and prosper over full market cycles.

September 16, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

() PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000
     COMPANIES  WITH  LOWER  PRICE-TO-BOOK  RATIOS AND LOWER  FORECASTED  GROWTH
     VALUES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Strategic Value Fund Class A shares and the Russell 1000 Value Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER STRATEGIC VALUE FUND ON 9/29/95 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE RUSSELL 1000 VALUE INDEX (THE "INDEX"). PERFORMANCE FOR CLASS B, CLASS C, CLASS R AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO THE DIFFERENCES IN CHARGES AND EXPENSES. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL APPLICABLE FEES AND EXPENSES. THE INDEX USES COMPANY PRICE-TO-BOOK RATIOS AND LONG-TERM GROWTH RATES TO CALCULATE A COMPOSITE RANKING WHICH IS USED TO DETERMINE IF A STOCK IS "GROWTH" OR "VALUE." THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




Average Annual Total Returns AS OF 8/31/02


                                                                  Inception                                              From
                                                                    Date            1 Year           5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                    9/29/95        (25.78)%         (1.31)%            11.81%

WITHOUT SALES CHARGE                                                 9/29/95        (21.25)%         (0.13)%            12.76%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                              5/31/01        (24.83)%           --              (24.79)%
WITHOUT REDEMPTION                                                   5/31/01        (21.79)%           --              (22.37)%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                           5/31/01        (22.49)%           --              (22.35)%

WITHOUT REDEMPTION                                                   5/31/01        (21.73)%           --              (22.35)%

CLASS R SHARES                                                       5/31/01        (21.52)%           --              (22.20)%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                                  5/31/01        (25.37)%           --              (25.38)%

WITHOUT SALES CHARGE                                                 5/31/01        (21.86)%           --              (22.59)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+))     THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
          AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
          FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.



                                                             The Fund


STATEMENT OF INVESTMENTS

August 31, 2002

STATEMENT OF INVESTMENTS


COMMON STOCKS--97.3%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BASIC INDUSTRIES--1.8%

Air Products & Chemicals                                                                         28,300                1,327,553

Cytec Industries                                                                                 21,800  (a)             579,880

Solutia                                                                                          45,700  (b)             297,050

                                                                                                                       2,204,483

BROADCASTING & PUBLISHING--.5%

Fox Entertainment Group, Cl. A                                                                   30,000  (a)             669,900

CAPITAL GOODS--14.0%

Andrew                                                                                           34,600  (a)             345,654

Corning                                                                                       1,382,900  (a)           2,765,800

Eaton                                                                                            17,900                1,266,246

Emerson Electric                                                                                 24,100                1,175,598

Illinois Tool Works                                                                              28,300                1,939,116

NCR                                                                                              20,400  (a)             573,240

Nokia, ADR                                                                                       99,400                1,321,026

Pentair                                                                                          10,700                  464,808

Rockwell Automation                                                                              14,900                  274,458

Rockwell Collins                                                                                 14,900                  316,625

United Technologies                                                                              55,700                3,308,023

Xerox                                                                                           507,600  (a)           3,558,276

                                                                                                                      17,308,870

CONSUMER DURABLES--5.3%

Ford Motor                                                                                       54,200                  637,934

Koninklijke (Royal) Philips Electronics (New York Shares)                                       125,600                2,537,120

Maytag                                                                                          102,700                3,352,128

                                                                                                                       6,527,182

CONSUMER NON-DURABLES--6.6%

Blyth                                                                                             4,600                  136,022

Columbia Sportswear                                                                               4,200  (a)             152,124

Constellation Brands, Cl. A                                                                      92,400  (a)           2,625,084

Fortune Brands                                                                                   24,800                1,301,256

General Mills                                                                                     9,700                  408,273

J. M. Smucker                                                                                       120                    4,362

Jones Apparel Group                                                                               6,600  (a)             238,194

NIKE, Cl. B                                                                                      30,300                1,308,354

UST                                                                                              37,300                1,294,683

V. F.                                                                                            18,200                  739,102

                                                                                                                       8,207,454


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER SERVICES--5.6%

Circuit City Stores-Circuit City Group                                                           57,500                  801,550

Federated Department Stores                                                                      72,400  (a)           2,599,160

RadioShack                                                                                       88,600                1,930,594

Sabre Holdings                                                                                   23,900  (a)             643,149

Wal-Mart Stores                                                                                  16,500                  882,420

Young Broadcasting, Cl. A                                                                         7,900  (a)              72,680

                                                                                                                       6,929,553

ENERGY--6.5%

BP, ADR                                                                                          58,900                2,756,520

ChevronTexaco                                                                                     6,289                  481,926

El Paso                                                                                           4,500                   76,095

Exxon Mobil                                                                                     101,598                3,601,649

Royal Dutch Petroleum (New York Shares), ADR                                                     23,800                1,075,760

                                                                                                                       7,991,950

FINANCIAL SERVICES--22.7%

Alliance Capital Management Holding                                                             101,900                3,165,014

Allmerica Financial                                                                              40,600                  903,350

Allstate                                                                                         50,100                1,864,722

American Express                                                                                 45,300                1,633,518

Citigroup                                                                                        98,207                3,216,279

Fannie Mae                                                                                        7,000                  530,460

Goldman Sachs Group                                                                              43,000                3,323,900

Lehman Brothers Holdings                                                                         61,500                3,506,115

Marsh & McLennan Cos.                                                                            35,600                1,731,940

Merrill Lynch                                                                                    28,500                1,032,270

Morgan Stanley                                                                                   57,500                2,456,400

Old Republic International                                                                       90,300                2,898,630

Stilwell Financial                                                                              131,000                1,826,140

                                                                                                                      28,088,738

HEALTH CARE--5.5%

Laboratory Corporation of America Holdings                                                       38,800  (a)           1,220,260

Merck & Co.                                                                                      22,400                1,131,648

WellPoint Health Networks                                                                        59,600  (a)           4,432,452

                                                                                                                       6,784,360

INSURANCE--.2%

Travelers Property Casualty, Cl. A                                                                4,243                   66,700

Travelers Property Casualty, Cl. B                                                                8,717                  142,007

                                                                                                                         208,707

                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

LEISURE & TOURISM--2.1%

Mandalay Resort Group                                                                            86,000  (a)           2,588,600

TECHNOLOGY--18.3%

Agere Systems, Cl. A                                                                              6,261  (a,b)             9,955

Agere Systems, Cl. B                                                                            153,684  (a)             236,673

Apple Computer                                                                                  120,500  (a)           1,777,375

Avaya                                                                                            25,100  (a)              52,710

Axcelis Technologies                                                                             17,500  (a)             118,300

BMC Software                                                                                    198,800  (a)           2,763,320

Cisco Systems                                                                                    22,000  (a)             304,040

Compuware                                                                                       160,100  (a)             581,163

Electronics for Imaging                                                                          81,300  (a)           1,221,939

Intel                                                                                            29,200                  486,764

International Business Machines                                                                  60,900                4,590,642

JDS Uniphase                                                                                    449,500  (a)           1,209,155

KLA-Tencor                                                                                       42,400  (a)           1,393,688

KPMG Consulting                                                                                  11,200  (a)             113,680

Lucent Technologies                                                                             580,900  (a)           1,004,957

Microsoft                                                                                        12,400  (a)             608,592

Motorola                                                                                        193,500                2,322,000

Nortel Networks                                                                               1,663,900  (a)           1,747,095

Sun Microsystems                                                                                 48,100  (a)             177,489

3Com                                                                                            389,900  (a)           1,922,207

                                                                                                                      22,641,744

TELECOMMUNICATIONS--.8%

Advanced Fibre Communications                                                                     4,400  (a)              77,616

Cable & Wireless, ADR                                                                            25,400                  185,928

Sprint (FON Group)                                                                               51,400                  596,240

Sprint (PCS Group)                                                                               16,700  (a)              66,132

                                                                                                                         925,916

TRANSPORTATION--3.6%

Carnival                                                                                         61,500                1,504,905

KLM Royal Dutch Airlines (New York Shares)                                                       11,900                  136,017

Southwest Airlines                                                                              121,000                1,719,410

USFreightways                                                                                    40,100                1,082,700

                                                                                                                       4,443,032


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES--3.8%

ALLTEL                                                                                           31,200                1,312,272

AT&T Wireless Services                                                                            3,700  (a)              18,278

BT Group, ADR                                                                                    15,500                  484,530

Mirant                                                                                            3,300  (a)              12,474

Scottish Power, ADR                                                                              40,400                  919,908

Telephone and Data Systems                                                                       13,300                  794,675

Verizon Communications                                                                           36,300                1,125,300

                                                                                                                       4,667,437

TOTAL COMMON STOCKS

   (cost $153,403,258)                                                                                               120,187,926
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.8%
------------------------------------------------------------------------------------------------------------------------------------

MISCELLANEOUS;

News, ADS, Cum., $.4428

   (cost $1,671,582)                                                                             55,800                1,021,140
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--1.6%                                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S.TREASURY BILLS:

   1.63%, 9/5/2002                                                                              107,000                  106,989

   1.63%, 9/12/2002                                                                             178,000                  177,925

   1.65%, 9/26/2002                                                                             119,000                  118,873

   1.67%, 10/3/2002                                                                              93,000                  92,871

   1.66%, 10/10/2002                                                                            283,000                  282,522

   1.66%, 10/17/2002                                                                            387,000                  386,222

   1.65%, 10/24/2002                                                                            465,000                  463,926

   1.65%, 10/31/2002                                                                            176,000                  175,534

   1.59%, 11/21/2002                                                                            143,000                  142,491

TOTAL SHORT-TERM INVESTMENTS

   (cost $1,947,161)                                                                                                   1,947,353
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $157,022,001)                                                              99.7%             123,156,419

CASH AND RECEIVABLES (NET)                                                                           .3%                 387,373

NET ASSETS                                                                                        100.0%             123,543,792

(A) NON-INCOME PRODUCING.

(B)  A PORTION OF THESE  SECURITIES  ARE ON LOAN. AT AUGUST 31, 2002,  THE TOTAL
     MARKET  VALUE OF THE FUND'S  SECURITIES  ON LOAN IS  $89,195  AND THE TOTAL
     MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $111,300.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

August 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           157,022,001   123,156,419

Cash                                                                    124,052

Receivable for shares of Common Stock subscribed                        520,842

Dividends and interest receivable                                       185,232

Collateral for securities loaned--Note 1(c)                             111,300

Prepaid expenses                                                         33,043

                                                                    124,130,888
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           120,648

Payable for shares of Common Stock redeemed                             167,681

Liability for securities loaned--Note 1(c)                              111,300

Accrued expenses                                                        187,467

                                                                        587,096
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      123,543,792
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     158,472,892

Accumulated net realized gain (loss) on investments                  (1,063,518)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                    (33,865,582)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      123,543,792

NET ASSET VALUE PER SHARE



                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                      120,206,401            2,763,407              482,711               88,324                2,949

Shares Outstanding                    7,012,190              162,740               28,417                5,189               174.05
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          17.14                16.98                16.99                17.02                16.94



SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF OPERATIONS

Year Ended August 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $22,694 foreign taxes withheld at source)     1,464,495

Interest                                                                99,078

TOTAL INCOME                                                         1,563,573

EXPENSES:

Management fee--Note 3(a)                                            1,006,634

Shareholder servicing costs--Note 3(c)                                 802,434

Registration fees                                                       74,418

Professional fees                                                       37,243

Prospectus and shareholders' reports                                    32,458

Custodian fees--Note 3(c)                                               17,412

Distribution fees--Note 3(b)                                            15,956

Directors' fees and expenses--Note 3(d)                                  3,783

Loan commitment fees--Note 2                                               271

Miscellaneous                                                            5,067

TOTAL EXPENSES                                                       1,995,676

INVESTMENT (LOSS)                                                     (432,103)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (952,056)

Net unrealized appreciation (depreciation) on investments          (33,311,878)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (34,263,934)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (34,696,037)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended August 31,
                                              ----------------------------------

                                                     2002                2001(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                    (432,103)             440,433

Net realized gain (loss) on investments          (952,056)           6,797,122

Net unrealized appreciation (depreciation)
   on investments                             (33,311,878)         (15,560,036)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (34,696,037)          (8,322,481)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                   (404,208)          (1,160,972)

Class B shares                                     (2,400)                  --

Class C shares                                       (764)                  --

Class R shares                                         (3)                  --

Class T shares                                         (2)                  --

Net realized gain on investments:

Class A shares                                 (3,449,609)         (12,184,102)

Class B shares                                    (19,935)                  --

Class C shares                                     (6,797)                  --

Class R shares                                        (26)                  --

Class T shares                                        (26)                  --

TOTAL DIVIDENDS                                (3,883,770)         (13,345,074)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 65,331,610           75,613,845

Class B shares                                  3,732,573              281,099

Class C shares                                    676,190              136,646

Class R shares                                    129,042                1,000

Class T shares                                      2,665                1,000


                                                       Year Ended August 31,
                                              ----------------------------------

                                                     2002                2001(a)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($) (CONTINUED):

Dividends reinvested:

Class A shares                                  3,781,153           13,054,661

Class B shares                                     18,608                   --

Class C shares                                      2,212                   --

Class R shares                                         29                   --

Class T shares                                         28                   --

Cost of shares redeemed:

Class A shares                                (30,757,450)         (25,534,300)

Class B shares                                   (447,898)             (11,604)

Class C shares                                   (171,068)              (7,236)

Class R shares                                    (13,031)                  --

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             42,284,663           63,535,111

TOTAL INCREASE (DECREASE) IN NET ASSETS         3,704,856           41,867,556
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           119,838,936           77,971,380

END OF PERIOD                                 123,543,792          119,838,936

Undistributed investment income--net                   --              405,998

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                       Year Ended August 31,
                                               ---------------------------------

                                                     2002               2001(a)
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(B)

Shares sold                                     3,013,683            3,105,009

Shares issued for dividends reinvested            170,938              563,673

Shares redeemed                                (1,493,597)          (1,054,158)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,691,024            2,614,524
--------------------------------------------------------------------------------

CLASS B(B)

Shares sold                                       173,561               11,999

Shares issued for dividends reinvested                845                   --

Shares redeemed                                   (23,179)                (486)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     151,227               11,513
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        31,220                5,863

Shares issued for dividends reinvested                100                   --

Shares redeemed                                    (8,460)                (306)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      22,860                5,557
--------------------------------------------------------------------------------

CLASS R

Shares sold                                         5,723                   42

Shares issued for dividends reinvested                  1                   --

Shares redeemed                                      (577)                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       5,147                   42
--------------------------------------------------------------------------------

CLASS T

Shares sold                                           131                   42

Shares issued for dividends reinvested                  1                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         132                   42

(A) THE FUND CHANGED TO A FIVE CLASS FUND ON JUNE 1, 2001. THE EXISTING SHARES WERE REDESIGNATED CLASS A SHARES.

(B) DURING THE PERIOD ENDED AUGUST 31, 2002, 3,451 CLASS B SHARES REPRESENTING $73,517 WERE AUTOMATICALLY CONVERTED TO 3,398 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                    Year Ended August 31,
                                                               ---------------------------------------------------------------------

CLASS A SHARES                                                   2002          2001(a)        2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            22.45         28.81          24.52          20.45         26.40

Investment Operations:

Investment income (loss)--net                                    (.07)(b)       .11(b)         .43(b)         .05(b)        .05

Net realized and unrealized
   gain (loss)  on investments                                  (4.55)        (2.10)          6.46           5.11         (4.27)

Total from Investment Operations                                (4.62)        (1.99)          6.89           5.16         (4.22)

Distributions:

Dividends from investment income--net                            (.07)         (.38)          (.08)          (.04)         (.03)

Dividends from net realized gain
   on investments                                                (.62)        (3.99)         (2.52)         (1.05)        (1.70)

Total Distributions                                              (.69)        (4.37)         (2.60)         (1.09)        (1.73)

Net asset value, end of period                                  17.14         22.45          28.81          24.52         20.45
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (21.25)(c)     (7.38)(c)      30.88          25.41        (17.02)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         1.48          1.29           1.34           1.29          1.27

Ratio of interest expense
   and loan commitment fees
   to average net assets                                          .00(d)        .00(d)         .00(d)         .01           .01

Ratio of net investment income
   (loss) to average net assets                                  (.31)          .43           1.72            .22           .16

Portfolio Turnover Rate                                         35.71        337.44         235.16         225.12        170.46
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                                120,206       119,455         77,971         72,244        91,909

(A)  THE FUND CHANGED TO A FIVE CLASS FUND ON JUNE 1, 2001. THE EXISTING  SHARES
     WERE REDESIGNATED CLASS A SHARES.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund



FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          Year Ended August 31,
                                                   ----------------------------

CLASS B SHARES                                               2002       2001(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        22.40      24.04

Investment Operations:

Investment (loss)                                            (.17)(b)   (.02)(b)

Net realized and unrealized
   gain (loss) on investments                               (4.55)     (1.62)

Total from Investment Operations                            (4.72)     (1.64)

Distributions:

Dividends from investment income--net                        (.08)         --

Dividends from net realized gain on investments              (.62)         --

Total Distributions                                          (.70)         --

Net asset value, end of period                              16.98      22.40
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                        (21.79)     (6.82)(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      2.07        .57(d)

Ratio of investment (loss) to average net assets             (.82)      (.09)(d)

Portfolio Turnover Rate                                     35.71     337.44
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       2,763        258

(A)  FROM JUNE 1, 2001 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2001.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.



                                                          Year Ended August 31,
                                                     --------------------------

CLASS C SHARES                                            2002          2001(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        22.39      24.04

Investment Operations:

Investment (loss)                                            (.18)(b)   (.01)(b)

Net realized and unrealized
   gain (loss) on investments                               (4.53)     (1.64)

Total from Investment Operations                            (4.71)     (1.65)

Distributions:

Dividends from investment income--net                        (.07)        --

Dividends from net realized gain on investments              (.62)        --

Total Distributions                                          (.69)        --

Net asset value, end of period                              16.99      22.39
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                        (21.73)     (6.86)(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      2.08       .57(d)

Ratio of investment (loss) to average net assets             (.86)     (.06)(d)

Portfolio Turnover Rate                                     35.71    337.44
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         483       124

(A)  FROM JUNE 1, 2001 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2001.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          Year Ended August 31,
                                                     --------------------------

CLASS R SHARES                                            2002          2001(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        22.38    24.04

Investment Operations:

Investment income (loss)--net                                 .01(b)  (.04)(b)

Net realized and unrealized
   gain (loss) on investments                               (4.67)   (1.62)

Total from Investment Operations                            (4.66)   (1.66)

Distributions:

Dividends from investment income--net                        (.08)      --

Dividends from net realized gain on investments              (.62)      --

Total Distributions                                          (.70)      --

Net asset value, end of period                              17.02    22.38
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                           (21.52)   (6.91)(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      1.11      .60(c)

Ratio of net investment income (loss) to average net assets   .06     (.19)(c)

Portfolio Turnover Rate                                     35.71   337.44
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          88       1

(A)  FROM JUNE 1, 2001 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2001.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                           Year Ended August 31,
                                                   ----------------------------

CLASS T SHARES                                            2002          2001(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        22.35      24.04

Investment Operations:

Investment (loss)                                            (.14)(b)   (.07)(b)

Net realized and unrealized
   gain (loss) on investments                               (4.60)     (1.62)

Total from Investment Operations                            (4.74)     (1.69)

Distributions:

Dividends from investment income--net                        (.05)        --

Dividends from net realized gain on investments              (.62)        --

Total Distributions                                          (.67)        --

Net asset value, end of period                              16.94      22.35
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                        (21.86)     (7.07)(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      1.94       .73(d)

Ratio of investment (loss) to average net assets             (.72)     (.32)(d)

Portfolio Turnover Rate                                     35.71    337.44
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           3         1

(A)  FROM JUNE 1, 2001 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2001.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Strategic Value Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of August 31, 2002, MBC Investment Corp., an indirect subsidiary of Mellon Financial Corporation, held 43 Class T shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.


The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $1,273 during the period ended August 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Such income earned is included in interest income. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.


(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2002, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $947,202 and unrealized depreciation $33,981,898.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2002. If not applied, $947,202 of the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2002 and August 31, 2001, respectively, were as follows: ordinary income $2,287,868 and $9,764,390 and long-term capital gains $1,595,902 and $3,580,684.

During the period ended August 31, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $433,482, increased net realized gain (loss) on investments by $6,110 and decreased paid-in capital by $439,592. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2002, the fund did not borrow under the Facility.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

During the period ended August 31, 2002, the Distributor retained $14 from commissions earned on sales of the fund's Class T shares and $3,435 and $338 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2002, Class B, Class C and Class T shares were charged $13,012, $2,940 and $4, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2002, Class A, Class B, Class C and Class T shares were charged $330,029, $4,337, $980 and $4, respectively, pursuant to the Shareholder Services Plan.


The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2002, the fund was charged $65,359 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2002, the fund was charged $17,412 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2002, amounted to $85,637,230 and $45,983,316, respectively.

At August 31, 2002, the cost of investments for federal income tax purposes was $157,138,317; accordingly, accumulated net unrealized depreciation on investments was $33,981,898, consisting of $4,248,252 gross unrealized appreciation and $38,230,150 gross unrealized depreciation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Premier Strategic Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Strategic Value Fund (one of the series comprising Dreyfus Growth and Value Funds, Inc.), as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Strategic Value Fund at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 11, 2002



IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates $.2860 per share as a long-term capital gain distribution paid on November 28, 2001.

The fund also designates 33.13% of the ordinary dividends paid during the fiscal year ended August 31, 2002 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2003 of the percentage applicable to the preparation of their 2002 income tax returns.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

David P. Feldman (62)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director & Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 Funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 54

                              --------------

Ehud Houminer (61)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Professor and Executive-in-Residence at the Columbia Business School, Columbia University.

* Principal of Lear, Yavitz and Associates, a management consulting firm

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor, Director

* Super Sol Limited, an Israeli supermarket chain, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 21


Gloria Messinger (72)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc., Consultant in Intellectual Property

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Yale Law School Fund, Director

* Theater for a New Audience, Inc., Director

* Brooklyn Philharmonic, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

John Szarkowski (76)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Consultant in Photography

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Photography Department at The Museum of Modern Art, Director Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

Anne Wexler (72)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 Funds), Director

* Comcast Corporation, a telecommunications company, Director

* Methanex Corporation, a methanol production company, Director

* Member of the Council of Foreign Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.



                 For More Information

                        Dreyfus Premier
                        Strategic Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  257AR0802






      Dreyfus
      Premier Structured
      Mid Cap Fund

      ANNUAL REPORT August 31, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            22   Notes to Financial Statements

                            28   Report of Independent Auditors

                            29   Important Tax Information

                            30   Board Members Information

                            32   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                        Structured Mid Cap Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier Structured Mid Cap Fund, covering the 12-month period from September 1, 2001 through August 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Michael Dunn.

Stock markets in the United States and around the world confronted a number of formidable challenges during the reporting period. In addition to lackluster corporate earnings and the war on terrorism, investors have recently contended with questions regarding the accuracy of companies' financial statements. These and other influences drove most major domestic stock market indices lower, including those that measure large-, mid- and small-cap stock performance.

Despite widespread pessimism among investors, we are generally optimistic about the future. The economy has begun to recover, showing signs of growth that have already begun to have a positive effect on corporate earnings. Recent market declines may have created attractive values in some stocks. At the same time, we believe that the recent accounting scandals will likely lead to higher standards and stronger oversight of corporate behavior, which should give investors greater confidence.

One key to success during turbulent times such as these is an investment horizon that is measured in years, not weeks or months. Remember, over the long term stocks have historically produced higher returns than other types of investments. For investors with a long-term perspective, we believe that stocks should continue to provide considerable potential for growth.

If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective, long-term view of the financial markets.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 16, 2002




DISCUSSION OF FUND PERFORMANCE

Michael Dunn, Portfolio Manager

How did Dreyfus Premier Structured Mid Cap Fund perform relative to its benchmarks?

For the 12-month period ended August 31, 2002, the fund produced a total return of -7.47% for Class A shares, -8.15% for Class B shares, -8.20% for Class C shares, -7.29% for Class R shares and -7.67% for Class T shares.(1) In comparison, the fund's benchmarks, the Standard & Poor's MidCap 400 Index ("S&P 400 Index") and the Russell Midcap Index produced total returns of -9.24% and -11.82%, respectively, for the same period.(2)

We attribute the fund's returns to an especially difficult stock market environment during the reporting period. However, we are pleased that the fund outperformed its benchmarks, primarily because of the success of our individual stock selection strategy.

What is the fund's investment approach?

The fund seeks long-term capital growth. To pursue this goal, the fund invests primarily in a blended portfolio of growth and value stocks of midsize companies whose market values generally range between $2 billion and $10 billion at the time of purchase. However, since the fund may continue to hold a security as its market capitalization grows, a small portion of the fund's holdings may have market values in excess of $10 billion at any given time. The fund's stock investments will largely include U.S. common stocks, but on occasion may also include preferred stocks, foreign stocks and convertible securities of U.S. and foreign issuers.

When selecting stocks for the fund, we utilize a "bottom-up," structured approach that seeks to identify undervalued securities using a quantitative screening process. This process is driven by computer models that identify and rank stocks based on:

* FUNDAMENTAL MOMENTUM, such as reported and forecasted earnings for a company relative to its past, peers and the models' overall stock universe;

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

* RELATIVE VALUE, such as current and forecasted price-to-earnings ratios, yields and other price-sensitive data for a stock compared to its past, peers and the models' overall stock universe;

* FUTURE CASH FLOW, which is a stock's potential price appreciation based on historical information and analysts' forecasts of return on capital, earnings and dividends; and

* ADDITIONAL FACTORS, such as trading by company insiders or stock pricing variables and historical information.

We select what we believe to be the most attractive of the top-ranked securities for the fund. We will generally sell a stock that falls below the median ranking, and we may reinvest the proceeds in a top-ranked security in order to remain fully invested.

What other factors influenced the fund's performance?

The reporting period was a very challenging one for the U.S. stock market. Investors became increasingly concerned about mounting corporate scandals, including accounting fraud and malfeasance among corporate CEOs. In this environment, most industry groups reported negative returns for the reporting period.

However, our investment strategy is designed generally to disregard broad economic or market trends when making investment decisions. Therefore, the fund's industry exposures are very similar to those of its benchmarks. We attempt to achieve higher returns than the benchmarks through our individual stock selection strategy.

We were successful in that endeavor in the fund's four major industry groups: technology, financials, health care and consumer cyclicals. Within the technology area, the fund scored successes from its holdings in UTStarcom, a telecom equipment manufacturer, L-3 Communications, a defense electronics company, and Storage Technology, a hardware company. In the financial sector, the fund's best returns came from a regional bank, M&T Bank, the fund's largest holding, and Fidelity National Financial, a real estate insurance company. Oxford Health Plans and

Henry  Schein  helped fuel  returns  within the health  care  group,  while
homebuilder  Lennar  and  Williams-Sonoma,   a  specialty  retailer  of  kitchen
supplies, drove returns within the consumer cyclicals area.

What is the fund's current strategy?

True to our long-term investment strategy, we have maintained similar industry group exposures to the fund' s benchmarks, but we have continued to seek individual stocks within those areas that we believe are poised to produce better returns. Accordingly, when comparing the fund's 20 largest holdings to their respective industry groups within the fund's benchmarks, as of the end of the reporting period we have identified opportunities in stocks that happen to fall within the finance, consumer services and health care groups. Conversely, our stock selection strategy led us to fewer opportunities within the technology and consumer cyclicals areas. Of course, we will continue to monitor the fund's investments, and we will make changes to the portfolio when necessary

September 16, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH AUGUST 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S MIDCAP 400 INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX MEASURING THE PERFORMANCE OF THE MIDSIZE COMPANY SEGMENT OF THE U.S. MARKET. THE RUSSELL MIDCAP INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Structured Mid Cap Fund Class A shares, Class B shares, Class C shares, Class R shares and Class T shares with the Standard & Poor's MidCap 400 Index and the Russell Midcap Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES OF DREYFUS PREMIER STRUCTURED MID CAP FUND ON 6/29/01 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S MIDCAP 400 INDEX (THE "S&P 400 INDEX") AND THE RUSSELL MIDCAP INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGES ON CLASS A AND CLASS T SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE S&P 400 INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX MEASURING THE PERFORMANCE OF THE MIDSIZE COMPANY SEGMENT OF THE U.S. MARKET. THE RUSSELL MIDCAP INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE. THE FOREGOING INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 8/31/02


                                                                                   Inception                             From
                                                                                     Date            1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                                     6/29/01        (12.80)%          (15.37)%
WITHOUT SALES CHARGE                                                                  6/29/01         (7.47)%          (10.99)%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                                               6/29/01        (11.81)%          (14.69)%

WITHOUT REDEMPTION                                                                    6/29/01         (8.15)%          (11.67)%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                                            6/29/01         (9.12)%          (11.71)%
WITHOUT REDEMPTION                                                                    6/29/01         (8.20)%          (11.71)%

CLASS R SHARES                                                                        6/29/01         (7.29)%          (10.83)%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                                                   6/29/01        (11.86)%          (14.65)%
WITHOUT SALES CHARGE                                                                  6/29/01         (7.67)%          (11.22)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.


                                                             The Fund




STATEMENT OF INVESTMENTS

August 31, 2002


COMMON STOCKS--99.0%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES--7.7%

AmerisourceBergen                                                                                   200                   14,502

Cablevision Systems New York                                                                        476  (a)               4,540

Ceridian                                                                                            900  (a)              14,463

Copart                                                                                              400  (a)               5,628

Dun & Bradstreet                                                                                    600  (a)              21,174

Harte-Hanks                                                                                         900                   18,495

Henry Schein                                                                                        400  (a)              19,988

IKON Office Solutions                                                                               900                    8,325

Mediacom Communications                                                                             900  (a)               5,310

Pittston Brink's                                                                                    700                   16,870

Wallace Computer Services                                                                           500                    9,260

                                                                                                                         138,555

CONSUMER DURABLES--3.8%

Activision                                                                                          600  (a)              16,722

Bandag                                                                                              200                    6,992

D.R. Horton                                                                                         900                   18,684

Lennar                                                                                              500                   26,400

                                                                                                                          68,798

CONSUMER NON-DURABLES--7.1%

Alberto-Culver, Cl. B                                                                               200                    9,852

Coors (Adolph), Cl. B                                                                               200                   12,010

Dole Food Co.                                                                                       700                   19,040

Fortune Brands                                                                                      200                   10,494

PepsiAmericas                                                                                     1,400                   20,048

R.J. Reynolds Tobacco Holdings                                                                      300                   17,652

Smithfield Foods                                                                                    600  (a)              10,638

Tyson Foods, Cl. A                                                                                1,600                   19,872

Winn-Dixie Stores                                                                                   500                    8,075

                                                                                                                         127,681

CONSUMER SERVICES--6.4%

CBRL Group                                                                                          400                   10,272

Cumulus Media, Cl. A                                                                                800  (a)              11,168

International Speedway, Cl. A                                                                       200                    7,744

Lee Enterprises                                                                                     400                   13,660

Papa John's International                                                                           500  (a)              15,120


COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER SERVICES (CONTINUED)

Washington Post Company, Cl. B                                                                       50                   32,350

Westwood One                                                                                        700  (a)              24,451

                                                                                                                         114,765

ELECTRONIC TECHNOLOGY--7.4%

Fairchild Semiconductor, Cl. A                                                                      700  (a)               8,449

Ingram Micro, Cl. A                                                                                 700  (a)               9,555

Intersil, Cl. A                                                                                     600  (a)              10,152

L-3 Communications                                                                                  500  (a)              25,445

Microchip Technology                                                                              1,000  (a)              21,050

Plantronics                                                                                         700  (a)              12,852

SanDisk                                                                                             600  (a)               9,726

Storage Technology                                                                                1,100  (a)              15,015

Tech Data                                                                                           300  (a)               9,921

UTStarcom                                                                                           900  (a)              11,880

                                                                                                                         134,045

ENERGY MINERALS--2.1%

Amerada Hess                                                                                        100                    7,310

Forest Oil                                                                                          400  (a)              10,492

Ocean Energy                                                                                      1,000                   20,960

                                                                                                                          38,762

FINANCE--18.2%

AmeriCredit                                                                                         300  (a)               4,308

Associated Banc-Corp                                                                                400                   13,924

Bear Stearns                                                                                        200                   12,786

Compass Bancshares                                                                                  500                   16,795

Countrywide Credit                                                                                  200                   10,498

Fidelity National Financial                                                                         770                   23,061

First American                                                                                      200                    4,294

First Tennessee National                                                                            300                   11,490

Greater Bay Bancorp                                                                                 600                   15,120

GreenPoint Financial                                                                                500                   25,500

Hibernia, Cl. A                                                                                   1,100                   23,012

Hudson City Bancorp                                                                                 400                    7,408

Independence Community Bank                                                                         100                    3,107

M&T Bank                                                                                            400                   34,320

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

North Fork Bancorporation                                                                           300                   12,591

Ohio Casualty                                                                                       900  (a)              15,102

Old National Bancorp                                                                                400                   10,360

Old Republic International                                                                          500                   16,050

Protective Life                                                                                     600                   19,710

Radian Group                                                                                        600                   26,076

Roslyn Bancorp                                                                                      400                    8,908

Trustmark                                                                                           300                    7,449

Webster Financial                                                                                   200                    7,628

                                                                                                                         329,497

HEALTH TECHNOLOGY--9.6%

AdvancePCS                                                                                          600  (a)              11,616

Apria Healthcare Group                                                                              600  (a)              13,848

Barr Laboratories                                                                                   100  (a)               7,071

Cerner                                                                                              200  (a)               7,472

Edwards Lifesciences                                                                                300  (a)               7,386

Express Scripts                                                                                     200  (a)               9,600

Gilead Sciences                                                                                     800  (a)              25,664

ICN Pharmaceuticals                                                                                 500                    5,080

Mylan Laboratories                                                                                  700                   22,855

Orthodontic Centers of America                                                                      600  (a)               8,706

Quest Diagnostics                                                                                   400  (a)              22,420

SICOR                                                                                               700  (a)              11,375

STERIS                                                                                              900  (a)              20,538

                                                                                                                         173,631

INDUSTRIAL SERVICES--4.0%

Helmerich & Payne                                                                                   300                   10,938

National--Oilwell                                                                                   400  (a)               7,568

Shaw Group                                                                                          800  (a)              13,400

Smith International                                                                                 400  (a)              12,980

Tidewater                                                                                           500                   14,250

Varco International                                                                                 700  (a)              12,341

                                                                                                                          71,477

PROCESS INDUSTRIES--4.6%

Airgas                                                                                              900  (a)              13,860

Albemarle                                                                                           400                   12,332

Pactiv                                                                                              700  (a)              12,712


COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PROCESS INDUSTRIES (CONTINUED)

RPM                                                                                               1,200                   18,336

Schulman (A.)                                                                                       800                   16,896

Sealed Air                                                                                          200  (a)               3,098

Wausau-Mosinee Paper                                                                                600                    5,820

                                                                                                                          83,054

PRODUCER MANUFACTURING--6.8%

AGCO                                                                                                900  (a)              17,208

Autoliv                                                                                             600                   13,140

Carlisle Cos.                                                                                       300                   13,440

Eaton                                                                                               100                    7,074

Harsco                                                                                              300                    9,105

Lear                                                                                                300  (a)              13,980

Pentair                                                                                             400                   17,376

SPX                                                                                                 200  (a)              21,720

York International                                                                                  300                    9,570

                                                                                                                         122,613

RETAIL TRADE--7.8%

AutoNation                                                                                        1,000  (a)              13,200

Borders Group                                                                                       500  (a)               9,430

Circuit City Stores-Circuit City Group                                                              300                    4,182

Dollar Tree Stores                                                                                  400  (a)               9,844

Federated Department Stores                                                                         200  (a)               7,180

La-Z-Boy                                                                                            400                    9,900

Limited Brands                                                                                      500                    7,645

Mohawk Industries                                                                                   400  (a)              19,800

Neiman Marcus Group, Cl. A                                                                          200  (a)               5,840

Rent-A-Center                                                                                       100  (a)               5,464

Ross Stores                                                                                         300                   10,833

Saks                                                                                              1,000  (a)              10,620

Staples                                                                                             500  (a)               6,950

Williams-Sonoma                                                                                     900  (a)              20,700

                                                                                                                         141,588

TECHNOLOGY SERVICES--7.4%

Acxiom                                                                                            1,000  (a)              17,650

Affiliated Computer Services, Cl. A                                                                 600  (a)              26,700

BISYS Group                                                                                         200  (a)               5,096

Caremark Rx                                                                                         500  (a)               8,100

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY SERVICES (CONTINUED)

CheckFree                                                                                           600  (a)               7,422

Computer Sciences                                                                                   200  (a)               7,366

Health Net                                                                                          600  (a)              13,968

Network Associates                                                                                  700  (a)               9,100

Oxford Health Plans                                                                                 600  (a)              24,330

Symantec                                                                                            500  (a)              14,300

                                                                                                                         134,032

TRANSPORTATION--.9%

Airborne                                                                                            900                   11,574

JetBlue Airways                                                                                     100                    3,850

                                                                                                                          15,424

UTILITIES--5.2%

AGL Resources                                                                                       600                   13,788

Cleco                                                                                               300                    4,995

Edison International                                                                                500  (a)               5,990

IDACORP                                                                                             300                    8,058

Nicor                                                                                               300                    8,520

Northeast Utilities                                                                                 700                   12,257

ONEOK                                                                                               300                    5,802

PG&E                                                                                                500  (a)               5,675

Questar                                                                                             600                   14,964

SCANA                                                                                               500                   13,990

                                                                                                                          94,039
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,773,833)                                                               99.0%                1,787,961

CASH AND RECEIVABLES (NET)                                                                         1.0%                   18,053

NET ASSETS                                                                                       100.0%                1,806,014

(A) NON-INCOME PRODUCING.


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

August 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  1,773,833    1,787,961

Cash                                                                     10,521

Dividends receivable                                                      1,823

Prepaid expenses                                                         24,903

Due from The Dreyfus Corporation                                          6,977

                                                                      1,832,185
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                               6,281

Accrued expenses                                                         19,890

                                                                         26,171
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,806,014
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       2,059,478

Accumulated net realized gain (loss) on investments                   (267,592)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                         14,128
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,806,014


NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                          622,660              615,236              219,196              174,963              173,959

Shares Outstanding                       57,463               57,097               20,353               16,119               16,083
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          10.84                10.78                10.77                10.85                10.82


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended August 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $6 foreign taxes withheld at source)             19,734

Interest                                                                   155

TOTAL INCOME                                                            19,889

EXPENSES:

Investment advisory fee--Note 3(a)                                      14,421

Registration fees                                                       73,643

Legal fees                                                              24,492

Auditing fees                                                           17,360

Prospectus and shareholders' reports                                    14,125

Shareholder servicing costs--Note 3(c)                                   8,420

Distribution fees--Note 3(b)                                             7,112

Custodian fees--Note 3(c)                                                4,381

Directors' fees and expenses--Note 3(d)                                    174

Miscellaneous                                                            4,160

TOTAL EXPENSES                                                         168,288

Less--expense reimbursement from The Dreyfus Corporation due to
  undertaking--Note 3(a)                                             (132,805)

NET EXPENSES                                                            35,483

INVESTMENT (LOSS)                                                     (15,594)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              (235,375)

Net unrealized appreciation (depreciation) on investments               95,948

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               (139,427)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (155,021)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended August 31,
                                               ---------------------------------

                                                     2002                2001(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                (15,594)                (658)

Net realized gain (loss) on investments         (235,375)             (32,217)

Net unrealized appreciation (depreciation)
   on investments                                 95,948              (81,820)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (155,021)             (114,695)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                    (4,554)                   --

Class B shares                                    (2,087)                   --

Class C shares                                      (803)                   --

Class R shares                                    (1,520)                   --

Class T shares                                    (1,056)                   --

TOTAL DIVIDENDS                                  (10,020)                   --
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                     13,578                700,000

Class B shares                                     11,392                700,000

Class C shares                                     18,008                237,989

Class R shares                                         --                200,000

Class T shares                                         --                200,000

Dividends reinvested:

Class A shares                                      4,554                    --

Class B shares                                      2,087                    --

Class C shares                                        656                    --

Class R shares                                      1,520                    --

Class T shares                                      1,056                    --

Cost of shares redeemed:

Class B shares                                      (905)                   --

Class C shares                                    (4,185)                   --

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS                47,761              2,037,989

TOTAL INCREASE (DECREASE) IN NET ASSETS         (117,280)             1,923,294
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             1,923,294                  --

END OF PERIOD                                   1,806,014            1,923,294

Undistributed investment income--net                   --                9,978

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                       Year Ended August 31,
                                                 -------------------------------

                                                     2002               2001(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                         1,107               56,000

Shares issued for dividends reinvested                356                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       1,463               56,000
--------------------------------------------------------------------------------

CLASS B

Shares sold                                         1,019               56,000

Shares issued for dividends reinvested                164                   --

Shares redeemed                                      (86)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       1,097               56,000
--------------------------------------------------------------------------------

CLASS C

Shares sold                                         1,537               19,177

Shares issued for dividends reinvested                 51                   --

Shares redeemed                                     (412)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       1,176               19,177
--------------------------------------------------------------------------------

CLASS R

Shares sold                                            --               16,000

Shares issued for dividends reinvested                119                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         119               16,000
--------------------------------------------------------------------------------

CLASS T

Shares sold                                            --               16,000

Shares issued for dividends reinvested                 83                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING          83               16,000

(A)  FROM JUNE 29, 2001 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                          Year Ended August 31,
                                                          ----------------------

CLASS A SHARES                                               2002      2001(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        11.79    12.50

Investment Operations:

Investment income (loss)--net                                (.05)(b   .00(b,c)

Net realized and unrealized gain (loss)
   on investments                                            (.82)    (.71)

Total from Investment Operations                             (.87)    (.71)

Distributions:

Dividends from investment income--net                        (.08)      --

Net asset value, end of period                              10.84    11.79
--------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                        (7.47)    (5.68)(e)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                     1.50      .26(e)

Ratio of net investment income (loss)
   to average net assets                                    (.47)     .03(e)

Decrease reflected in above expense ratios
   due to undertaking by The Dreyfus Corporation            6.91     1.39(e)

Portfolio Turnover Rate                                    96.81    24.76(e)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                        623      660

(A) FROM JUNE 29, 2001 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          Year Ended August 31,
                                                          ----------------------

CLASS B SHARES                                               2002     2001(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        11.78     12.50

Investment Operations:

Investment (loss)                                            (.14)(b   (.01)(b)

Net realized and unrealized gain (loss)
   on investments                                            (.82)     (.71)

Total from Investment Operations                             (.96)     (.72)

Distributions:

Dividends from investment income--net                        (.04)      --

Net asset value, end of period                              10.78     11.78
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                         (8.15)    (5.76)(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      2.25       .39(d)

Ratio of investment (loss)
   to average net assets                                    (1.22)     (.11)(d)

Decrease reflected in above expense ratios
   due to undertaking by The Dreyfus Corporation             6.91      1.39(d)

Portfolio Turnover Rate                                     96.81     24.76(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         615       660

(A) FROM JUNE 29, 2001 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                          Year Ended August 31,
                                                        ----------------------

CLASS C SHARES                                               2002      2001(a)
-----------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        11.78      12.50

Investment Operations:

Investment (loss)                                            (.14)(b)   (.01)(b)

Net realized and unrealized gain (loss)
   on investments                                            (.83)      (.71)

Total from Investment Operations                             (.97)      (.72)

Distributions:

Dividends from investment income--net                        (.04)       --

Net asset value, end of period                              10.77      11.78
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                         (8.20)     (5.76)(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      2.25        .40(d)

Ratio of investment (loss)
   to average net assets                                    (1.22)      (.11)(d)

Decrease reflected in above expense ratios
   due to undertaking by The Dreyfus Corporation             6.91       1.39(d)

Portfolio Turnover Rate                                     96.81      24.76(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         219        226

(A) FROM JUNE 29, 2001 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          Year Ended August 31,
                                                         ----------------------

CLASS R SHARES                                               2002      2001(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        11.80     12.50

Investment Operations:

Investment income (loss)--net                                (.03)(b)   .01(b)

Net realized and unrealized gain (loss)
   on investments                                            (.82)     (.71)

Total from Investment Operations                             (.85)     (.70)

Distributions:

Dividends from investment income--net                        (.10)      --

Net asset value, end of period                              10.85     11.80
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                            (7.29)    (5.60)(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      1.25       .22(c)

Ratio of net investment income (loss)
   to average net assets                                     (.22)      .07(c)

Decrease reflected in above expense ratios
   due to undertaking by The Dreyfus Corporation             6.90      1.39(c)

Portfolio Turnover Rate                                     96.81     24.76(c)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         175       189

(A) FROM JUNE 29, 2001 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                           Year Ended August 31,
                                                         ----------------------

CLASS T SHARES                                               2002    2001(a)
---------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        11.79    12.50

Investment Operations:

Investment (loss)                                            (.08)(b) (.00)(b,c)

Net realized and unrealized gain (loss)
   on investments                                            (.82)    (.71)

Total from Investment Operations                             (.90)    (.71)

Distributions:

Dividends from investment income--net                        (.07)     --

Net asset value, end of period                              10.82    11.79
--------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                         (7.67)   (5.68)(e)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      1.75      .31(e)

Ratio of investment (loss)
   to average net assets                                     (.72)    (.02)(e)

Decrease reflected in above expense ratios
   due to undertaking by The Dreyfus Corporation             6.90     1.39(e)

Portfolio Turnover Rate                                     96.81    24.76(e)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         174       189

(A) FROM JUNE 29, 2001 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

     Dreyfus Premier Structured Mid Cap Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund. The fund's investment objective is long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the fund' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Franklin Portfolio Associates, LLC ("Franklin Portfolio"), an affiliate of Dreyfus, serves as the fund's sub-investment adviser. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund' s shares.

The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers five classes of shares: Class A (100 million shares authorized) , Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized) . Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of August 31, 2002, MBC Investment Corp., an indirect subsidiary of Mellon Financial Corporation, held 56,355 Class A shares, 56,163 Class B shares, 16,051 Class C shares, 16,119 Class R shares and 16,083 Class T shares of the fund.


The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $152 during the period ended August 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2002, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $62,433 and unrealized appreciation $14,128. In addition, the fund had $205,159 of capital losses realized after October 31, 2001, which were deferred for tax purposes to the first day of the following fiscal year.


The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2002. If not applied, $62,433 of the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2002 and August 31, 2001, respectively, were as follows: ordinary income $10,020 and $0.

During the period ended August 31, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $15,636 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2002, the fund did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly. Dreyfus has undertaken from September 1, 2001 through August 31, 2003 that, if the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Distribution Plan fees, Shareholder Services Plan fees and extraordinary expenses, exceed an annual rate of 1.25% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to Dreyfus under the Agreement, or Dreyfus will bear, such excess expenses. The expense reimbursement, pursuant to the undertaking, amounted to $132,805 during the period ended August 31, 2002.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Franklin Portfolio, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund's average daily net assets, computed at the following annual rates:

          AVERAGE NET ASSETS

          0 to $100 million. . . . . . . . . . . . . . . . .      .25 of 1%

          In excess of $100 million to $1 billion. . . . . .      .20 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .16 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .10 of 1%

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2002, Class B, Class C and Class T shares were charged $4,929, $1,715 and $468, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2002, Class A, Class B, Class C and Class T shares were charged $1,654, $1,643, $572 and $468, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2002, the fund was charged $90 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2002, the fund was charged $4,381 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2002, amounted to $1,888,508 and $1,818,867, respectively.

At August 31, 2002, the cost of investments for federal income tax purposes was $1,773,833; accordingly, accumulated net unrealized appreciation on investments was $14,128, consisting of $139,106 gross unrealized appreciation and $124,978 gross unrealized depreciation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Premier Structured Mid Cap Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Structured Mid Cap Fund (one of the series comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2002, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Structured Mid Cap Fund at August 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 11, 2002



IMPORTANT TAX INFORMATION (Unaudited)

The fund designates 40.39% of the ordinary dividends paid during the fiscal year ended August 31, 2002 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2003 of the percentage applicable to the preparation of their 2002 income tax returns.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

David P. Feldman (62)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director & Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 Funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 54

                              --------------

Ehud Houminer (61)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Professor and Executive-in-Residence at the Columbia Business School, Columbia University.

* Principal of Lear, Yavitz and Associates, a management consulting firm

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor, Director

* Super Sol Limited, an Israeli supermarket chain, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 21


Gloria Messinger (72)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc., Consultant in Intellectual Property

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Yale Law School Fund, Director

* Theater for a New Audience, Inc., Director

* Brooklyn Philharmonic, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

John Szarkowski (76)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Consultant in Photography

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Photography Department at The Museum of Modern Art, Director Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

Anne Wexler (72)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 Funds), Director

* Comcast Corporation, a telecommunications company, Director

* Methanex Corporation, a methanol production company, Director

* Member of the Council of Foreign Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by Dreyfus. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 56 years old, and has been an employee of Dreyfus since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 56 years old, and has been an employee of Dreyfus since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 198 portfolios) managed by Dreyfus. He is 42 years old, and has been an employee of Dreyfus since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 52 years old, and has been an employee of Dreyfus since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since April 1985.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 48 years old, and has been an employee of Dreyfus since June 1993.


                 For More Information

                        Dreyfus Premier
                        Structured Mid Cap Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Franklin Portfolio Associates, LLC
                        One Boston Place
                        Boston, MA 02108

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  936AR0802






      Dreyfus
      Premier Growth Fund


      ANNUAL REPORT August 31, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            22   Report of Independent Auditors

                            23   Board Members Information

                            25   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                                    Growth Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this report for Dreyfus Premier Growth Fund, covering the period from the fund's inception on December 31, 2001 through August 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, L. Emerson Tuttle.

Stock markets in the United States and around the world confronted a number of formidable challenges during the reporting period. In addition to lackluster corporate earnings and the war on terrorism, investors have recently contended with questions regarding the accuracy of companies' financial statements. These and other influences drove most major domestic stock market indices lower, including those that measure large-, mid- and small-cap stock performance.

Despite widespread pessimism among investors, we are generally optimistic about the future. The economy has begun to recover, showing signs of growth that have already begun to have a positive effect on corporate earnings. Recent market declines may have created attractive values in some stocks. At the same time, we believe that the recent accounting scandals will likely lead to higher standards and stronger oversight of corporate behavior, which should give investors greater confidence.

One key to success during turbulent times such as these is an investment horizon that is measured in years, not weeks or months. Remember, over the long term stocks have historically produced higher returns than other types of investments. For investors with a long-term perspective, we believe that stocks should continue to provide considerable potential for growth.

If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective, long-term view of the financial markets.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 16, 2002




DISCUSSION OF FUND PERFORMANCE

L. Emerson Tuttle, Portfolio Manager

How did Dreyfus Premier Growth Fund perform relative to its benchmark?

During the period between the fund's inception on December 31, 2001 and the end of its fiscal year on August 31, 2002, the fund produced total returns of -28.32% for Class A shares, -28.72% for Class B shares, -28.72% for Class C shares, -28.24% for Class R shares and -28.48% for Class T shares.(1) In comparison, the Russell 1000 Growth Index (the "Index"), the fund's benchmark, produced a -24.91% total return.(2)

We attribute the fund' s slow start to a poor investment environment for large-cap growth stocks. Since such stocks reached their peak in March 2000, they have generally been out of favor among investors. This has been particularly true of the technology and telecommunications groups, traditional mainstays of growth-oriented investing.

What is the fund's investment approach?

The fund seeks long-term capital growth through investments in companies that, in our view, have attractive growth characteristics and strong competitive advantages. We attempt to find such stocks through a disciplined investment process that combines "top-down" economic and industry group analyses with "bottom-up" evaluations of individual companies.

Our top-down analysis of economic trends, long-term investment themes and industry group conditions helps us determine how much to invest in each of the market sectors that comprise the Index. We assess factors such as the economic cycle, monetary policy, sector valuations and sector growth expectations. We also try to identify long-term secular investment themes that may benefit
certain    industries.

Our bottom-up stock selection process relies on the members of our research team, each of whom focuses on a specific industry group. Our analysts consider a company's competitive advantage as well as factors

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

such as revenue growth, return on capital and other historical measures of business success. They then rank each of the companies within their respective industry groups. As portfolio managers, we consider the top-ranked candidates in each sector, investing in them in proportions determined by our top-down process.

What other factors influenced the fund's performance?

The economic environment in 2002 has been a difficult one. Although the economy began to recover from the 2001 recession early in the year, the recovery has been weak and uneven. Unlike most previous recoveries, this one has seen very little job or profit growth. As a result, investors have had few reasons to invest in growth-oriented stocks.

The bear market has been particularly severe within the technology and telecommunications groups, which in the late 1990s ranked among the fastest growing segments of the U.S. economy. Since mid-2000, however, valuations of stocks in both groups have fallen sharply to reflect substantially reduced customer demand for equipment and services, especially from corporate customers. These uncertainties were intensified by the bankruptcies and related corporate scandals among a number of large-cap growth companies such as Enron, WorldCom
and    Global    Crossing.

In this environment, the fund received disappointing returns from stocks in a number of industry groups, including consumer discretionary stocks such as Home Depot, which pulled back after a period of strong gains because of rising competitive pressures. Media companies such as AOL Time Warner and Univision Communications, Cl. A ("Univision"), the Spanish-language television network, also provided lackluster results. AOL Time Warner was hurt by questions regarding past accounting practices, and we sold our position when the SEC launched an investigation into the company's finances. Univision suffered when its acquisition of a radio network led to litigation concerns. We believe that Univision's problems are temporary, and we added to our position on price weakness.

On the other hand, the fund received positive contribution to performance from traditionally defensive consumer staples companies such as Anheuser-Busch Cos. and Coca-Cola. Both benefited from their ability to produce steady, predictable earnings regardless of the economic climate.

While the technology group remained the fund' s largest single area of concentration, it was not a primary contributor to performance during the reporting period. This was a result of weakness in such stocks as International Business Machines being offset by strength in other companies such as Dell Computer.

What is the fund's current strategy?

We have generally maintained the fund's emphasis on growth-oriented stocks, because we continue to believe that they are poised to recover if and when the economy gains momentum. Indeed, we have already begun to see some bargain hunting by investors taking advantage of low prices for fundamentally sound
technology    companies.

In our opinion, the long-term view for technology stocks remains strong. Semiconductors are being built into more and more products outside of personal computers. Software advances continue to drive productivity gains among corporations. And hardware sales should grow when customer demand recovers and companies need to upgrade their systems. In the meantime, we have also continued to maintain investments in relatively defensive stocks that tend to do well during economic downturns.

September 16, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH AUGUST 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 1000 GROWTH INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Growth Fund Class A shares, Class B shares, Class C shares, Class R shares and Class T shares and the Russell 1000 Growth Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES OF DREYFUS PREMIER GROWTH FUND ON 12/31/01 (INCEPTION
DATE) TO A $10,000 INVESTMENT MADE IN THE RUSSELL 1000 GROWTH INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGES ON CLASS A AND CLASS T SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT



Actual Aggregate Total Returns AS OF 8/31/02


                                                         Inception      From
                                                           Date       Inception
--------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                        12/31/01     (32.43)%
WITHOUT SALES CHARGE                                     12/31/01     (28.32)%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                  12/31/01     (31.57)%
WITHOUT REDEMPTION                                       12/31/01     (28.72)%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))               12/31/01     (29.43)%
WITHOUT REDEMPTION                                       12/31/01     (28.72)%

CLASS R SHARES                                           12/31/01     (28.24)%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                      12/31/01     (31.70)%
WITHOUT SALES CHARGE                                     12/31/01     (28.48)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund




STATEMENT OF INVESTMENTS

August 31, 2002


COMMON STOCKS--93.9%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BASIC INDUSTRIES--1.2%

Smurfit-Stone Container                                                                           1,200  (a)              16,824

BUSINESS & PUBLIC SERVICES--2.5%

Tenet Healthcare                                                                                    737  (a)              34,764

CAPITAL GOODS--8.7%

Danaher                                                                                             275                   16,541

General Electric                                                                                  2,900                   87,435

Tyco International                                                                                1,125                   17,651

                                                                                                                         121,627

CONSUMER DURABLES--1.5%

Tiffany & Co.                                                                                       850                   21,080

CONSUMER NON-DURABLES--7.5%

Anheuser-Busch Cos.                                                                                 260                   13,822

Coca-Cola                                                                                           750                   38,250

Colgate-Palmolive                                                                                   650                   35,458

PepsiCo                                                                                             435                   17,204

                                                                                                                         104,734

CONSUMER SERVICES--10.2%

CVS                                                                                               1,200                   35,268

Starwood Hotels & Resorts Worldwide                                                                 525                   13,535

Univision Communications, Cl. A                                                                   1,475  (a)              34,368

Wal-Mart Stores                                                                                   1,100                   58,828

                                                                                                                         141,999

DATA PROCESSING & REPRODUCTION--1.1%

Automatic Data Processing                                                                           400                   15,108

ELECTRONIC COMPONENTS & INSTRUMENTS--1.0%

Gentex                                                                                              450  (a)              13,392

ENERGY--1.2%

Anadarko Petroleum                                                                                  155                    6,919

Nabors Industries                                                                                   280  (a)               9,246

                                                                                                                          16,165

FINANCIAL SERVICES--9.6%

American Express                                                                                    250                    9,015

American International Group                                                                        650                   40,820

Citigroup                                                                                           300                    9,825

Freddie Mac                                                                                         200                   12,820

Marsh & McLennan Cos.                                                                               425                   20,676


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

Morgan Stanley                                                                                      450                   19,224

Northern Trust                                                                                      500                   21,370

                                                                                                                         133,750

HEALTH CARE--21.2%

Baxter International                                                                                925                   33,568

Cardinal Health                                                                                     700                   45,388

Johnson & Johnson                                                                                 1,150                   62,456

Laboratory Corporation of America Holdings                                                        1,250  (a)              39,312

Pfizer                                                                                            2,625                   86,835

WellPoint Health Networks                                                                           370  (a)              27,517

                                                                                                                         295,076

INSURANCE--.1%

Travelers Property Casualty, Cl. A                                                                  24                       374

Travelers Property Casualty, Cl. B                                                                  49                       795

                                                                                                                           1,169

MERCHANDISING--3.3%

Home Depot                                                                                        1,375                   45,279

TECHNOLOGY--24.8%

Analog Devices                                                                                      500  (a)              12,050

Applied Materials                                                                                 1,100  (a)              14,696

BEA Systems                                                                                       2,025  (a)              12,373

Brocade Communications Systems                                                                      875  (a)              12,661

Cisco Systems                                                                                     2,600  (a)              35,932

Dell Computer                                                                                     1,600  (a)              42,592

Emulex                                                                                              400  (a)               6,752

Flextronics International                                                                         1,800  (a)              17,046

Intel                                                                                             1,950                   32,506

International Business Machines                                                                     475                   35,805

Linear Technology                                                                                   425                   11,144

Microsoft                                                                                         1,675  (a)              82,209

National Semiconductor                                                                              575  (a)               9,194

QLogic                                                                                              300  (a)              10,065

VERITAS Software                                                                                    650  (a)              10,524

                                                                                                                         345,549

TOTAL COMMON STOCKS

   (cost $1,655,209)                                                                                                   1,306,516

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
SHORT-TERM INVESTMENTS--3.8%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILL;

  1.67%, 10/3/2002

   (cost $52,921)                                                                                53,000                   52,927
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,708,130)                                                                97.7%               1,359,443

CASH AND RECEIVABLES (NET)                                                                          2.3%                  32,146

NET ASSETS                                                                                        100.0%               1,391,589

(A) NON-INCOME PRODUCING.



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

August 31, 2002

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  1,708,130    1,359,443

Cash                                                                      6,065

Receivable for investment securities sold                                 8,287

Dividends receivable                                                        738

Prepaid expenses                                                         32,348

Due from The Dreyfus Corporation and affiliates                          15,540

                                                                      1,422,421
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                               9,055

Accrued expenses                                                         21,777

                                                                         30,832
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,391,589
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       1,887,440

Accumulated net realized gain (loss) on investments                    (147,164)

Accumulated net unrealized appreciation
  (depreciation) on investments                                        (348,687)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,391,589

NET ASSET VALUE PER SHARE



                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                          891,414              267,366               89,453               71,798               71,558

Shares Outstanding                       99,494               29,992               10,034                8,000                8,000
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                           8.96                 8.91                 8.91                 8.97                 8.94


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

From December 31, 2001 (commencement of operations) to August 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                           6,176

Interest                                                                   882

TOTAL INCOME                                                             7,058

EXPENSES:

Management fee--Note 3(a)                                                7,595

Registration fees                                                       42,389

Legal fees                                                              34,517

Auditing fees                                                           16,109

Prospectus and shareholders' reports                                    13,038

Shareholder servicing costs--Note 3(c)                                   2,725

Distribution fees--Note 3(b)                                             2,157

Custodian fees--Note 3(c)                                                1,460

Directors' fees and expenses--Note 3(d)                                    168

Miscellaneous                                                            3,239

TOTAL EXPENSES                                                         123,397

Less--expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 3(a)                                       (106,193)

NET EXPENSES                                                            17,204

INVESTMENT (LOSS)                                                      (10,146)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (147,164)

Net unrealized appreciation (depreciation) on investments             (348,687)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (495,851)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (505,997)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

From December 31, 2001 (commencement of operations) to August 31, 2002

--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                                      (10,146)

Net realized gain (loss) on investments                               (147,164)

Net unrealized appreciation (depreciation) on investments             (348,687)

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                           (505,997)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                                       1,264,487

Class B shares                                                         370,295

Class C shares                                                         122,986

Class R shares                                                         100,000

Class T shares                                                         100,000

Cost of shares redeemed:

Class A shares                                                         (60,182)

INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL STOCK TRANSACTIONS                                    1,897,586

TOTAL INCREASE (DECREASE) IN NET ASSETS                              1,391,589
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                         --

END OF PERIOD                                                        1,391,589

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                                            106,031

Shares redeemed                                                         (6,537)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                           99,494
--------------------------------------------------------------------------------

CLASS B

SHARES SOLD                                                             29,992
--------------------------------------------------------------------------------

CLASS C

SHARES SOLD                                                             10,034
--------------------------------------------------------------------------------

CLASS R

SHARES SOLD                                                              8,000
--------------------------------------------------------------------------------

CLASS T

SHARES SOLD                                                              8,000

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the period from December 31, 2001 (commencement of operations) to August 31, 2002. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                              Class A        Class B        Class C       Class R        Class T
                                                               Shares         Shares         Shares        Shares         Shares
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.50          12.50          12.50         12.50          12.50

Investment Operations:

Investment (loss)(a)                                             (.06)          (.11)          (.11)         (.04)          (.08)

Net realized and unrealized
   gain (loss) on investments                                   (3.48)         (3.48)         (3.48)        (3.49)         (3.48)

Total from Investment Operations                                (3.54)         (3.59)         (3.59)        (3.53)         (3.56)

Net asset value, end of period                                   8.96           8.91           8.91          8.97           8.94
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                            (28.32)(c)     (28.72)(c)     (28.72)(c)    (28.24)        (28.48)(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets(b)                                         1.00           1.50           1.50           .84           1.17

Ratio of investment (loss)
   to average net assets(b)                                      (.53)         (1.04)         (1.04)         (.38)          (.71)

Decrease reflected in above
   expense ratios due to undertaking
   by The Dreyfus Corporation(b)                                 7.14           6.78           6.92           6.73          6.73

Portfolio Turnover Rate(b)                                      27.65          27.65          27.65          27.65         27.65
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                             891            267             89             72            72

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

(C) EXCLUSIVE OF SALES CHARGE.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Growth Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund, which commenced operations on December 31, 2001. The fund' s investment objective is long-term capital appreciation. The Dreyfus Corporation (the "Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of August 31, 2002, MBC Investment Corp., an indirect subsidiary of Mellon Financial Corporation, held 28,000 Class A shares, 28,000 Class B shares, 8,000 Class C shares and all of the outstanding Class R and Class T shares of the fund.


The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $371 during the period ended August 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2002, the components of accumulated earnings on a tax basis were as follows: unrealized depreciation $350,882. In addition, the fund had $144,969 of realized capital losses which were deferred for tax purposes to the first day of the following fiscal year.

During the period ended August 31, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $10,146 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2002, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With

Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Manager has undertaken from December 31, 2001 through August 31, 2003 that, if the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Distribution Plan fees, Shareholder Services Plan fees and extraordinary expenses, exceed an annual rate of 1.25% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $106,193 during the period ended August 31, 2002.

During the period ended August 31, 2002, the Distributor retained $248 from commissions earned on sales of the fund's Class A shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2002, Class B, Class C and Class T shares were charged $1,528, $486 and $143, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services

                                                                 The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2002, Class A, Class B, Class C and Class T shares were charged $1,574, $509, $162 and $143, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2002, the fund was charged $170 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2002, the fund was charged $1,460 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2002, amounted to $2,177,988 and $375,692, respectively.

At August 31, 2002, the cost of investments for federal income tax purposes was $1,710,325; accordingly, accumulated net unrealized depreciation on investments was $350,882, consisting of $7,250 gross unrealized appreciation and $358,132 gross unrealized depreciation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Premier Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Growth Fund (one of the series comprising Dreyfus Growth and Value Funds, Inc.), as of August 31, 2002, and the related statements of operations and changes in net assets and financial highlights for the period from December 31, 2001 (commencement of operations) to August 31, 2002. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Growth Fund at August 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the period from December 31, 2001 to August 31, 2002, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 11, 2002



BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

David P. Feldman (62)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director & Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 Funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 54

                              --------------

Ehud Houminer (61)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Professor and Executive-in-Residence at the Columbia Business School, Columbia University.

* Principal of Lear, Yavitz and Associates, a management consulting firm

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor, Director

* Super Sol Limited, an Israeli supermarket chain, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 21

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Gloria Messinger (72)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc., Consultant in Intellectual Property

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Yale Law School Fund, Director

* Theater for a New Audience, Inc., Director

* Brooklyn Philharmonic, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

John Szarkowski (76)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Consultant in Photography

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Photography Department at The Museum of Modern Art, Director Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

Anne Wexler (72)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 Funds), Director

* Comcast Corporation, a telecommunications company, Director

* Methanex Corporation, a methanol production company, Director

* Member of the Council of Foreign Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

                                                             The Fund

                 For More Information

                        Dreyfus Premier
                        Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  527AR0802






      Dreyfus Premier
      Small Company
      Growth Fund

      ANNUAL REPORT August 31, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            19   Report of Independent Auditors

                            20   Board Members Information

                            22   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                      Small Company Growth Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this report for Dreyfus Premier Small Company Growth Fund, covering the period from the fund's inception on June 28, 2002 through August 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, David B. Smith.

Stock markets in the United States and around the world confronted a number of formidable challenges during the reporting period. In addition to lackluster corporate earnings and the war on terrorism, investors have recently contended with questions regarding the accuracy of companies' financial statements. These and other influences drove most major domestic stock market indices lower, including those that measure large-, mid- and small-cap stock performance.

Despite widespread pessimism among investors, we are generally optimistic about the future. The economy has begun to recover, showing signs of growth that have already begun to have a positive effect on corporate earnings. Recent market declines may have created attractive values in some stocks. At the same time, we believe that the recent accounting scandals will likely lead to higher standards and stronger oversight of corporate behavior, which should give investors greater confidence.

One key to success during turbulent times such as these is an investment horizon that is measured in years, not weeks or months. Remember, over the long term stocks have historically produced higher returns than other types of investments. For investors with a long-term perspective, we believe that stocks should continue to provide considerable potential for growth.

If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective, long-term view of the financial markets.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 16, 2002




DISCUSSION OF FUND PERFORMANCE

David B. Smith, Portfolio Manager

How did Dreyfus Premier Small Company Growth Fund perform relative to its benchmark?

During the period between the fund's inception on June 28, 2002 and the end of its fiscal year on August 31, 2002, the fund produced total returns of -15.77% for Class A shares, -15.93% for Class B shares, -15.93% for Class C shares, -15.77% for Class R shares and -15.85% for Class T shares.(1) In comparison, the Russell 2000 Growth Index (the "Index" ), the fund's benchmark, produced a -15.41% total return for the period from June 30, 2002 through August 31, 2002.(2)

Although we are disappointed that the fund got off to a slow start, we believe that two months is too short a time frame to judge accurately the performance of any long-term investment, including this one. Because we generally invest with a time horizon of three to five years, we encourage shareholders to adopt a long-term perspective.

What is the fund's investment approach?

The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in the stocks of small companies. The fund invests in growth companies that the manager believes have solid market
positions,   visionary   leadership   and   reasonable   financial   strength.

The fund's strategy  combines market economics with fundamental  research.
The portfolio manager begins by assessing current economic conditions and forecasting economic expectations. Each industry sector of the Russell 2000 Growth Index is examined to determine the sector' s market capitalization weighting and to estimate the performance of the sector relative to the Index. A balance for the fund is then determined, giving greater relative weight to the sectors that are expected to outperform the overall market. Stocks are then selected for the fund's

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

portfolio, typically based on the issuer's industry classification, the stock's historical sensitivity to changing economic events and conditions and an assessment of the stock's current valuation and prospects.

The fund typically sells a stock when the manager believes there is a more attractive alternative, the stock's valuation is excessive or there are deteriorating fundamentals, such as the loss of competitive advantage, a failure in management execution or deteriorating capital structure. The fund also may sell stocks when the manager's evaluation of a sector has changed.

What other factors influenced the fund's performance?

As the fund's investment approach suggests, the fund favors stocks of small capitalization companies that we believe are likely to grow faster than the averages. However, during the first two months of the fund's operation, such companies were generally out of favor among investors who generally preferred slower growing, value-oriented companies.

When constructing the fund' s portfolio, we looked at the prevailing economic data, which suggested that the U.S. economy was recovering, albeit at a slow and uneven pace. In anticipation of a more robust economic rebound, we allocated assets among market sectors in a way that emphasized economically sensitive areas such as the technology group, health care services companies and restaurants.

Among technology companies, we believe that the two-year decline in customer demand may be nearing an end. A resumption of capital spending should be especially beneficial to companies that offer solutions to the growing need for remote storage of electronic data, such as industry leaders Brocade and Emulex. In the health care services area, we have focused on hospital networks that have grown through the acquisition and restructuring of formerly not-for-profit hospitals. Similarly, medical temporary agencies, such as AMN Healthcare Services, are expected to benefit from growing demand amid a national shortage of skilled nursing professionals. Finally, restaurant chains, such as PF Chang's China Bistro, have benefited from the growing demand from two-income families for convenient dining options.


On the other hand, we have de-emphasized certain groups that, in our view, have become expensive relative to their future growth prospects. For example, stocks of manufacturers and other industrial companies appear to have discounted an economic recovery, and we are concerned that their stocks may fall if the economy does not meet these expectations.

What is the fund's current strategy?

We have continued to focus on small, growth-oriented stocks, because we believe they are well positioned to benefit from a change of investor sentiment as the economic recovery gains strength. However, it is important to understand that our investment strategy includes a relatively long holding period for the stocks in which we invest. This longer holding period relative to other small-cap growth funds is consistent with our long-term investment perspective in which we seek to invest in small companies that are likely to become tomorrow's leaders.

September 16, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. TOTAL RETURNS ARE CALCULATED ON A MONTH-END BASIS.

                                                             The Fund



STATEMENT OF INVESTMENTS

August 31, 2002

COMMON STOCKS--87.5%                                                                             Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BASIC INDUSTRIES--.8%

Photronics                                                                                          600  (a)               7,392

CAPITAL GOODS--4.8%

GameStop                                                                                            900                   18,720

Jacobs Engineering Group                                                                            300  (a)              10,128

Plexus                                                                                            1,100  (a)              16,082

                                                                                                                          44,930

CONSUMER DURABLES--.8%

Tiffany & Co.                                                                                       300                    7,440

CONSUMER NON-DURABLES--11.3%

Alexandria Real Estate Equities                                                                     400                   17,572

Constellation Brands, Cl. A                                                                         400  (a)              11,364

Heartland Express                                                                                   500  (a)               9,200

OM Group                                                                                            300                   15,819

O'Charley's                                                                                         700  (a)              14,014

Steiner Leisure                                                                                     800  (a)              10,272

Stelmar Shipping                                                                                    800  (a)              11,576

Wolverine World Wide                                                                              1,000                   15,670

                                                                                                                         105,487

CONSUMER SERVICES--13.0%

Brinker International                                                                               150  (a)               4,158

Corporate Executive Board                                                                           500  (a)              14,700

Cross Country                                                                                     1,100                   15,741

Gallagher (Arthur J.) & Co.                                                                         300                    8,688

Internet Security Systems                                                                         1,200  (a)              18,216

JetBlue Airways                                                                                     300                   11,550

Linens 'n Things                                                                                    500  (a)              10,785

Oshkosh Truck                                                                                       200                   11,270

P.F. Chang's China Bistro                                                                           600  (a)              18,984

Ruby Tuesday                                                                                        400                    7,976

                                                                                                                         122,068

ELECTRONIC COMPONENTS & INSTRUMENTS--1.6%

Gentex                                                                                              500  (a)              14,880

ENERGY--5.1%

Cabot Oil & Gas, Cl. A                                                                              800                   17,800

Patterson-UTI Energy                                                                                400  (a)               9,992


COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

Questar                                                                                             200                    4,988

Remington Oil & Gas                                                                               1,000  (a)              14,550

                                                                                                                          47,330

FINANCIAL SERVICES--8.8%

Affiliated Managers Group                                                                           300  (a)              15,720

E*TRADE Group                                                                                     1,900  (a)               8,246

Eaton Vance                                                                                         600                   17,286

RenaissanceRe Holdings                                                                              350                   12,215

SL Green Realty                                                                                     430                   14,220

Scottish Annuity & Life Holdings                                                                    900                   15,138

                                                                                                                          82,825

FOOD & HOUSEHOLD PRODUCTS--1.5%

Dreyer's Grand Ice Cream                                                                            200                   13,700

HEALTH CARE--15.6%

AMN Healthcare Services                                                                             500                   12,150

Apogent Technologies                                                                                500  (a)              10,135

Beckman Coulter                                                                                     200                    7,998

Cambrex                                                                                             100                    3,831

Cephalon                                                                                            300  (a)              13,050

Charles River Laboratories International                                                            300  (a)              11,865

Community Health Systems                                                                            550  (a)              13,145

Cooper Cos.                                                                                         200                    9,078

LifePoint Hospitals                                                                                 450  (a)              13,608

Mid Atlantic Medical Services                                                                       400  (a)              14,444

Province Healthcare                                                                                 500  (a)               8,525

Respironics                                                                                         300  (a)              10,167

Trimeris                                                                                            400  (a)              18,200

                                                                                                                         146,196

MISCELLANEOUS--1.1%

UICI                                                                                                600  (a)              10,620

TECHNOLOGY--18.3%

Activision                                                                                          450  (a)              12,541

BEA Systems                                                                                       1,900  (a)              11,609

Brooks-PRI Automation                                                                               500  (a)               8,550

Emulex                                                                                              800  (a)              13,504

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Extreme Networks                                                                                  1,200  (a)              11,316

Fairchild Semiconductor, Cl. A                                                                    1,050  (a)              12,674

FreeMarkets                                                                                       2,300  (a)              13,662

Integrated Silicon Solution                                                                       1,300  (a)               6,552

Jabil Circuit                                                                                       300  (a)               5,613

KPMG Consulting                                                                                   1,200  (a)              12,180

Mercury Interactive                                                                                 500  (a)              12,705

Nanometrics                                                                                       1,200  (a)               6,132

Nuance Communications                                                                             2,500  (a)               7,250

Packeteer                                                                                         3,900  (a)              17,745

Photon Dynamics                                                                                     500  (a)              10,435

Rational Software                                                                                 1,400  (a)               9,520

                                                                                                                         171,988

TRANSPORTATION--3.2%

Forward Air                                                                                         300  (a)               6,573

Pacer International                                                                               1,100  (a)              14,300

Teekay Shipping                                                                                     300                    9,450

                                                                                                                          30,323

UTILITIES--1.6%

CenturyTel                                                                                          200                    5,410

Citizens Communications                                                                           1,300  (a)               9,516

                                                                                                                          14,926
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $955,812)                                                                 87.5%                  820,105

CASH AND RECEIVABLES (NET)                                                                        12.5%                  116,919

NET ASSETS                                                                                       100.0%                  937,024

(A) NON-INCOME PRODUCING.


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

August 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments   955,812       820,105

Cash                                                                     37,892

Receivable for shares of Common Stock subscribed                         35,000

Dividends receivable                                                        149

Prepaid expenses                                                         77,567

Due from The Dreyfus Corporation and affiliates                          17,005

                                                                        987,718
--------------------------------------------------------------------------------

LIABILITIES ($):

ACCRUED EXPENSES AND OTHER LIABILITIES                                   50,694
--------------------------------------------------------------------------------

NET ASSETS ($)                                                          937,024
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       1,097,459

Accumulated net realized gain (loss) on investments                    (24,728)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                      (135,707)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                          937,024

NET ASSET VALUE PER SHARE



                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                          260,633              171,953              167,996              168,296              168,146

Shares Outstanding                       24,788               16,377               16,000               16,000               16,000
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          10.51                10.50                10.50                10.52                10.51


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

From June 28, 2002 (commencement of operations) to August 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                             569

Interest                                                                   233

TOTAL INCOME                                                               802

EXPENSES:

Management fee--Note 2(a)                                                1,454

Registration fees                                                       15,134

Auditing fees                                                           12,000

Legal fees                                                               5,927

Prospectus and shareholders' reports                                     2,912

Custodian fees--Note 2(c)                                                  857

Distribution fees--Note 2(b)                                               545

Shareholder servicing costs--Note 2(c)                                     371

Directors' fees and expenses--Note 2(d)                                     37

Miscellaneous                                                            1,043

TOTAL EXPENSES                                                          40,280

Less--expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 2(a)                                       (37,147)

NET EXPENSES                                                             3,133

INVESTMENT (LOSS)                                                      (2,331)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                               (24,732)

Net unrealized appreciation (depreciation) on investments            (135,707)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               (160,439)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (162,770)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

From June 28, 2002 (commencement of operations) to August 31, 2002

--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                                      (2,331)

Net realized gain (loss) on investments                               (24,732)

Net unrealized appreciation (depreciation) on investments            (135,707)

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                          (162,770)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                                         295,876

Class B shares                                                         203,918

Class C shares                                                         200,000

Class R shares                                                         200,000

Class T shares                                                         200,000

INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL STOCK TRANSACTIONS                                    1,099,794

TOTAL INCREASE (DECREASE) IN NET ASSETS                                937,024
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                         --

END OF PERIOD                                                          937,024

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

SHARES SOLD                                                             24,788
--------------------------------------------------------------------------------

CLASS B

SHARES SOLD                                                             16,377
--------------------------------------------------------------------------------

CLASS C

SHARES SOLD                                                             16,000
--------------------------------------------------------------------------------

CLASS R

SHARES SOLD                                                             16,000
--------------------------------------------------------------------------------

CLASS T

SHARES SOLD                                                             16,000

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the period from June 28, 2002 (commencement of operations) to August 31, 2002. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                              Class A        Class B      Class C       Class R         Class T
                                                               Shares         Shares       Shares         Shares         Shares
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.50          12.50         12.50          12.50         12.50

Investment Operations:

Investment (loss)(a)                                            (.02)          (.04)          (.04)         (.02)          (.03)

Net realized and unrealized
   gain (loss) on investments                                  (1.97)         (1.96)         (1.96)        (1.96)         (1.96)

Total from Investment Operations                               (1.99)         (2.00)         (2.00)        (1.98)         (1.99)

Net asset value, end of period                                  10.51         10.50          10.50         10.52          10.51
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                      (15.77)(c,d)   (15.93)(c,d)   (15.93)(c,d)    (15.77)(d)   (15.85)(c,d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets(b)                                          .29           .43            .43           .25            .34

Ratio of investment (loss)
   to average net assets(b)                                     (.21)          (.34)          (.34)         (.16)          (.25)

Decrease reflected in above
   expense ratios due to undertaking
   by The Dreyfus Corporation(b)                                 4.18          4.08           4.06          4.07          4.06

Portfolio Turnover Rate(b)                                      14.72         14.72          14.72         14.72         14.72
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                             261           172           168            168           168

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

(C) EXCLUSIVE OF SALES CHARGE.

(D)  CALCULATED BASED ON NET ASSET VALUE ON THE CLOSE OF BUSINESS ON JUNE 28,
     2002 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2002.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Small Company Growth Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund, which commenced operations on June 28, 2002. The fund's investment objective is long-term capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of August 31, 2002, MBC Investment Corp., an indirect subsidiary of Mellon Financial Corporation, held 16,000 Class A shares, 16,000 Class B shares and all of the outstanding Class C, Class R and Class T shares of the fund.


The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $21 during the period ended August 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2002, the components of accumulated earnings on a tax basis were as follows: unrealized depreciation $135,694. In addition, the fund had $24,728 of realized capital losses which were deferred for tax purposes to the first day of the following fiscal year.

During the period ended August 31, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $2,331, increased accumulated net realized gain (loss) on investments by $4 and decreased paid-in capital by $2,335. Net assets were not affected by this reclassification.

NOTE 2--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .90 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Manager has undertaken from June 28, 2002 through August 31, 2003 that, if the fund's
aggregate    expenses,    exclusive    of

taxes,   brokerage  fees,  interest  on  borrowings,  Distribution  Plan  fees,
Shareholder Services Plan fees and extraordinary expenses, exceed an annual rate of 1.40% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $37,147 during the period ended August 31, 2002.

During the period ended August 31, 2002, the Distributor retained $71 from commissions earned on sales of the fund's Class A shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2002, Class B, Class C and Class T shares were charged $234, $233 and $78, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2002, Class A, Class B, Class C and Class T shares were charged $93, $78, $77 and $78, respectively, pursuant to the Shareholder Services Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2002, the fund was charged $5 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2002, the fund was charged $857 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2002, amounted to $1,110,003 and $129,466, respectively.

At August 31, 2002, the cost of investments for federal income tax purposes was $955,799; accordingly, accumulated net unrealized depreciation on investments was $135,694, consisting of $10,538 gross unrealized appreciation and $146,232 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Premier Small Company Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Small Company Growth Fund (one of the series comprising Dreyfus Growth and Value Funds, Inc.), as of August 31, 2002, and the related statements of operations and changes in net assets and financial highlights for the period from June 28, 2002 (commencement of operations) to August 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Small Company Growth Fund at August 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the period from June 28, 2002 to August 31, 2002, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 11, 2002

                                                             The Fund


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

David P. Feldman (62)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director & Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 Funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 54

                              --------------

Ehud Houminer (61)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Professor and Executive-in-Residence at the Columbia Business School, Columbia University.

* Principal of Lear, Yavitz and Associates, a management consulting firm

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor, Director

* Super Sol Limited, an Israeli supermarket chain, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 21


Gloria Messinger (72)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc., Consultant in Intellectual Property

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Yale Law School Fund, Director

* Theater for a New Audience, Inc., Director

* Brooklyn Philharmonic, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

John Szarkowski (76)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Consultant in Photography

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Photography Department at The Museum of Modern Art, Director Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

Anne Wexler (72)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 Funds), Director

* Comcast Corporation, a telecommunications company, Director

* Methanex Corporation, a methanol production company, Director

* Member of the Council of Foreign Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.


NOTES

                 For More Information

                        Dreyfus Premier
                        Small Company  Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  771AR0802